       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 2002
                       (FILE NOS. 33-36962 and 811-06175)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Post-Effective Amendment No. 31

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 33

                               ECLIPSE FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     Address of Principal Executive Office)

                  Registrant's Telephone Number: (212) 576-7215


Copy To:
Carla P. Vogel, Esq.                           Robert A. Anselmi, Esq.
Dechert                                        Jill R. Whitelaw, Esq.
1775 Eye Street, N.W.                          New York Life Insurance Company
Washington D.C. 20006                          51 Madison Avenue
                                               New York, New York 10010

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b) of rule 485
[ ]   on ______, pursuant to paragraph (b)(1)(v) of rule 485
[X]   60 days after filing pursuant to paragraph (a)(1) of rule 485
[ ]   on ______, pursuant to paragraph (a)(1) of rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2) of rule 485
[ ]   on ______, pursuant to paragraph (a)(2) of rule 485
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      WHAT'S INSIDE?


  2      Investment Objectives, Principal Investment Strategies and
         Principal Risks:
         An Overview

         EQUITY FUNDS
  6      Eclipse Mid Cap Core Fund
 10      Eclipse Mid Cap Value Fund
 14      Eclipse Small Cap Value Fund

         FIXED-INCOME FUNDS
 18      Eclipse Core Bond Plus Fund
 24      Eclipse Ultra Short Term Income Fund
 28      Eclipse Tax Free Bond Fund

         BLENDED FUND
 32      Eclipse Balanced Fund

 36      More About Investment Strategies and Risks

 42      Shareholder Guide
 42        Multi-Class Structure and Shareholder Service Fees
 42        Shareholder Services Plan
 43        Buying, Selling and Exchanging Eclipse Funds Shares
 43        How to Open An Account
 43        Investment Minimums
 47        Shareholder Services
 48        General Policies
 50        Medallion Signature Guarantees
 50        Determining the Funds' Share Prices (NAV) and Valuation of
           Securities
 51        Fund Earnings
 52        Understand the Tax Consequences

 54      Know With Whom You're Investing

 58      Financial Highlights for Eclipses Funds Inc.
 64      Financial Highlights for Eclipse Funds

INVESTMENT OBJECTIVES,

PRINCIPAL INVESTMENT

STRATEGIES AND PRINCIPAL

RISKS: AN OVERVIEW


This Prospectus discusses the Eclipse Mid Cap Core Fund, Eclipse Core Bond Plus Fund, and Eclipse Tax Free Bond Fund, each a series of Eclipse Funds Inc., a Maryland corporation, together with Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Balanced Fund, and Eclipse Ultra Short Term Income Fund, each a series of Eclipse Funds, a Massachusetts business trust (the series of Eclipse Funds Inc. and Eclipse Funds are collectively referred to herein as the "Funds" or the "Eclipse Funds"). Each Fund is managed by New York Life Investment Management LLC ("NYLIM"). NYLIM is responsible for the day-to-day portfolio management of each of the Funds. NYLIM has retained its affiliate, MacKay Shields LLC ("MacKay Shields"), as the Subadvisor that is responsible for the day-to-day portfolio management of Eclipse Core Bond Plus Fund and Eclipse Tax Free Bond Fund.



Each Fund pursues somewhat different strategies to achieve its investment objective. Under normal market conditions, the Equity Funds invest primarily in equity securities, the Fixed Income Funds invest primarily in debt or fixed income securities, and the Blended Fund invests in a mix of equity and fixed income securities. In times of unusual or adverse conditions, each Fund may invest for temporary or defensive purposes outside the scope of its principal investment focus.


EQUITY SECURITIES

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation, you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange, the American Stock Exchange and foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including:

- common and preferred stocks;

- convertible securities; and

- American Depositary Receipts ("ADRs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

DEBT SECURITIES

Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including:

- bonds;

- notes; and

- debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include:


- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.



- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Fund that holds debt securities with a shorter maturity.



- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.



- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

NOT INSURED--YOU COULD LOSE MONEY

Before considering an investment in a Fund, you should understand that you could lose money.


An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


NAV WILL FLUCTUATE

The value of Fund shares, also known as the net asset value ("NAV"), fluctuates based on the value of the Fund's holdings.

Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Fund's holdings.

Other factors that can affect debt security values and Fixed Income Fund share prices are changes in the average maturity of a Fund's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.

MORE INFORMATION

The next section of this Prospectus gives you more detailed information about the investment objectives, policies, strategies, risks, performance, and expenses of each of the Funds. Please review it carefully.

                      [This page intentionally left blank]

---------------------------
The RUSSELL MIDCAP(R) INDEX includes the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

MID CAP CORE FUND

The Mid Cap Core Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the RUSSELL MIDCAP(R) INDEX, and invests primarily in common stocks of U.S. companies. As of the date of this Prospectus, the market capitalizations of companies in this index range from $100 million to $15 billion. NYLIM, the Fund's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

INVESTMENT PROCESS

NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model.

PRINCIPAL RISKS

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Fund's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

[MID CAP CORE FUND BAR GRAPH]                                  MID CAP CORE FUND

2001                                                                            -7.74%

ANNUAL RETURN, NO-LOAD CLASS SHARES
(calendar year 2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's annual return for calendar year 2001. The table below shows how the Fund's average annual total returns (before and after taxes) for one year compare to those of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(2001)

                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             11.69%              4Q/01
  Lowest return/worst quarter                            -16.06%              3Q/01

AVERAGE ANNUAL TOTAL RETURNS
(for the period ending December 31, 2001)

                                                                        SINCE INCEPTION(1)

  Mid Cap Core Fund
  Return Before Taxes
    No-Load Class                                                             -7.74%

  Return After Taxes on Distributions(2)
    No-Load Class                                                             -7.88%

  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    No-Load Class                                                             -4.72%

  Russell Midcap(R) Index(3)
    (reflects no deduction for fees, expenses, or taxes)                      -5.62%

(1) The Fund's inception date was January 2, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) This index measures the performance of the smallest 800 securities in the Russell 1000(R) Index, ranked by total market capitalization. It provides a measure of the mid cap sector of the market.

MID CAP CORE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                              NO-LOAD   SERVICE
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS    CLASS+

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                                *         *

  ANNUAL FUND OPERATING EXPENSES
  (Expenses that are deducted from fund assets)

  Management Fee                                                  .85%      .85%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(2)                                               .42%      .67%

  Total Annual Fund Operating Expenses(3)                        1.27%     1.52%



+Service Class shares are not currently being offered.


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2)Includes shareholder service fees of .25% for Service Class shares.



(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total annual fund operating expenses by the No-Load Class shares exceed 1.00% for the No-Load Class shares and 1.25% for the Service Class shares. With this reduction, for the period ended October 31, 2001, the management fee paid by the No-Load Class shares was .58% and total annual fund operating expenses for the No-Load Class shares were 1.00%. This waiver may be discontinued at any time without notice.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD    SERVICE
  EXPENSES AFTER                                                CLASS(1)   CLASS(1)

  1 year                                                         $  129     $  155

  3 years                                                        $  403     $  480

  5 years                                                        $  697     $  829

  10 years                                                       $1,534     $1,813


(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
The S&P MIDCAP 400(R) INDEX is a market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation, and is a benchmark of mid-capitalization stock price movement.

---------------------------
The RUSSELL MIDCAP(R) INDEX includes the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

MID CAP VALUE FUND

The Mid Cap Value Fund seeks high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the RUSSELL MIDCAP(R) INDEX, the S&P MIDCAP 400(R) INDEX or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or underpriced relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% of the Fund's net assets in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the Manager's analysis.

                                                              MID CAP VALUE FUND

- The Manager does not use options or futures.

- The Manager may sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risk associated with investing in the Fund includes:

- Market risk--Stocks fluctuate in price. As the Fund's holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

---------------------------
A WARRANT is a security that entitles the holder to purchase certain amounts of common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.
---------------------------
ILLIQUID SECURITIES are securities that have no ready market.

---------------------------
ACTIVE TRADING. If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

MID CAP VALUE FUND
[MID CAP VALUE FUND BAR GRAPH]

1995                                                                             26.82%
1996                                                                             22.40%
1997                                                                             32.46%
1998                                                                             10.35%
1999                                                                              0.04%
2000                                                                              5.83%
2001                                                                              5.65%

ANNUAL RETURNS, NO-LOAD CLASS SHARES
(by calendar year
1995 - 2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and life of the Fund periods compare to those of broad-based securities market indices. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1995 -2001)

                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             14.81%              1Q/98
  Lowest return/worst quarter                            -14.19%              3Q/98

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)

                                                  1 YEAR       5 YEARS       SINCE INCEPTION(1)

  Mid Cap Value Fund
  Return Before Taxes
    No-Load Class                                  5.65%       10.33%              14.19%

  Return After Taxes on Distributions(2)
    No-Load Class                                  5.45%        9.30%              12.65%

  Return After Taxes on Distributions and
    Sale of Fund Shares(2)
    No-Load Class                                  3.44%        8.34%              11.43%

  Russell Midcap(R) Index(3) (reflects no
    deduction for fees, expenses, or taxes)       -5.62%       11.40%              15.52%

  S&P 500(R) Index(4) (reflects no
    deduction for fees, expenses, or taxes)      -11.87%       10.70%              15.84%

(1) The Fund's inception was December 27, 1994.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Russell Midcap(R) Index includes the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

(4) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

                                                              MID CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                  NO-
                        SHAREHOLDER FEES                         LOAD     SERVICE
           (fees paid directly from your investment)             CLASS     CLASS
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load) (as a percentage of
  redemption proceeds)                                            None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                                *         *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .90%      .90%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(2)                                               .29%      .54%

  Total Annual Fund Operating Expenses(3)                        1.19%     1.44%


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2)Includes shareholder service fee of .25% for Service Class shares.



(3) The Manager has undertaken to limit the total annual fund operating expenses of the No-Load Class shares of the Fund through December 31, 2002 to that of the twelve months ended December 31, 2000. However, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. In addition, a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. With these reductions, for the period ended October 31, 2001, the management fee paid by the No-Load Class shares was .87%, other expenses were .17%, and total annual fund operating expenses of the No-Load Class shares were 1.04%.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD    SERVICE
  EXPENSES AFTER                                                CLASS(1)   CLASS(1)

   1 year                                                        $  121     $  147

   3 years                                                       $  378     $  456

   5 years                                                       $  654     $  787

  10 years                                                       $1,443     $1,724



(1) Does not reflect fee waiver or expense reduction.

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
SMALL-CAPITALIZATION STOCKS are common stocks of relatively small U.S. companies that tend to have fewer shares outstanding and thus a smaller trading volume than large-capitalization stocks.

---------------------------
The RUSSELL 2000(R) INDEX tracks the smallest 2000 companies in the Russell 3000(R) Index which includes the largest 3000 U.S. companies determined by market capitalization.
---------------------------
The S&P SMALLCAP 600(R) Index is a market value weighted benchmark of 600 small-capitalization common stocks.

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations at the time of investment, similar to the companies in the RUSSELL 2000(R) INDEX, the S&P SMALLCAP 600(R) INDEX or a universe selected from the smallest 2,000 companies of the largest 3,000 companies ranked by market capitalization.

INVESTMENT PROCESS

The Fund invests primarily in small-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that NYLIM determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and
(2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on its statistical analysis of the companies.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available, annual and quarterly financial statistical data are used in the Manager's analysis.

- The Manager does not use options or futures.

- The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

                                                            SMALL CAP VALUE FUND

The Fund may lend up to 20% of its assets and may invest:
- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES; or ILLIQUID SECURITIES; and

- in common stock, other equity securities and in equity-related securities, such as preferred stock (including convertible preferred stock), and debt securities convertible into common stock.

The Fund may also purchase large-capitalization stocks for additional liquidity and engage in ACTIVE TRADING. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

Market risk--Stocks fluctuate in price. As the holdings fluctuate, so will the price of the Fund's shares. Consequently, your investment could be worth less than you paid when you decide to sell. In other words, you could lose money on your investment.

Small-capitalization stock risk--Smaller capitalization stocks can be risky. They may be more thinly traded than larger company stocks and consequently may be more volatile. Their returns may vary significantly from the overall stock markets.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than are large-capitalization companies.

Since the Fund may invest up to 20% of its assets in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

---------------------------
A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.
---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. ILLIQUID SECURITIES are securities that have no ready market.
---------------------------
ACTIVE TRADING
If a fund were to replace all of its portfolio securities over the course of one year, it would have an annual portfolio turnover rate of 100%. A fund with an annual portfolio turnover rate above 100% is viewed as engaged in active trading. Active trading may result in increased transactions costs and the realization of greater net short-term or long-term capital gains.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

SMALL CAP VALUE FUND
[SMALL CAP VALUE FUND BAR GRAPH]

1992                                                                             19.38%
1993                                                                             17.02%
1994                                                                             -4.74%
1995                                                                             19.69%
1996                                                                             29.87%
1997                                                                              33.3%
1998                                                                               3.4%
1999                                                                              3.05%
2000                                                                             -9.44%
2001                                                                             13.89%

ANNUAL RETURNS,
NO-LOAD
CLASS SHARES
(by calendar year
1992-2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of broad-based securities market indices. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1992-2001)

                                                         RETURN            QUARTER/YEAR
  Highest return/best quarter                             18.52%              2Q/99
  Lowest return/worst quarter                            -16.91%              3Q/98

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)


                                                            1 YEAR       5 YEARS       10 YEARS
  Small Cap Value Fund
  Return Before Taxes
    No-Load Class                                            13.89%        7.94%        11.72%
  Return After Taxes on Distributions(1)
    No-Load Class                                            13.49%        5.84%         8.72%
  Return After Taxes on Distributions and
    Sale of Fund Shares(1)
    No-Load Class                                             8.46%        6.24%         8.77%
  S&P's SmallCap 600(R) Index(2)
    (reflects no deduction for fees, expenses, or
    taxes)                                                    6.55%       10.66%          N/A
  Russell 2000(R) Index(3)
    (reflects no deduction for fees, expenses, or
    taxes)                                                    2.49%        7.52%        11.51%
  S&P 500(R) Index(4)
    (reflects no deduction for fees, expenses, or
    taxes)                                                  -11.87%       10.70%        12.94%
  Lipper Small Cap Value Fund Index(5)
    (reflects no deduction for fees, expenses, or
    taxes)                                                   17.20%       10.75%        12.68%


(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) This index is a market value weighted benchmark of 600 small-capitalization common stocks.
(3) This index tracks the smallest 2,000 companies in the Russell 3000(R) Index; the Russell 3000(R) includes the largest 3,000 U.S. companies determined by market capitalization.
(4) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.
(5) This index tracks the performance of the 30 largest small company value funds, after expenses, adjusted for the reinvestment of capital gains distributions and income dividends.

                                                            SMALL CAP VALUE FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                  NO-
  SHAREHOLDER FEES                                               LOAD            SERVICE
  (fees paid directly from your investment)                      CLASS            CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None             None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None             None

  Exchange Fee(1)                                                 None             None

  Maximum Account Fee                                                *                *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                 1.00%            1.00%

  Distribution (12b-1) Fees                                       None             None

  Other Expenses(2)                                               .23%             .48%

  Total Annual Fund Operating Expenses(3)                        1.23%            1.48%


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) Includes shareholder service fee of .25% for Service Class shares.



(3) The Manager has undertaken to limit the total annual fund operating expenses of the No-Load Class shares of the Fund through December 31, 2002 to that of the twelve months ended December 31, 2000. However, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. In addition, a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. With this reduction, for the period ended October 31, 2001, other expenses were .15%, and the total annual fund operating expenses of the No-Load Class shares were 1.15%.


EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD    SERVICE
  EXPENSES AFTER                                                CLASS(1)   CLASS(1)

   1 year                                                        $  125     $  151

   3 years                                                       $  390     $  468

   5 years                                                       $  676     $  808

  10 years                                                       $1,489     $1,768



(1) Does not reflect expense reduction.

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.
---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

CORE BOND PLUS FUND

The Core Bond Plus Fund's investment objective is to seek to maximize TOTAL RETURN consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in a diversified portfolio of bonds, which includes all types of debt obligations such as:

- debt or debt related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- ZERO COUPON BONDS;

- MORTGAGE-RELATED and other ASSET-BACKED SECURITIES; and

- LOAN PARTICIPATION INTERESTS.

The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade, which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Subadvisor, MacKay Shields, to be of comparable quality. The Fund may also invest up to 10% of its total assets in foreign securities. The Fund may purchase high-yield bonds and other debt securities that the Fund's Subadvisor believes may provide capital appreciation in addition to income. As part of the principal investment strategy, the Fund's Subadvisor may use MORTGAGE DOLLAR ROLLS and portfolio SECURITIES LENDING techniques.

INVESTMENT PROCESS

The Fund seeks to identify investment opportunities based, in part, on the financial condition and competitiveness of bond issuers. In addition, among the principal factors considered in determining whether to increase or decrease the investment emphasis placed upon a particular type of security or bond market sector are: fundamental economic cycle analysis, credit quality, and interest rate trends.

The Fund also invests in a variety of countries, which may include countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. Securities of issuers in one country may be denominated in the currency of another country. The Fund's principal investments also may include high-yield debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments also include mortgage-related and asset-backed securities, and when-issued securities and forward commitments.

The Fund may enter into mortgage dollar roll transactions, buy and sell currency on a spot basis and may enter into foreign currency forward contracts for hedging purposes. The Fund may also buy foreign currency options and may use securities lending as a principal investment strategy.

                                                             CORE BOND PLUS FUND

---------------------------
LOAN PARTICIPATION INTERESTS are debt securities that represent fractional interests in a larger loan.
---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The Fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.
---------------------------
In a MORTGAGE DOLLAR ROLL, a fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a lower price at a later date.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

The Fund's principal investments can include high-yield debt securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium--a higher interest rate or yield--because of this increased risk of loss. These securities can be also subject to greater price volatility.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in emerging market countries than in developed market countries.

The Fund's principal investments include derivatives, such as floaters, including inverse floaters, foreign currency options, foreign currency forward contracts, securities and securities index options, swaps, futures contracts and related options, and mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives (except for mortgage-related and asset-backed securities) may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

CORE BOND PLUS FUND

The Fund's use of mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar rolls is that the security the Fund receives at the end of the transaction is worth less than the security the Fund sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

Investments in loan participation interests are subject to the risk that there may not be readily available market, which in some cases could result in the Fund disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased such loan participation interests.

[CORE BOND PLUS FUND BAR GRAPH]                              CORE BOND PLUS FUND

2001                                                                             6.92%

ANNUAL RETURN, NO-LOAD
CLASS SHARES
(calendar year 2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's annual return for calendar year 2001. The table below shows how the Fund's average annual total returns (before and after taxes) for one year compare to those of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(2001)

                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              3.17%              3Q/01
  Lowest return/worst quarter                              0.20%              2Q/01

AVERAGE ANNUAL TOTAL RETURNS
(for the period ending December 31, 2001)

                                                                         SINCE INCEPTION(1)

  Core Bond Plus Fund
  Return Before Taxes
    No-Load Class                                                               6.92%

  Return After Taxes on Distributions(2)
    No-Load Class                                                               4.22%

  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    No-Load Class                                                               4.20%

  Lehman Brothers Aggregate Index(3) (reflects no deduction
    for fees, expenses, or taxes)                                               8.44%

(1) The Fund's inception date was January 2, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Index (the "Aggregate Index") includes the following of the Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

CORE BOND PLUS FUND

FEES AND EXPENSES OF THE FUND

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                              No-Load   Service
  (fees paid directly from your investment)                      Class    Class+
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                             *         *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .60%      .60%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(2)                                               .42%      .67%

  Total Annual Fund Operating Expenses(3)                        1.02%     1.27%



+Service Class shares are not currently being offered.


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) Includes shareholder service fees of .25% for Service Class shares.



(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total annual fund operating expenses exceed .70% for the No-Load Class shares and .95% for the Service Class shares. With this reduction, for the year ended October 31, 2001, the management fee paid by the No-Load Class shares was .28% and total annual fund operating expenses of the No-Load Class shares were .70%. This waiver may be discontinued at any time without notice.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD    SERVICE
  EXPENSES AFTER                                                CLASS(1)   CLASS(1)

  1 year                                                         $  104     $  129

  3 years                                                        $  325     $  403

  5 years                                                        $  563     $  697

  10 years                                                       $1,248     $1,534


(1) Does not reflect fee waiver.

                      [This page intentionally left blank]

---------------------------
INVESTMENT GRADE SECURITIES are either rated Baa or better by Moody's or rated BBB or better by S&P, or are unrated but of comparable quality in the view of the Fund's Manager.

---------------------------
With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to the Fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.

ULTRA SHORT TERM INCOME FUND

The Ultra Short Term Income Fund seeks a high level of current income, capital preservation, and a relatively stable net asset value.

PRINCIPAL INVESTMENT STRATEGIES


The Fund normally invests at least 80% of its assets in short-term, INVESTMENT GRADE, fixed-income securities (such as bonds) issued by U.S. corporations or issued and guaranteed by the U.S. Government, its agencies or instrumentalities. This portion of the Fund's assets will have a dollar-weighted average maturity not exceeding thirteen months.


INVESTMENT PROCESS

NYLIM, the Fund's Manager, selects bonds based primarily on their credit quality and DURATION. In addition, the Fund:

- Invests in investment grade bonds;

- Keeps its maximum duration at 13 months;

- Invests a maximum of 25% of its assets in any one industry; and

- will hold a bond to maturity (or call date, if applicable).

The Fund may sell the bond sooner if it falls below investment grade, or if the Fund receives other adverse information about an issuer.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS;

- up to 10% of its assets in securities of foreign issuers, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

                                                    ULTRA SHORT TERM INCOME FUND
---------------------------
A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. ILLIQUID SECURITIES are securities that have no ready market.

---------------------------
MORTGAGE-RELATED (including mortgage-backed) SECURITIES are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.
---------------------------

In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund receives interest and/or a fee and a promise that the securities will be returned on a fixed date.

PRINCIPAL RISKS

The main risks associated with investing in the Fund include:

- market risk;

- interest rate risk; and

- credit risk.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The risks of investing in foreign securities are likely to be greater for investments in emerging market countries than in developed market countries.

The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives.

Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, thereby reducing the value of the Fund's investment.

The Fund's use of SECURITIES LENDING also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

ULTRA SHORT TERM INCOME FUND
[ULTRA SHORT TERM INCOME FUND BAR GRAPH]

1995                                                                             7.83%
1996                                                                             5.48%
1997                                                                             6.21%
1998                                                                             6.27%
1999                                                                             4.12%
2000                                                                             6.59%
2001                                                                             6.33%

ANNUAL RETURNS, NO-LOAD
CLASS SHARES
(by calendar year
1995-2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the life of the Fund. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and life of the Fund periods compare to those of broad-based securities market indices. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1995-2001)

                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              2.48%              2Q/95
  Lowest return/worst quarter                              0.42%              4Q/01

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)

                                                 1 YEAR       5 YEARS       SINCE INCEPTION
  Ultra Short Term Income Fund
  Return Before Taxes(1)
    No-Load Class                                 6.33%        5.90%             6.10%
  Return After Taxes on Distributions(2)
    No-Load Class                                 4.52%        3.50%             3.64%
  Return After Taxes on Distributions and
    Sale of Fund Shares(2)
    No-Load Class                                 3.83%        3.51%             3.65%
  Salomon Brothers Treasury Benchmark
    Index(3) (reflects no deduction for
    fees, expenses, or taxes)                     7.07%        6.08%             6.30%
  Lipper Ultra Short Obligations Funds
    Average(4) (reflects no deduction for
    fees, expenses, or taxes)                     5.30%        5.57%             5.77%

(1) The Fund's inception was December 27, 1994.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) This index replaces the Salomon Brothers Treasury Bill Index -- 1-Year which was discontinued in August, 2001. The Salomon Brothers Treasury Benchmark Index is a comparable Index and is representative of the performance of the 1-Year U.S. Treasury Note.

(4) This is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

                                                    ULTRA SHORT TERM INCOME FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                              No-Load   Service
  (fees paid directly from your investment)                      Class     Class

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                                *         *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee(3)                                               .40%      .40%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(2,3)                                             .92%     1.17%

  Total Annual Fund Operating Expenses(3)                        1.32%     1.57%

  Fee Waiver                                                      .20%      --

  Net Annual Fund Operating Expenses(3)                          1.12%      --


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) Includes shareholder service fees of .25% for Service Class shares.



(3) The Manager has contractually waived 0.20% of its management fee payable by the No-Load Class shares through December 31, 2002. In addition, the Manager has voluntarily waived the remainder of its management fee and partially reimbursed the Fund for its other expenses. With these waivers and reimbursement, for the most recent fiscal year, the actual net annual fund operating expenses of the No-Load Class shares were 0.20%. In addition, Management has undertaken to limit the total annual fund operating expense ratios of the No-Load Class shares of the Fund through December 31, 2002 to that of the twelve months ended December 31, 2000. However, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD    SERVICE
                         EXPENSES AFTER                         CLASS(1)   CLASS(1)

   1 year                                                        $  134     $  160

   3 years                                                       $  418     $  496

   5 years                                                       $  723     $  855

  10 years                                                       $1,590     $1,867


(1) Does not reflect fee waiver.

---------------------------
MUNICIPAL BONDS are bonds issued by, or on behalf of, the states, the District of Columbia, the territories, common-wealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

---------------------------
INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risks.

---------------------------
ZERO COUPON BONDS are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to their face value and tend to be more volatile than conventional debt securities.

TAX FREE BOND FUND

The Tax Free Bond Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests in tax-exempt securities that are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by either Moody's, S&P, or Fitch IBCA. Up to 20% of the Fund's net assets may be invested in unrated tax-exempt securities that are deemed by the Fund's Subadvisor, MacKay Shields, to be of a quality comparable to those securities rated in the top four categories.

As a fundamental policy, the Fund normally invests at least 80% of its assets in MUNICIPAL BONDS (exclusive of municipal bonds subject to the federal alternative minimum tax [AMT] for individual shareholders). This fundamental policy may not be changed without the consent of shareholders. In addition, up to 20% of the Fund's net assets may be invested in high-yield municipal debt securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Subadvisor to be of comparable quality. The Fund may invest in tax-exempt securities of any maturity.

The two main types of municipal bonds are general obligation and revenue bonds. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

INVESTMENT PROCESS

The Subadvisor uses a combined approach to investing -- analyzing economic trends as well as factors pertinent to particular issuers and securities. Up to 25% of the Fund's total assets may be invested in INDUSTRIAL DEVELOPMENT BONDS. The Fund also may invest in ZERO COUPON BONDS. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund generally may sell securities if it no longer appears that the security will help the Fund meet its investment objective. In addition, the Fund may sell a security if the credit risk of a security increases due to the deterioration in the fundamentals supporting the issuer's ability to meet its interest and principal payment obligations. Deterioration may be caused by falling revenue projections, lower earnings trends, or slower population growth.

                                                              TAX FREE BOND FUND

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- interest rates;

- issuer creditworthiness;

- market conditions; and

- maturities.

Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indexes and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of the Fund's NAV and may involve a small investment of cash relative to the magnitude of risk assumed.

The Fund's principal investments may include industrial development, pollution control, and revenue bonds that are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user. This means that if the industrial user cannot repay principal and/or interest on the bonds, the Fund may lose money.

The Fund's principal investments may include high-yield debt securities, (sometimes called "junk bonds"), that are generally considered to be speculative because they present a greater risk of loss, including default, than higher- quality debt securities. These securities pay investors a premium--a higher interest rate or yield--because of the increased risk of loss. These securities also can be subject to greater price volatility.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you don't sell any shares by year-end).

TAX FREE BOND FUND
[TAX FREE BOND FUND BAR GRAPH]

2001                                                                             4.54%
----                                                                             ----

ANNUAL RETURN, NO-LOAD
CLASS SHARES
(2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you the Fund's annual return for calendar year 2001. The table below shows how the Fund's average annual total return (before and after taxes) for one year compare to those of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(2001)

                                                          RETURN           QUARTER/YEAR
  Highest return/best quarter                              2.91%              3Q/01
  Lowest return/worst quarter                             -0.89%              4Q/01

AVERAGE ANNUAL TOTAL RETURN
(for the period ended December 31, 2001)

                                                                     SINCE INCEPTION(1)

  Tax Free Bond Fund
  Return Before Taxes
    No-Load Class                                                           4.54%

  Return After Taxes on Distributions(2)
    No-Load Class                                                           4.54%

  Return After Taxes on Distributions and Sale of Fund
    Shares(2)
    No-Load Class                                                           4.25%

  Lehman Brothers Municipal Bond Index(3) (reflects no
    deduction for fees, expenses, or taxes)                                 5.13%

(1) The Fund's inception date was January 2, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                              TAX FREE BOND FUND

FEES AND EXPENSES OF THE FUND

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                              NO-LOAD   SERVICE
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS    CLASS+
  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                                *         *

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fee                                                  .50%      .50%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(2)                                               .37%      .62%

  Total Annual Fund Operating Expenses(3)                         .87%     1.12%



+Service Class shares are not currently being offered.


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) Includes shareholder service fees of .25% for Service Class shares.



(3) The Manager has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that total annual fund operating expenses exceed .65% for the No-Load Class shares and .90% for the Service Class shares. With this reduction, for the year ended October 31, 2001, the management fee paid by the No-Load Class shares was .28% and total annual fund operating expenses of the No-Load Class shares were .65%. This waiver may be discontinued at any time without notice.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD    SERVICE
  EXPENSES AFTER                                                CLASS(1)   CLASS(1)

   1 year                                                        $   89     $  114

   3 years                                                       $  278     $  356

   5 years                                                       $  482     $  617

  10 years                                                       $1,073     $1,363


(1) Does not reflect fee waiver.

---------------------------
TOTAL RETURN is a combination of income and realized and unrealized capital gains.

---------------------------
MID-CAPITALIZATION STOCKS are common stocks of mid-size U.S. companies that tend to be well known, and to have large amounts of stock outstanding, such as those listed in the S&P MidCap 400(R) and S&P 500(R) indices. The Fund considers mid-capitalization stocks to be those within the 80th through 95th percentiles of companies sorted by market capitalization.

---------------------------
With respect to a particular bond or other fixed-income security, DURATION is the length of time required to receive the present value of all future interest and principal payments. With respect to a fund's portfolio, duration means the average duration for all of the bonds and fixed-income securities, weighted by their amounts. Duration provides a measure of the portfolio's sensitivity to interest rate changes. For example, for every 1% rise in interest rates, the price of a bond with a duration of 3 years would decline 3%. Generally, a shorter duration indicates less sensitivity than a longer duration.

---------------------------
A LADDERED MATURITY SCHEDULE means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the fund manage duration and risk, and attempts to create a more consistent return.

BALANCED FUND

The Balanced Fund seeks high TOTAL RETURN.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

INVESTMENT PROCESS

The Fund generally invests in dividend-paying, MID-CAPITALIZATION STOCKS that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

- The Manager does not attempt to time the market.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on its statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the Manager's analysis.

- The Manager does not use options or futures.

- The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if it determines that the initial investment expectations are not being met.

                                                                   BALANCED FUND

---------------------------
A WARRANT is a security that entitles the holder to purchase common stock at a specified price for a defined period.

---------------------------
RESTRICTED SECURITIES are securities that are sold only through negotiated private transactions and not to the general public due to certain restrictions imposed by federal securities laws.

---------------------------
ILLIQUID SECURITIES are securities that have no ready markets.

---------------------------
ASSET-BACKED SECURITIES are debt securities whose values are based on underlying pools of receivables.

---------------------------
MORTGAGE-RELATED SECURITIES (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

---------------------------
In a SECURITIES LENDING transaction, a fund lends securities from its portfolio to a broker-dealer (or other financial institution) for a period of time. The fund may receive interest and/or a fee and a promise that the securities will be returned on a fixed date.

The Fund also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and DURATION. The Fund will hold a bond to maturity (or call date, if applicable). The Fund may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by the Subadvisor to be of comparable quality. The Fund may also sell the bond if the Fund receives other adverse information about an issuer. The fixed income portion of the portfolio:

- Has an intermediate term duration which ranges from three to five years; and

- Has a LADDERED MATURITY SCHEDULE.

The Fund may lend up to 20% of its assets and may invest:

- up to 5% of its assets in WARRANTS;

- up to 20% of its assets in securities of foreign issuers, only in countries the Manager considers stable and only in securities the Manager considers to be of high quality;

- up to 10% of its assets in RESTRICTED SECURITIES or ILLIQUID SECURITIES; and

- in MORTGAGE-BACKED and ASSET-BACKED SECURITIES.

The Fund may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Fund considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.

PRINCIPAL RISKS

The main risks associated with investing in the Fund include:

- market risk;

- interest rate risk;

- credit risk; and

- maturity risk.

Since the Fund can invest in foreign securities, it can be subject to various risks of loss that are different from risks of investing in securities of U.S.-based issuers. These include losses due to:

- fluctuating currency values;

- less liquid trading markets;

- greater price volatility;

- political and economic instability;

- less publicly available information about issuers;

- changes in U.S. or foreign tax or currency laws; and

- changes in monetary policy.

The Fund's investments may include derivatives such as mortgage-related and asset-backed securities. The Fund may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments.

The Fund's use of securities lending also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt and the Fund might not be able to recover the securities or their value.

The Fund's investments may include restricted securities or illiquid securities. The principal risk of investing in restricted securities and illiquid securities is that they may be difficult to sell.

The Fund's investments may include warrants. The principal risk of investing in warrants is that the price of the underlying common stock may decline below the exercise price of the warrant.

BALANCED FUND
[BALANCED FUND BAR GRAPH]

1992                                                                             12.01%
1993                                                                             17.06%
1994                                                                              0.01%
1995                                                                             22.99%
1996                                                                             12.91%
1997                                                                             23.40%
1998                                                                              8.03%
1999                                                                             -0.36%
2000                                                                              9.64%
2001                                                                              6.88%

ANNUAL RETURNS,
NO-LOAD
CLASS SHARES
(by calendar year
1992-2001)

PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. The table below shows how the Fund's average annual total returns (before and after taxes) for one year, five year and ten year periods compare to those of broad-based securities market indices. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, NO-LOAD CLASS SHARES
(1992-2001)

                                                          RETURN           QUARTER/YEAR

  Highest return/best quarter                              9.94%              3Q/97

  Lowest return/worst quarter                             -8.10%              3Q/99

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2001)

                                                           1 YEAR     5 YEARS    10 YEARS
  Balanced Fund
  Return Before Taxes
    No-Load Class                                            6.88%      9.25%     10.98%
  Return After Taxes on Distributions(1)
    No-Load Class                                            5.14%      6.80%      8.27%
  Return After Taxes on Distributions and Sale
    of Fund Shares(1)
    No-Load Class                                            4.30%      6.75%      7.98%

  Merrill Lynch Corporate & Gov't 1-10 Years Bond
    Index(2) (reflects no deduction for fees, expenses,
    or taxes)                                                8.96%      7.13%      6.85%
  Russell Midcap(R) Index(3) (reflects no deduction for
    fees, expenses, or taxes)                               -5.62%     11.40%     13.58%
  S&P 500(R) Index(4) (reflects no deduction for fees,
    expenses, or taxes)                                    -11.87%     10.70%     12.94%
  Lipper Balanced Fund Index(5) (reflects no deduction
    for fees, expenses, or taxes)                           -3.24%      8.37%      9.54%

(1) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) This is a market capitalization weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding.

(3) This index measures the performance of the smallest 800 securities in the Russell 1000(R) Index, ranked by total market capitalization. It provides a measure of the mid cap sector of the market.

(4) The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance.

(5) This index tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain and income distributions.

                                                                   BALANCED FUND

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  SHAREHOLDER FEES                                              NO-LOAD   SERVICE
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS     CLASS

  Maximum Sales Charge (Load) Imposed on Purchases of Shares
  (as a percentage of offering price)                             None      None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption proceeds)                        None      None

  Exchange Fee(1)                                                 None      None

  Maximum Account Fee                                                *         *

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fee                                                  .75%      .75%

  Distribution (12b-1) Fees                                       None      None

  Other Expenses(2)                                               .28%      .53%

  Total Annual Fund Operating Expenses(3)                        1.03%     1.28%


* An annual account fee of $12 (subject to a maximum of $36 per social security/tax i.d. number) may be charged on accounts with balances below $1,000. This fee will not be charged on accounts with balances below $1,000 due to adverse market conditions. There are exceptions. See the Shareholder Guide.

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.


(2) Includes shareholder service fees of .25% for Service Class shares.



(3) The Manager has undertaken to limit the total annual fund operating expenses of the No-Load Class shares of the Fund through December 31, 2002 to that of the twelve months ended December 31, 2000. However, this limitation shall not limit increases in transfer agency expenses incurred by the Fund in accordance with the transfer agency expense arrangements in effect prior to December 12, 2000. In addition, a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses. With these reductions, for the period ended October 31, 2001, the management fee paid by the No-Load Class shares was .73%, other expenses were .21% and total annual fund operating expenses of the No-Load Class shares were .94%.

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those shown.


                                                                NO-LOAD   SERVICE
                         EXPENSES AFTER                          CLASS    CLASS(1)

   1 year                                                       $   98     $  130

   3 years                                                      $  306     $  406

   5 years                                                      $  531     $  702

  10 years                                                      $1,178     $1,545



(1)Does not reflect fee waiver or expense reduction.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Funds.

INVESTMENT POLICIES

The discussion of Principal Investment Strategies for some of the Funds states that the relevant Fund normally invests at least 80% of its assets in a particular type of security. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that a Fund invests primarily in a certain type or style of security, this normally means that the Fund will invest at least 65% of its assets in that type or style of security.

DERIVATIVE SECURITIES

The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. Derivative securities may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. A Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or Subadvisor's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

SWAP AGREEMENTS
Certain Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Fund's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.

There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.

RISK MANAGEMENT TECHNIQUES
Various techniques can be used to increase or decrease a Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund's portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often sold on a forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and tasks exist for forward commitments as for when-issued securities.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Fund to risks different from investing in U.S. securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds. The risks of lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's Manager or the Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

RISKS OF INVESTING IN HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")

High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.

Investment in high-yield bonds or "junk bonds" involves special risks in addition to the risks associated with investments in higher-rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund (except the Money Market Fund) may invest without limit in money market securities and other investments (the Growth Equity Fund and Value Equity Fund may only invest up to 50% of total assets). In addition, the International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.


PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies some of the Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

                      [This page intentionally left blank]

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Eclipse investments.

MULTI-CLASS STRUCTURE


This Prospectus offers both No-Load Class and Service Class shares of each Fund. The No-Load Class and Service Class differ only in their service expense and any other specific expenses the Boards may approve. Service Class shares have an annual 0.25% shareholder service fee that the No-Load Class shares do not have (see description below). Service Class shares of the Mid Cap Core Fund, Core Bond Plus Fund, and Tax Free Bond Fund are not currently being offered.



SHAREHOLDER SERVICES PLAN AND SHAREHOLDER SERVICE FEES



The Board of Directors of Eclipse Funds Inc. has adopted a Shareholder Services Plan with respect to Service Class shares. Under the terms of the Shareholder Services Plan, each Fund's Service Class is authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, to the shareholders of the Service Class shares, a shareholder service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Service Class of such Funds.



Pursuant to the Shareholder Services Plan, each such Fund may pay "service fees" as that term is defined in the rules of the National Association of Securities Dealers, Inc. for services provided to shareholders of the Service Class of such Funds. These fees are for individual services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders who have questions or other needs relating to their accounts.


Because service fees are on-going, over time they will increase the cost of an investment in a Fund and may cost more than other types of sales charges.

                                                               SHAREHOLDER GUIDE

---------------------------
"GOOD ORDER" means all the necessary information, signatures and documentation have been received.

BUYING, SELLING AND EXCHANGING ECLIPSE FUNDS SHARES

HOW TO OPEN YOUR ECLIPSE ACCOUNT

Return your completed Eclipse Funds application in GOOD ORDER with a check for the amount of your investment to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.


You buy shares at net asset value ("NAV"). NAV is generally calculated as of the close of regular trading (usually 4:00 PM Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, the Funds' transfer agent, receives your order in good order.


INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Funds:

- $1,000 for an initial investment in any single Fund;

- $100 for each subsequent investment in any of the Funds; or

- $100 for initial and subsequent purchases through a systematic investment plan.


The minimum initial investment amount is waived for purchases by the Trustees, Directors and employees of New York Life and its affiliates and subsidiaries.



The Funds may also accept investments of smaller amounts at their discretion.

SHAREHOLDER GUIDE

OPENING YOUR ACCOUNT


                   HOW                                  DETAILS

  BY WIRE:         You or your registered               The wire must include:
                   representative should call ESS       * your name;
                   toll-free at 1-866-2ECLIPSE          * your account number; and
                   (1-866-232-5477) to obtain an        * Fund name and Class of shares.
                   account number and wiring            Your bank may charge a fee for the wire
                   instructions. To buy shares the      transfer.
                   same day, ESS must receive your
                   wired money by 4 pm Eastern time.

                   Wire the purchase amount to:
                   State Street Bank and Trust Company
                   ABA #011 0000 28
                   Eclipse Funds (DDA #99046179)
                   Attn: Custody and Shareholder
                   Services

  BY PHONE:        Have your registered representative  ESS must receive your application and check
                   call ESS toll-free at                in good order within three business days. If
                   1-866-2ECLIPSE (1-866-232-5477)      not, ESS can cancel your order and hold you
                   between 8 am and 6 pm Eastern time   liable for costs incurred in placing it.
                   any day the Exchange is open. Call   Make your check payable to Eclipse Funds.
                   before 4 pm to buy shares at the     Be sure to write on your check:
                   current day's Net Asset Value        * your account number; and
                   (NAV).                               * Fund name and Class of shares.

                   To take advantage of this option,
                   the minimum investment amount is
                   $1,000.

  BY MAIL:         Return your completed Eclipse Funds  Make your check payable to Eclipse Funds.
                   Application with a check for the
                   amount of your investment to:

                   Eclipse Funds
                   NYLIM Center
                   169 Lackawanna Avenue
                   Parsippany, NJ 07054

                                                               SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES


                   HOW                                  DETAILS

  BY WIRE:         Call ESS toll-free at                The wire must include:
                   1-866-2ECLIPSE (1-866-232-5477)      * your name;
                   between 8 am and 6 pm Eastern time   * your account number; and
                   any day the Exchange is open. To     * Fund name and Class of shares.
                   buy shares at the current day's
                   NAV, ESS must receive your wired     The minimum order for subsequent purchases
                   money by 4 pm.                       is $100.

                   Wire the purchase amount to:
                   State Street Bank and Trust Company
                   ABA #011 0000 28
                   Eclipse Funds (DDA #99046179)
                   Attn: Custody and Shareholder
                   Services

  ELECTRONICALLY:  ESS must have your bank information  Eligible investors can purchase shares by
                   on file. Call ESS toll-free at       using electronic debits from a designated
                   1-866-2ECLIPSE (1-866-232-5477)      bank account.
                   between 8 am and 6 pm Eastern time
                   to speak to a shareholder services   The minimum order for subsequent purchases
                   representative any day the Exchange  is $100.
                   is open to make an ACH purchase.
                   Call before 4 pm to buy shares at
                   the current day's NAV. Calls after
                   4 pm on the automated services line
                   will receive the next business
                   day's NAV.

  BY MAIL:         Address your order to:               Make your check payable to Eclipse Funds.
                   Eclipse Funds                        Be sure to write on your check:
                   P.O. Box 8407                        * your account number; and
                   Boston, MA 02266-8407                * Fund name and Class of shares.

                   Send overnight orders to:            The minimum order for subsequent purchases
                   Eclipse Funds                        is $100.
                   c/o Boston Financial Data Services
                   66 Brooks Drive
                   Braintree, MA 02184

SHAREHOLDER GUIDE

SELLING SHARES


                   HOW                                  DETAILS
  BY PHONE:

  TO RECEIVE       Call ESS toll-free at                ESS will only send checks to the account's
    PROCEEDS BY    1-866-2ECLIPSE (1-866-232-5477)      owner at the owner's address of record and
    CHECK:         between 8 am and 6 pm Eastern time   generally will not send checks to addresses
                   any day the Exchange is open. Call   on record for 30 days or less.
                   before 4 pm to sell shares at the    * The maximum order ESS can process by phone
                   current day's NAV.                     is $100,000.

  TO RECEIVE       Call ESS toll-free at                Generally, after receiving your sell order
    PROCEEDS BY    1-866-2ECLIPSE (1-866-232-5477)      by phone, ESS will send the proceeds by bank
    WIRE:          between 8 am and 6 pm Eastern time   wire to your designated bank account the
                   any day banks and the Exchange are   next business day, although it may take up
                   open. Eligible investors may sell    to seven days to do so. Your bank may charge
                   shares and have proceeds             you a fee to receive the wire transfer.
                   electronically credited to a
                   designated bank account.             ESS must have your bank account information
                                                        on file.
                                                        * There may be an $11 fee for wire
                                                          redemptions.
                                                        * The minimum wire transfer amount is $1000.

  TO RECEIVE       Call ESS toll-free at                ESS must have your bank information on file.
    PROCEEDS       1-866-2ECLIPSE (1-866-232-5477)      Proceeds will take 2-3 days to reach your
   ELECTRONICALLY  between 8 am and 6 pm Eastern time   bank account. There is no fee from ESS for
    BY ACH:        any day banks and the Exchange are   this transaction.
                   open.

  BY MAIL:         Address your order to:               Write a letter of instruction that includes:
                   Eclipse Funds                        * your name(s) and signature(s);
                   P.O. Box 8407                        * your account number;
                   Boston, MA 02266-8407                * Fund name and Class of shares;
                                                        * dollar or share amount you want to sell;
                   Send overnight orders to:            and
                   Eclipse Funds                        * obtain a MEDALLION SIGNATURE GUARANTEE or
                   c/o Boston Financial Data Services     other documentation, as required.
                   66 Brooks Drive                      * There is a $15 fee for checks mailed to
                   Braintree, MA 02184                    you overnight.

                                                               SHAREHOLDER GUIDE

---------------------------
CONVENIENT, YES . . .
BUT NOT RISK-FREE.
Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that Eclipse Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the Eclipse Audio Response System, you bear the risk of any loss from your errors unless the Funds or ESS fail to use established safeguards for your protection. These safeguards are among those currently in place at Eclipse Funds:
- all phone calls with service representatives are tape recorded, and
- written confirmation of every transaction is sent to your address of record. ESS and Eclipse reserve the right to shut down the Eclipse Audio Response System or the system might shut itself down, due to technical problems.
---------------------------
Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

REDEMPTIONS-IN-KIND
Eclipse reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

SHAREHOLDER SERVICES
AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477) for a form.

SYSTEMATIC INVESTING

Eclipse offers three automatic investment plans:

1. AUTOINVEST


If you authorize this function, you can automatically debit your designated bank account to:



- make regularly scheduled investments; and/or



- purchase shares whenever you choose.


2. DIVIDEND REINVESTMENT

Automatically reinvest dividends and distributions from one Eclipse Fund into the same Fund or the same Class of any other Eclipse Fund.

3. PAYROLL DEDUCTIONS

If your employer offers this option, you can make automatic investments through payroll deduction.

SYSTEMATIC WITHDRAWAL PLAN

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

The Funds will not knowingly permit systematic withdrawals if, at the same time, you are making systematic investments.

EXCHANGING SHARES AMONG ECLIPSE FUNDS


You exchange shares when you sell all or a portion of shares in one Fund and use the proceeds to purchase shares in another Eclipse Fund. An exchange of shares of an Eclipse Fund for shares of another Eclipse Fund will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.



You may make exchanges from one Eclipse Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one Eclipse Fund to the same class of another Eclipse Fund.

SHAREHOLDER GUIDE

---------------------------
ESS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.


Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. You may request an exchange by calling ESS toll-free at 1-866-2ECLIPSE (1-866-232-5477).



The exchange privilege is not intended as a vehicle for short-term trading, nor are the Funds designed for professional market timing organizations or other entities or individuals that use programmed or frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Funds and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Eclipse automated system, or on certain accounts, such as retirement plans and broker omnibus accounts, where no participant is listed, or for which tracking data is not available. ESS reserves the right to refuse any purchase or exchange requests that could adversely affect a Fund or its operations, including those from any individual or group who, in a Fund's judgment, is likely to, or actually engages in, excessive trading.


Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. You may not exchange shares between share classes.

INVESTING FOR RETIREMENT

Except for the Eclipse Tax Free Bond Fund, you can purchase shares of any of the Eclipse Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Eclipse Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.


Custodial services are available for IRA, ROTH IRA, SEP, SARSEP, and Coverdell Education Savings Account Plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.



GENERAL POLICIES


BUYING SHARES

- All investments must be in U.S. dollars with funds drawn on a U.S. bank.

- ESS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time. If your check or

                                                               SHAREHOLDER GUIDE

  ACH purchase is returned unpaid, your order will be canceled and your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.


- The Fund may, in its discretion, reject any order for the purchase of shares.


SELLING SHARES

- If you have share certificates, you must return them with a written redemption request.

- Your shares will be sold at the next NAV calculated after ESS receives your request in good order. ESS will make the payment, within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as ESS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied.

ESS may require a written order to sell shares if:

- an account has submitted a change of address during the previous 30 days.

ESS may require a written order to sell shares and a Medallion signature guarantee if:


- ESS does not have required bank information on file;



- the proceeds from the sale exceed $100,000;


- the proceeds of the sale are to be sent to an address other than the address of record; or

- the proceeds are to be payable to someone other than the account holder.

In the interests of all shareholders, the Eclipse Funds reserve the right to:

- change or discontinue their exchange privilege upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

SHAREHOLDER GUIDE

- change or discontinue the systematic withdrawal plan on notice to shareholders;

- charge a $12 annual account fee (maximum of $36 per social security or tax I.D. number) on accounts with balances less than $1000. The fee is not charged on retirement plan accounts, accounts with automatic investment plans and accounts for which tracking data is not available; and/or

- change their minimum investment amounts.

ADDITIONAL INFORMATION

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call ESS immediately. If you fail to notify ESS within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with Eclipse Funds. If you invest through a third party--bank, broker, 401(k) plan, financial adviser or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in a Fund directly. Consult a representative of your plan or financial institution if in doubt.

MEDALLION SIGNATURE GUARANTEES


A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and the Transfer Agent from fraud, Medallion signature guarantees are required for joint accounts and to enable a Fund to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemption of $100,000 or more for an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact each Fund toll-free at 1-866-2ECLIPSE (1-866-232-5477) for further details.


DETERMINING THE FUNDS' SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES


The Funds generally calculate the share price of each Fund (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time). The value of the Funds' investments is based on current market prices (amortized cost, in the case of the Money Market Fund). If current market values are not available, investments will be valued by another method that the Boards

                                                               SHAREHOLDER GUIDE

believe accurately reflects fair value. Changes in the value of the Funds' securities after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or the Subadvisor deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made. Certain Funds invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The NAV of those Funds' shares may change on days when shareholders will not be able to purchase or redeem shares.

FUND EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

CAPITAL GAINS

The Funds earn capital gains when they sell securities at a profit.

WHEN THE FUNDS PAY DIVIDENDS

The Funds declare and distribute any dividends at least once a year.

WHEN THE FUNDS PAY CAPITAL GAINS


At each fiscal year-end, each Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.



If you prefer to reinvest dividends and/or capital gains in another Fund, you must first establish an account in the same class of shares of the Fund.


HOW TO TAKE YOUR EARNINGS


You may receive your portion of Eclipse Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your investment professional (if permitted) or the Funds directly. The seven choices are:



1. Reinvest dividends and capital gains in:


- the same Fund or

- another Eclipse Fund of your choice.


2. Take the dividends in cash and reinvest the capital gains in the same Fund.



3. Take the capital gains in cash and reinvest the dividends in the same Fund.


4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same Fund.

SHAREHOLDER GUIDE

---------------------------

Buy After the Dividend Payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the same Fund.



5. Take dividends and capital gains in cash.



6. Reinvest all or a percentage of the capital gains in another Eclipse Fund and reinvest the dividends in the original Fund.



7. Reinvest all or a percentage of the dividends in another Eclipse Fund and reinvest the capital gains in the original Fund.


If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund.

SEEK PROFESSIONAL ASSISTANCE

Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser.

UNDERSTAND THE TAX CONSEQUENCES

MOST OF YOUR EARNINGS ARE TAXABLE

Any dividends and capital gains distributions you receive from the Funds are taxable, whether you take them as cash or automatically reinvest them. A Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If a Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of an Equity Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities (particularly earnings generated by a Fixed Income Fund) generally will be a result of income generated on debt investments and will be taxable as ordinary income.

ESS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

Exchanges. An exchange of shares of one Eclipse Fund for shares of another will be treated as a sale of shares of the first Eclipse Fund and as a purchase of shares of the second Eclipse Fund. Any gain on the transaction may be subject to taxes.

"Tax-Free" Rarely Means "Totally Tax-Free."

- The Tax Free Bond Fund (or any tax-free fund) may earn taxable income -- in other words, you may have taxable income even from a generally tax-free fund.

- Tax-exempt dividends may still be subject to state and local taxes.

- A portion of the distributions may be treated as ordinary income and/or long-term capital gains.

52
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                                                               SHAREHOLDER GUIDE

- Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

- If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held those shares for six months or less, then you may not be allowed to claim the loss on the sale.

- If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.

- Some tax-exempt income may be subject to the alternative minimum tax.

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SHAREHOLDER GUIDE

KNOW WITH WHOM
YOU'RE INVESTING

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Funds' manager. In conformity with the stated policies of the Funds, NYLIM administers each Fund's business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board of Directors of Eclipse Funds Inc. and the Board of Trustees of Eclipse Funds, as appropriate. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds.


The Manager has delegated its portfolio management responsibilities for the Core Bond Plus Fund and Tax Free Bond Fund to its affiliate MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), 9 West 57th Street, New York, NY 10019.


The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Subadvisor. Pursuant to a management contract with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2001, the following Funds paid the Manager an aggregate fee for services performed as a percentage of the average daily net assets of each such Fund as follows:


                                                              RATE PAID FOR THE
                                                             FISCAL PERIOD ENDED
                                                              OCTOBER 31, 2001
                                                             -------------------
  Mid Cap Core Fund                                                  .58%
  Mid Cap Value Fund(1)                                              .87%
  Small Cap Value Fund(1)                                           1.00%
  Core Bond Plus Fund                                                .28%
  Ultra Short Term Income Fund(1,2)                                  .00%
  Tax Free Bond Fund                                                 .28%
  Balanced Fund(1)                                                   .73%


(1) Prior to December 12, 2000 and since the inception of the Balanced Fund, Mid Cap Value Fund, Small Cap Value Fund and Ultra Short Term Income Fund, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for these Funds. On December 12, 2000, Towneley sold to NYLIM Holdings LLC certain segments of its portfolio management businesses including the business, operations and activities that Towneley conducted relating to providing investment advisory services to these four Funds (the "Transaction"). As a result of the Transaction, NYLIM entered into a new

                                                               SHAREHOLDER GUIDE

    management agreement with the Funds beginning December 12, 2000. NYLIM has undertaken that there will be no increase in the ordinary expense ratios of these Funds through December 31, 2002 from that of the twelve months' ended December 31, 2000. Provided however, this limitation shall not limit increases in transfer agency expense arrangements in effect prior to December 12, 2000.

(2) NYLIM has contractually agreed to waive fees of 0.20% of the Ultra Short Term Income Fund's average daily net assets through December 31, 2002 and has voluntarily agreed to waive the remaining 0.20% through the same date. NYLIM may discontinue all or part of the voluntary waiver at any time after December 31, 2002.

The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisor, except to the extent expressly provided in the Management Agreements between the Manager and the Funds.

Under the supervision of the Manager, the Subadvisor is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by the Manager, not the Funds. (See the Statement of Additional Information for a breakdown of fees.)

SHAREHOLDER GUIDE

WHO MANAGES YOUR MONEY?

NYLIM serves as Manager of the assets of the Funds. NYLIM commenced operations in April, 2000 and is a Delaware limited liability company. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2001, NYLIM and its affiliates managed over $150 billion in assets.


MacKay Shields is the Subadvisor to the Core Bond Plus Fund and Tax Free Bond Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life. As of December 31, 2001, MacKay Shields managed over $31 billion in assets.


PORTFOLIO MANAGERS: BIOGRAPHIES


JOHN FITZGERALD, CFA Mr. Fitzgerald is a portfolio manager of the Tax Free Bond Fund and has managed the Fund since its inception on January 2, 2002. Prior to joining MacKay Shields in 2000, Mr. Fitzgerald was a Vice-President and Senior Portfolio Manager with Citigroup Asset Management where he managed tax-exempt fixed income accounts for institutions and high net-worth individuals from August 1999 to May 2000. With more than ten years investment experience, Mr. Fitzgerald was a Vice President and Portfolio Manager at BlackRock Inc. and an Assistant Vice-President at TCW Insurance Advisors. Mr. Fitzgerald holds a BS from Fordham University, an MBA from New York University and is a Chartered Financial Analyst (CFA).


HARVEY FRAM Mr. Fram is a portfolio manager of the Mid Cap Core Fund. Mr. Fram has been an employee of NYLIM since March 2000. Previously, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC since February 1979. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his CFA designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.


CHRISTOPHER HARMS Mr. Harms has managed the Core Bond Plus Fund since its inception. Mr. Harms is a Managing Director of MacKay Shields. He joined MacKay Shields in 1991.



STEPHEN B. KILLIAN Mr. Killian has managed the Mid Cap Core Fund since its inception. Mr. Killian has been a Managing Director of NYLIM since March 2000. In this role he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He joined Monitor Capital Advisors LLC in 1997. Mr. Killian was a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.

                                                               SHAREHOLDER GUIDE

WESLEY G. MCCAIN Mr. McCain was the founder of Towneley Capital Management, Inc. and is an officer of NYLIM. Mr. McCain has been directing the investment process and co-managing the Balanced Fund, Mid Cap Value Fund, Small Cap Value Fund and Ultra Short Term Income Fund since each Fund began operations. Mr. McCain holds a BBA from the University of Michigan, an MBA from Columbia University, and an MA and PhD from Stanford University; he is a Chartered Financial Analyst (CFA). He was formerly on the faculty of the Graduate School of Business of Columbia University.

KATHY O'CONNOR Ms. O'Connor has been co-managing the Mid Cap Value Fund since its inception in 1994 and the Small Cap Value Fund since 1987. She has been an officer of NYLIM since December, 2000 and prior thereto worked at Towneley Capital Management, Inc. since 1987. She holds a BBA from the University of Massachusetts, an MBA from Babson College, and is a Chartered Financial Analyst
(CFA).


JOAN SABELLA Ms. Sabella has been co-managing the Ultra Short Term Income Fund since its inception in 1994 and the Balanced Fund since its inception in 1989. She has been an officer of NYLIM since December, 2000 and prior thereto worked at Towneley Capital Management, Inc. since 1978. She holds a BBA from Baruch College and is a Certified Financial Planner (CFP).



LAURIE WALTERS, CFA Ms. Walters is a portfolio manager of the Tax Free Bond Fund and has co-managed the Fund since its inception. Ms. Walters, who joined MacKay Shields in 1997, was a Mortgage Trader at Bear Stearns & Company from September 1994 to February 1995 and with Nomura Securities International from 1987 to 1994. Prior to this, she was an investment banking analyst at PaineWebber, Inc. Ms. Walters has 13 years of investment management and research experience.

FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS INC.

The financial highlights tables are intended to help you understand the Funds' financial performance for the past six years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual reports, which are available upon request.

                      [This page intentionally left blank]

CORE BOND PLUS FUND
(Selected per share data and ratios)

                                                                        NO-LOAD
                                                                         CLASS
                                                                    January 2, 2001
                                                                        through
                                                                    October 31, 2001
  Net asset value at beginning of period                                 $10.00
                                                                        -------
  Net investment income                                                    0.49
  Net realized and unrealized gain on investments                          0.30
  Net realized and unrealized gain on foreign currency
   transactions                                                            0.00(a)
                                                                        -------
  Total from investment operations                                         0.79
                                                                        -------

  LESS DIVIDENDS:

  From net investment income                                              (0.19)
                                                                        -------
  Net asset value at end of period                                       $10.60
                                                                        =======
  Total investment return                                                  7.95%(b)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                                    5.84%(+)
  Net expenses                                                             0.70%(+)
  Expenses (before reimbursement)                                          1.02%(+)
  Portfolio turnover rate                                                   205%
  Net assets at end of period (in 000's)                                $26,775

(+) Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

MID CAP CORE FUND
(Selected per share data and ratios)

                                                                        NO-LOAD
                                                                         CLASS
                                                                    January 2, 2001
                                                                        through
                                                                    October 31, 2001
  Net asset value at beginning of period                                 $10.00
                                                                        -------
  Net investment income                                                    0.03
  Net realized and unrealized loss on investments                         (1.62)
                                                                        -------
  Total from investment operations                                        (1.59)
                                                                        -------
  Net asset value at end of period                                        $8.41
                                                                        =======
  Total investment return                                                (15.90%)(a)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                                    0.35%(+)
  Net expenses                                                             1.00%(+)
  Expenses (before reimbursement)                                          1.27%(+)
  Portfolio turnover rate                                                   106%
  Net assets at end of period (in 000's)                                $21,156

(+) Annualized.
(a) Total return is not annualized.

TAX FREE BOND FUND
(Selected per share data and ratios)

                                                                        NO-LOAD
                                                                         CLASS
                                                                    January 2, 2001
                                                                        through
                                                                    October 31, 2001
  Net asset value at beginning of period                                 $10.00
                                                                        -------
  Net investment income                                                    0.36
  Net realized and unrealized gain on investments                          0.28
                                                                        -------
  Total from investment operations                                         0.64
                                                                        -------

  LESS DIVIDENDS:

  From net investment income                                              (0.14)
                                                                        -------
  Net asset value at end of period                                       $10.50
                                                                        =======
  Total investment return                                                  6.45%(a)

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:

  Net investment income                                                    4.31%(+)
  Net expenses                                                             0.65%(+)
  Expenses (before reimbursement)                                          0.87%(+)
  Portfolio turnover rate                                                   204%
  Net assets at end of period (in 000's)                                $26,243

(+) Annualized.
(a) Total return is not annualized.

                      [This page intentionally left blank]

FINANCIAL HIGHLIGHTS

ECLIPSE FUNDS

This financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for 2001, 2000 and 1999 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request. The information for years prior to 1999 was audited by other independent accountants.

                                                            FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND
(Selected per share data and ratios)

                                       NO-LOAD            NO-LOAD       NO-LOAD                      NO-LOAD        NO-LOAD
                                        CLASS              CLASS         CLASS        NO-LOAD         CLASS          CLASS
                                   January 1, 2001                                     CLASS
                                       through                                 Year ended December 31
                                  October 31, 2001*        2000          1999           1998           1997          1996
  Net asset value at
   beginning of period                  $16.93            $16.06        $17.73          $17.76         $13.49       $12.31
                                       -------            -------       -------       --------       --------       ------
  Net investment income                   0.06              0.06          0.11            0.06           0.03         0.22
  Net realized and
   unrealized gain (loss)
   on investments                        (0.69)             0.88         (0.13)           1.76           4.34         2.54
                                       -------            -------       -------       --------       --------       ------
  Total from investment
    operations                           (0.63)             0.94         (0.02)           1.82           4.37         2.76
                                       -------            -------       -------       --------       --------       ------
  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment
   income                                   --             (0.06)        (0.11)          (0.06)         (0.03)       (0.23)
  From net realized gain on
   investments                              --             (0.01)        (1.54)          (1.79)         (0.07)       (1.35)
                                       -------            -------       -------       --------       --------       ------
  Total dividends and
   distributions                            --             (0.07)        (1.65)          (1.85)         (0.10)       (1.58)
                                       -------            -------       -------       --------       --------       ------
  Net asset value at end of
   period                               $16.30            $16.93        $16.06          $17.73         $17.76       $13.49
                                       =======            =======       =======       ========       ========       ======
  Total investment return                (3.72%)(a)         5.83%         0.04%          10.35%         32.46%       22.40%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income                   0.41%(+)          0.35%         0.51%           0.33%          0.36%        1.66%
  Net expenses                            1.04%(+)          1.06%(#)      1.05%           0.98%          0.94%        0.90%
  Expenses (before
   reimbursement)                         1.07%(+)          1.06%(#)      1.05%           1.08%          1.14%        1.60%
  Portfolio turnover rate                   69%              114%           51%             81%            52%         102%
  Net assets at end of
   period (in 000's)                   $56,907            $67,401       $83,064       $124,525       $109,452       $9,737

(*) The Fund changed its fiscal year end from December 31 to October 31.

(+) Annualized.
(#) Includes custodian fees and other expenses paid indirectly which amounted to
    0.02% of average net assets.
(a) Total return is not annualized.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND
(Selected per share data and ratios)

                                            NO-LOAD             NO-LOAD       NO-LOAD       NO-LOAD       NO-LOAD       NO-LOAD
                                             CLASS               CLASS         CLASS         CLASS         CLASS         CLASS
                                    January 1, 2001 through                          Year ended December 31
                                       October 31, 2001*          2000          1999          1998          1997          1996
  Net asset value at beginning
   of period                                 $10.65               $11.76        $11.93        $14.19        $13.47        $13.56
                                           --------             --------      --------      --------      --------      --------
  Net investment income (loss)                 0.08                (0.00)(a)      0.01         (0.00)(a)     (0.02)         0.14
  Net realized and unrealized
   gain (loss) on investments                  0.31                (1.11)         0.35          0.42          4.40          3.89
                                           --------             --------      --------      --------      --------      --------
  Total from investment
   operations                                  0.39                (1.11)         0.36          0.42          4.38          4.03
                                           --------             --------      --------      --------      --------      --------

  LESS DIVIDENDS AND DISTRIBUTIONS:
  From net investment income                     --                   --         (0.01)           --            --         (0.14)
  From net realized gain on
   investments                                   --                   --         (0.52)        (2.68)        (3.66)        (3.98)
                                           --------             --------      --------      --------      --------      --------
  Total dividends and
   distributions                                 --                   --         (0.53)        (2.68)        (3.66)        (4.12)
                                           --------             --------      --------      --------      --------      --------
  Net asset value at end of
   period                                    $11.04               $10.65        $11.76        $11.93        $14.19        $13.47
                                           ========             ========      ========      ========      ========      ========
  Total investment return                      3.66%(b)            (9.44%)        3.05%         3.40%        33.30%        29.87%

  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Net investment income (loss)                 0.70%(++)           (0.00%)(+)     0.05%        (0.00%)(+)    (0.12%)        0.81%
  Net expenses                                 1.15%(++)            1.21%(#)      1.18%(#)      1.14%(#)      1.14%#        1.15%(#)
  Portfolio turnover rate                        77%                 105%           56%           73%           55%           82%
  Net assets at end of period
   (in 000's)                              $108,105             $157,630      $251,229      $201,492      $189,965      $170,747

(*)  The Fund changed its fiscal year end from December 31 to October 31.
(+)  Less than 0.01% of average net assets.
(++) Annualized.
(#) Includes custody fees and other expenses paid indirectly which amounted to 0.02% as of October 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a) Less than one cent per share.
(b) Total return is not annualized.

                                                            FINANCIAL HIGHLIGHTS

BALANCED FUND
(Selected per share data and ratios)

                                                           NO-LOAD       NO-LOAD                      NO-LOAD       NO-LOAD
                                     NO-LOAD CLASS          CLASS         CLASS        NO-LOAD         CLASS         CLASS
                                    January 1, 2001                                     CLASS
                                        through                                 Year ended December 31
                                   October 31, 2001*        2000          1999           1998          1997          1996
  Net asset value at
   beginning of period                   $20.82            $19.53        $21.37          $22.15       $21.00         $20.59
                                        -------            -------       -------       --------       -------       -------
  Net investment income                    0.45(b)           0.55          0.58            0.61         0.66           0.78
  Net realized and
   unrealized gain (loss) on
   investments                            (0.08)             1.29         (0.68)           1.14         4.14           1.85
                                        -------            -------       -------       --------       -------       -------
  Total from investment
    operations                             0.37              1.84         (0.10)           1.75         4.80           2.63
                                        -------            -------       -------       --------       -------       -------
  LESS DIVIDENDS AND
    DISTRIBUTIONS:
  From net investment income              (0.41)            (0.55)        (0.58)          (0.61)       (0.66)         (0.78)
  From net realized gain on
   investments                               --                --         (1.16)          (1.84)       (2.99)         (1.44)
  In excess of net realized
   gain on investments                       --                --            --           (0.08)          --             --
                                        -------            -------       -------       --------       -------       -------
  Total dividends and
   distributions                          (0.41)            (0.55)        (1.74)          (2.53)       (3.65)         (2.22)
                                        -------            -------       -------       --------       -------       -------
  Net asset value at end of
   period                                $20.78            $20.82        $19.53          $21.37       $22.15         $21.00
                                        =======            =======       =======       ========       =======       =======
  Total investment return                  1.80%(a)          9.64%        (0.36%)          8.03%       23.40%         12.91%
  RATIOS (TO AVERAGE NET
    ASSETS)/SUPPLEMENTAL
    DATA:
  Net investment income                    2.59%(+)(b)       2.77%         2.61%           2.76%        2.85%          3.56%
  Net expenses                             0.94%(+)          0.95%(#)      0.94%           0.87%        0.84%          0.80%
  Expenses (before
   reimbursement)                          0.96%(+)            --            --            0.97%        1.04%(#)       1.00%
  Portfolio turnover rate                    48%               73%           33%             70%          47%            72%
  Net assets at end of
   period (in 000's)                    $64,086            $65,309       $77,169       $128,865       $84,246       $83,825

(*) The Fund changed its fiscal year end from December 31 to October 31.
(#) Includes custody fees and other expenses paid indirectly which amounted to
    0.01% and less than 0.01% of average net assets, respectively.
(+) Annualized.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                          NO-LOAD
                                                           CLASS
  Decrease net investment income                           ($0.02)
  Increase net realized and unrealized gains and losses      0.02
  Decrease ratio of net investment income                  (0.09%)

FINANCIAL HIGHLIGHTS

ULTRA SHORT TERM INCOME FUND
(Selected per share data and ratios)

                                                           NO-LOAD       NO-LOAD                      NO-LOAD       NO-LOAD
                                     NO-LOAD CLASS          CLASS         CLASS        NO-LOAD         CLASS         CLASS
                                    January 1, 2001                                     CLASS
                                        through                                 Year ended December 31
                                   October 31, 2001*        2000          1999           1998          1997          1996
  Net asset value at
   beginning of period                    $9.81             $9.81        $10.03          $10.00       $10.03         $10.20
                                        -------            -------       -------       --------       -------       -------
  Net investment income                    0.43(b)           0.63          0.63            0.59         0.64           0.71
  Net realized and
   unrealized gain (loss) on
   investments                             0.19                --         (0.22)           0.03        (0.03)         (0.16)
                                        -------            -------       -------       --------       -------       -------
  Total from investment
   operations                              0.62              0.63          0.41            0.62         0.61           0.55
                                        -------            -------       -------       --------       -------       -------
  Less dividends from net
   investment income                      (0.39)            (0.63)        (0.63)          (0.59)       (0.64)         (0.72)
                                        -------            -------       -------       --------       -------       -------
  Net asset value at end of
   period                                $10.04             $9.81         $9.81          $10.03       $10.00         $10.03
                                        =======            =======       =======       ========       =======       =======
  Total investment return                  6.42%(a)          6.59%         4.12%           6.27%        6.21%          5.48%
  RATIOS (TO AVERAGE NET
    ASSETS)/SUPPLEMENTAL
    DATA:
  Net investment income                    5.38%(+)(b)       6.30%         6.11%           6.20%        6.61%          6.76%
  Net expenses                             0.20%(+)          0.21%(#)      0.12%(#)        0.05%(#)     0.00%(#)       0.00%(#)
  Expenses (before
   reimbursement)                          1.32%(+)          0.72%         0.65%           0.90%        0.82%          0.80%
  Portfolio turnover rate                    49%               45%           44%             36%          45%            47%
  Net assets at end of
   period (in 000's)                    $19,058            $6,864        $7,693          $8,721       $5,393         $4,461

(*) The Fund changed its fiscal year end from December 31 to October 31.
(+) Annualized.
(#) Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                          NO-LOAD
                                                           CLASS
  Decrease net investment income                           ($0.01)
  Increase net realized and unrealized gains and losses      0.01
  Decrease ratio of net investment income                   (0.36%)

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statements of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by Eclipse or the Distributor. This Prospectus and the related Statements of Additional Information do not constitute an offer by Eclipse or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENTS OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Funds. The current SAI for Eclipse Funds and Eclipse Funds Inc. are incorporated by reference into this Prospectus and have been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

TO OBTAIN INFORMATION:

More information about the Funds, including the SAI and the Annual/Semiannual Reports is available free upon request. To obtain information or for shareholder inquiries, write to NYLIFE Distributors Inc., attn: Eclipse Marketing Dept., NYLIM Center, 169 Lackawanna Avenue, Parsippany, N.J. 07054, or call toll-free 1-866-2ECLIPSE (1-866-232-5477).

You can also review and copy information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. You may also visit the SEC's website at http://www.sec.gov, or you may obtain copies of this information, by sending your written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
Distributor of the Eclipse Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

ECLIPSE FUNDS
SEC File Number: 811-06175 (Eclipse Funds Inc.)
SEC File Number: 811-04847 (Eclipse Funds)

[RECYCLE LOGO]
More information about the Funds is available free upon request. Call 1-866-2ECLIPSE (1-866-232-5477).

                        ECLIPSE FUNDS INC., ECLIPSE FUNDS
                                  NYLIM CENTER

               169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2002
         Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectus dated March 1, 2002, for Eclipse Funds Inc., a Maryland corporation (the "Company") and Eclipse Funds, a Massachusetts business trust (the "Trust"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made a part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477).

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Trust or NYLIFE Distributors, Inc. (the "Distributor"). This SAI and the related Prospectus do not constitute an offer by the Company, by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

         Shareholder inquiries should be made by writing directly to Eclipse Funds, NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054-1108, or by calling toll free 1-866-2ECLIPSE (1-866-232-5477). In addition, you can make inquiries through your registered representative.

         The Financial Statements of each of the Company and the Trust, including the Financial Highlights for each of the periods presented appearing in the 2001 Annual Report to Shareholders and the Report to Shareholders thereon of PriceWaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
ECLIPSE FUNDS.....................................................................................5
ADDITIONAL INFORMATION ABOUT THE FUNDS............................................................5
   ECLIPSE GROWTH EQUITY FUND.....................................................................6
   ECLIPSE VALUE EQUITY FUND......................................................................6
   ECLIPSE INDEXED EQUITY FUND....................................................................7
   ECLIPSE MID CAP CORE FUND......................................................................7
   ECLIPSE MID CAP VALUE FUND.....................................................................7
   ECLIPSE SMALL CAP VALUE FUND...................................................................8
   ECLIPSE BOND FUND..............................................................................8
   ECLIPSE CORE BOND PLUS FUND....................................................................9
   ECLIPSE INDEXED BOND FUND......................................................................9
   ECLIPSE SHORT TERM BOND FUND...................................................................9
   ECLIPSE ULTRA SHORT TERM INCOME FUND..........................................................10
   ECLIPSE TAX FREE BOND FUND....................................................................10
   ECLIPSE MONEY MARKET FUND.....................................................................11
   ECLIPSE ASSET MANAGER FUND....................................................................13
   ECLIPSE BALANCED FUND.........................................................................13
   ECLIPSE INTERNATIONAL EQUITY FUND.............................................................14
   ECLIPSE EAFE INDEX FUND.......................................................................15
   INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS..........................15
NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM................................15
   DEPOSITARY RECEIPTS...........................................................................15
   ARBITRAGE.....................................................................................16
   BORROWING.....................................................................................16
   COMMERCIAL PAPER..............................................................................16
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS................................................16
   REPURCHASE AGREEMENTS.........................................................................17
   REVERSE REPURCHASE AGREEMENTS.................................................................18
   U.S.GOVERNMENT SECURITIES.....................................................................18
   STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES.........................................19
   CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES..........................................19
   LENDING OF PORTFOLIO SECURITIES...............................................................20
   ILLIQUID SECURITIES...........................................................................20
   RESTRICTED SECURITIES.........................................................................20
   MUNICIPAL SECURITIES..........................................................................21
   INDUSTRIAL DEVELOPMENT BONDS..................................................................22
   BANK OBLIGATIONS..............................................................................22
   FLOATING AND VARIABLE RATE SECURITIES.........................................................23
   FOREIGN SECURITIES............................................................................23
   EXCHANGE TRADED FUNDS.........................................................................25
   FOREIGN CURRENCY TRANSACTIONS.................................................................25
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES........................................27
   FOREIGN INDEX-LINKED INSTRUMENTS..............................................................28
   FIRM OR STANDBY COMMITMENTS...................................................................29
   WHEN-ISSUED SECURITIES........................................................................30
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES............................................31
   MORTGAGE DOLLAR ROLLS.........................................................................36
   BRADY BONDS...................................................................................36
   LOAN PARTICIPATION INTERESTS..................................................................37
   REAL ESTATE INVESTMENT TRUSTS ("REITs").......................................................38


   RISK MANAGEMENT TECHNIQUES....................................................................39
   OPTIONS ON FOREIGN CURRENCIES.................................................................42
   FUTURES TRANSACTIONS..........................................................................43
   SWAP AGREEMENTS...............................................................................50
   WARRANTS......................................................................................51
   SHORT SALES AGAINST THE BOX...................................................................51
   RISKS ASSOCIATED WITH DEBT SECURITIES.........................................................52
   RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")....................................52
   ZERO COUPON BONDS.............................................................................54
SPECIAL CONSIDERATIONS FOR ECLIPSE EAFE INDEX FUND, ECLIPSE INDEXED
EQUITY FUND, ECLIPSE ASSET MANAGER FUND AND ECLIPSE INDEXED BOND FUND............................54
FUNDAMENTAL INVESTMENT RESTRICTIONS..............................................................56
   EACH OF THE COMPANY'S FUNDS MAY NOT:..........................................................56
   EACH OF THE TRUST'S FUNDS MAY NOT:............................................................57
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS..........................................................58
DIRECTORS, TRUSTEES AND OFFICERS.................................................................61
   BOARD MEMBERS.................................................................................65
   COMPENSATION..................................................................................67
   CODE OF ETHICS................................................................................68
THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR..................................................68
   MANAGEMENT AGREEMENT..........................................................................68
   SUB-ADVISORY AGREEMENT........................................................................71
   SUB-ADMINISTRATION AGREEMENT..................................................................73
   DISTRIBUTION AGREEMENT........................................................................75
   SHAREHOLDER SERVICES PLAN; SERVICE FEES.......................................................75
PURCHASES AND REDEMPTIONS........................................................................76
   PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................................76
NET ASSET VALUE..................................................................................81
TAX INFORMATION..................................................................................84
PERFORMANCE INFORMATION..........................................................................89
OTHER INFORMATION................................................................................95
   CAPITALIZATION................................................................................95
   EFFECTIVE MATURITY............................................................................96
   CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUNDS..............................................96
   INDEPENDENT ACCOUNTANTS......................................................................105
   LEGAL COUNSEL................................................................................105
   TRANSFER AGENT...............................................................................105
   CUSTODIAN....................................................................................105
   REGISTRATION STATEMENT.......................................................................106
APPENDIX A - DESCRIPTION OF SECURITIES RATINGSMOODY'S INVESTORS SERVICE, INC....................107

                                  ECLIPSE FUNDS

         The Company was incorporated in Maryland on September 21, 1990 and is an open-end diversified investment management company (or mutual fund). The authorized capital stock of the Company consists of 25 billion shares of common stock, par value $0.01 per share. The Board of Directors of the Company is authorized, without shareholder approval, to divide the shares into separate portfolios (also sometimes referred to as classes or series of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Company are currently offered in 13 separate portfolios:
Eclipse Growth Equity Fund, Eclipse Value Equity Fund, Eclipse Indexed Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund, Eclipse Money Market Fund, Eclipse Asset Manager Fund, Eclipse International Equity Fund, and Eclipse EAFE Index Fund. Prior to December 29, 2000, the Company was known as MainStay Institutional Funds Inc.

         The Trust was established in Massachusetts by an Agreement and Declaration of Trust dated July 30, 1986, as amended, and is an open-end diversified investment management company. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares, subject to the requirements of the 1940 Act. Shares of the Trust are currently offered in four separate portfolios: Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, and Eclipse Small Cap Value Fund.

         Eclipse Funds and Eclipse Funds Inc. are hereinafter collectively referred to as "Eclipse Funds." Each series of Eclipse is hereinafter referred to individually as a "Fund" and, collectively, as the "Funds." The Board of Directors of the Company will hereinafter be referred to as the "Directors" and the Board of Trustees of the Trust will hereinafter be referred to as the "Trustees." The Directors and the Trustees may collectively be referred to as the "Board" or the "Board Members."

         New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser to the Funds and has entered into Sub-Advisory Agreements with MacKay Shields LLC ("MacKay Shields" or the "Subadvisor") with respect to the following seven portfolios: Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse International Equity Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund, and Eclipse Value Equity Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         The Prospectus discusses the investment objectives, strategies, risks, and expenses of the Funds. This SAI contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies the Funds may utilize, and certain risks involved with those investments, policies and strategies. The Manager or the Subadvisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all Funds that it advises. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund's performance.

ECLIPSE GROWTH EQUITY FUND

         The Eclipse Growth Equity Fund normally invests at least 80% of its assets in equity securities, including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common stocks (e.g., convertible preferred stocks and convertible debentures) and warrants. Convertible preferred stocks and debentures must be rated when purchased Baa or better by Moody's Investors Service Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P" or "Standard & Poor's"), or if unrated, considered by the Subadvisor to be of comparable quality.

         The Fund may also invest in options on common stocks and stock indices, futures contracts and related options, stocks represented by American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), foreign equity securities, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents, or cash.

         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own. Use of these contracts does, however, involve risks. See "Risk Management Techniques" and related sections in this SAI.

         Although it is not the Fund's policy generally to invest or trade for short term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Subadvisor is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance.

ECLIPSE VALUE EQUITY FUND


         The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities. In assessing whether a stock is undervalued, MacKay Shields, the Fund's Subadvisor, considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadvisor's opinion, either unwarranted pessimism or unrecognized value.

         Equity securities in which the Fund may invest include common stocks and securities that can be exchanged for or converted into common stocks (e.g., convertible preferred stocks and convertible debentures), nonconvertible preferred stocks and warrants.

         The Fund may also invest up to 35% of its total assets in options on common stocks and stock indices, stocks represented by ADRs or EDRs, foreign equity securities, zero coupon bonds, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states, cash equivalents or cash.

         The convertible preferred stocks, debentures and zero coupon bonds in which the Fund may invest, when purchased, must be, rated Baa or better by Moody's or BBB or better by Standard & Poor's; or unrated but determined by the Subadvisor to be of comparable quality.

         The Fund may also invest in stock index futures contracts and related options to protect against changes in stock prices.

         The Fund may participate in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to help protect against foreign currency exchange risks involving foreign securities the Fund owns or plans to own.

ECLIPSE INDEXED EQUITY FUND

         In addition to the investments discussed in the Prospectus, the Eclipse Indexed Equity Fund may invest up to 20% of total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index swap agreements.

ECLIPSE MID CAP CORE FUND

         The Eclipse Mid Cap Core Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment similar to the market capitalization of those companies in the Russell Midcap(R) Index, and invests primarily in the common stocks of U.S. companies. NYLIM, the Fund's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

         NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model. The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

ECLIPSE MID CAP VALUE FUND

         The Eclipse Mid Cap Value Fund invests at least 80% of its assets in companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell Midcap(R) Index and invests primarily in common and preferred stock. The Fund invests primarily in mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- In selecting stocks, the Manager analyzes financial and operating data for several thousand companies on a weekly basis, searching for companies with improving operating characteristics but that are still cheap or inexpensive relative to the rest of the equity market. The Manager evaluates how company operations have performed over time and how they have performed compared to other companies (both competitors and companies in other industries).

- To avoid concentration in a specific industry, which increases risk, the Manager invests a maximum of 4% of the Fund's net assets in any one company and less than 25% in any one industry, and it consistently re-balances its investments.

- Under normal conditions, the Manager keeps the Fund fully invested rather than taking temporary cash positions.

-        The Manager does not attempt to time the market or to hedge returns.

- The Manager avoids initial public offerings because the companies' often brief operating histories do not provide sufficient data to adequately evaluate their operating trends under the Manager's proprietary analytical methods.

- The Manager does not visit companies; it relies on statistical analysis of the companies' financial statements.

- The Manager does not project earnings or use earnings forecast data of either the companies or of Wall Street analysts. Only historical, publicly available annual and quarterly financial statistical data are used in the analysis.

-        The Manager does not use options or futures.

- The Manager will sell a stock if its price objective has been met, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

ECLIPSE SMALL CAP VALUE FUND

         The Eclipse Small Cap Value Fund invests primarily in small-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (including margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. The Manager seeks relatively low portfolio turnover. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and price of the stocks.


         In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.


         Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the S&P 500 Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in large-capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies. As a matter of fundamental policy, the Fund is required under normal circumstances to have more than 80% of its total assets invested in equity securities.


ECLIPSE BOND FUND

         In addition to the investments discussed in the Prospectus, the Eclipse Bond Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.


         The Fund may enter into foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign exchange risks involving securities the Fund owns or plans to own.

         The Fund may also invest in interest rate and bond index futures contracts, options on these contracts, and options on debt securities.

         MacKay Shields, the Fund's Subadvisor, will alter the average maturity of the portfolio in accordance with its research and other methods.

ECLIPSE CORE BOND PLUS FUND

         The Eclipse Core Bond Plus Fund normally invests at least 80% of its assets in a diversified portfolio of bonds, and invests primarily in:


- Debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

-        Obligations of international or supranational entities;

-        Debt securities issued by U.S. or foreign corporate entities;

-        Zero coupon bonds;

-        Mortgage-related and other asset-backed securities; and


-        Loan participation interests.

         The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade and 10% of its total assets in foreign securities. As part of the principal investment strategy, the Fund's Subadvisor may use mortgage dollar rolls and portfolio securities lending techniques.

ECLIPSE INDEXED BOND FUND

         The Eclipse Indexed Bond Fund invests primarily in a representative sample of the securities in the Salomon Smith Barney Broad Investment Grade Bond Index (the "BIG Index"). Bonds are selected for inclusion in the Fund's portfolio based on credit quality, sector, maturity, coupon, current yield, yield to maturity, duration, and convexity. NYLIM believes the indexing approach is an effective method of simulating percentage changes in the BIG Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the BIG Index in both rising and falling markets.

         The Fund may invest up to 20% of total assets in bond and interest rate index options and futures and options on these futures to maintain cash reserves while fully invested, to facilitate trading, or reduce transaction costs.


         NYLIM may effect certain portfolio transactions involving when-issued, delayed delivery and other types of securities that may have the effect of increasing nominal portfolio turnover of the Fund.

ECLIPSE SHORT TERM BOND FUND

         The Eclipse Short Term Bond Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and other asset-backed securities; certificates of deposits, time deposits and bankers' acceptances issued by domestic or foreign banks or savings and loan associations and denominated in U.S. dollars or foreign currencies.

         The Fund may also invest in domestic and foreign corporate debt securities, municipal bonds, zero coupon bonds and variable or floating rate securities rated Baa or better by Moody's or BBB or better by S&P when purchased; or, if unrated, determined by the Subadvisor to be of comparable quality.

         The Fund may invest up to 20% of total assets in securities denominated in foreign currencies. To the extent possible, the Fund's Subadvisor will attempt to protect against risks stemming from differences in foreign exchange rates. The Fund may invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts to protect against foreign currency exchange risks involving securities the Fund owns or plans to own. See "Risk Management Techniques" and related sections in this SAI.

         The Fund may invest in interest rate and bond index futures contracts and options on these contracts; and options on debt securities and in U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies or instrumentalities, international agencies or supranational entities.

         In seeking to achieve capital appreciation, as an integral component of total return, the Fund may use, among other research methods, historical yield spread analysis, economic analysis, fundamental credit analysis and technical (supply/demand) analysis.

         The Fund may, to the extent permitted by law, invest in leveraged inverse floating rate debt instruments ("inverse floaters"). Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities.

ECLIPSE ULTRA SHORT TERM INCOME FUND

         The Eclipse Ultra Short Term Income Fund is designed for the investor who seeks a higher yield than a money market fund but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. Investors in the Fund are therefore subject to a greater risk of loss of principal than shareholders of a money market fund. The Fund's investment objective is deemed a fundamental policy of the Fund.

         The Fund will pursue its investment objective by investing in a diversified portfolio of investment grade, short-term fixed-income securities, including securities issued and guaranteed by the U.S. Government, its agencies and instrumentalities (i.e., U.S. Treasury securities). Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. It is the Fund's policy that the effective weighted average maturity and duration of its portfolio will not exceed 36 months. Under normal market conditions, the duration of the Fund's portfolio will not exceed 13 months. The duration of a fixed-income security indicates the time it will take an investor to recoup his or her investment, and approximates the price sensitivity of a fixed-income security to interest rate changes. It was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's interest payments, final maturity, call features and other factors into one measure. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or bond portfolio's) price. Generally, the higher the interest rate on a bond, the shorter its duration will be.

ECLIPSE TAX FREE BOND FUND

         The Subadvisor uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. Up to 25% of the Eclipse Tax Free Bond Fund's total assets may be invested in industrial development bonds. The Fund also may invest in pollution control bonds and zero coupon bonds. The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

         The values of debt securities fluctuate depending upon various factors, including:

-        interest rates;

-        issuer creditworthiness;

-        market conditions; and

-        maturities.

         Consistent with its principal investment strategies, the Fund's investments include derivatives, such as call and put options, futures contracts on debt securities or securities indices and options on futures contracts. The Fund may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Fund may lose money using derivatives. The use of derivatives may increase the volatility of these Funds, net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

         The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadvisor.

ECLIPSE MONEY MARKET FUND

         The Eclipse Money Market Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

         All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, are of the highest quality. NYLIM, the Fund's Manager, shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Directors. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P) (i) by any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that are rated in the highest rating category (i) by any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO; (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Manager; (4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee"), the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; (5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

         The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of "First Tier" securities of any one issuer and except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. The Fund may invest up to 5% of its total assets in securities that were "Second Tier" when acquired. The Fund may not invest more than the greater of 1% of its total assets or $1 million, measured at the time of investment, in "Second Tier" securities of any one issuer, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, NYLIM, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board ("the Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Subadvisor and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

         Pursuant to Rule 2a-7, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's net asset value at $1.00 per share. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

          The Board has also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

          The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis; and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

         The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

         The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

         The Fund may borrow money for temporary or emergency purposes, purchase securities on a when-issued basis, and enter into firm or standby commitments to purchase securities.

ECLIPSE ASSET MANAGER FUND

         Within the asset class constraints discussed in the Prospectus, the Eclipse Asset Manager Fund may also invest up to 20% of its total assets in foreign securities (defined as "traded primarily in a market outside the United States") of developed and emerging market countries; up to 10% of total assets in interest rate, index, and currency exchange rate swap agreements; and in futures transactions to rebalance or alter its portfolio composition and risk profile and to diversify the Fund's holdings where futures transactions are more efficient than direct investment transactions.

         Within the asset class constraints discussed in the prospectus, the Fund may also invest in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.

         At times, the actual allocation for each asset class may differ from the constraints, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Subadvisor has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Manager will move cash or reallocate assets within seven days.

         The Fund's allocation among the three asset groups is then structured to take advantage of perceived imbalances in relative pricing. NYLIM believes that short-term imbalances occur periodically but tend to be corrected fairly quickly. The models used by the Subadvisor to estimate returns on domestic and foreign stock markets may from time to time cause significant shifts in the Fund's allocation among the asset groups which may in turn result in greater portfolio volatility.

         The Fund may buy common stocks that the Eclipse EAFE Index Fund and Eclipse Indexed Equity Fund may buy, fixed income securities that the Eclipse Indexed Bond Fund may buy and money market instruments that the Eclipse Money Market Fund may buy.

ECLIPSE BALANCED FUND

         The Eclipse Balanced Fund invests approximately 60% of its assets in stocks and 40% in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will always invest at least 25% of its assets in fixed-income securities. By holding both stocks and bonds the Fund seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

         The Fund generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Fund's Manager, determines are value stocks. "Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "cheap" relative to the rest of the equity market. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks.

         The Fund has adopted as a fundamental policy that it be a "balanced" fund; this fundamental policy cannot be changed without the approval of shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

         The equity component of the Fund will be invested in shares of mid- to large-capitalization companies. The Fund ranks all U.S. publicly traded companies based on market capitalization. The 5% with the highest market capitalization are considered large. The next 15% are considered mid-capitalization companies and the balance of the universe is considered small. As the stock market and the economic environment change, companies once considered large-capitalization may become mid- or small-capitalization or vice versa. In selecting the equity issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Estimated relative intrinsic value is a ranking of the ratio of the market value to economic book value. The economic book value, or intrinsic value, is a valuation concept that attempts to adjust historical financial data to reflect true economic worth.

         The fixed-income component of the Fund will be invested in the following types of fixed-income securities: (i) U.S. Government securities; (ii) foreign government securities; (iii) investment grade, corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described in the section entitled "Investment Practices, Instruments and Risks Common to Multiple Funds".

ECLIPSE INTERNATIONAL EQUITY FUND

         The Eclipse International Equity Fund will primarily invest in a diversified portfolio of equity securities, including common stocks, preferred stocks, warrants and other comparable equity securities of issuers, whenever organized, that do business mainly outside of the United States.

         The Fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depository Receipts (GDRs), International Depositary Receipts (IDRs) or other similar securities convertible into securities of foreign issuers.

         To enhance returns, manage risk more efficiently and protect against price changes in securities, the Fund may invest in currencies on a spot or forward basis, securities and securities index options, foreign currency options, futures contracts and related options, and may enter into swap agreements. Futures and related options may be used for any legal purpose including to reduce trading costs.

         The Fund may also invest in U.S. equity securities; notes and bonds which, when purchased, are rated in one of the top four categories by Moody's or Standard & Poor's; cash, including foreign currency, or cash equivalents such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

         The Fund is actively managed and invests primarily in international (non-U.S.) stocks, but the Fund may acquire other securities including cash equivalents. Eligible investments for the Fund include any equity-related investment, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

         In selecting investments for the Fund, the Fund's Subadvisor considers factors such as prospects for currency exchange, interest and inflation rates, relative economic growth, government policies influencing exchange rates and business conditions, and the quality of individual issuers. The Subadvisor will also determine, using its good faith judgment, (1) country allocation among the international equity markets, (2) currency exposure (asset allocation across currencies), and (3) diversified security holdings within each market.

         The Fund may use futures and options contracts (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of, or in addition to, buying and selling stocks and currencies; or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage risk more efficiently.

         The Subadvisor also believes that active currency management can enhance portfolio returns through opportunities arising from interest rate differentials between instruments denominated in different currencies and/or changes in value between currencies. Moreover, the Subadvisor believes active currency management can be employed as an overall portfolio risk management tool. For example, in its view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated. See "Risk Management Techniques" and related sections of this SAI.


ECLIPSE EAFE INDEX FUND

         The Eclipse EAFE Index Fund will generally invest in stocks in the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE Index"). However, not all EAFE Index companies within a country will be represented in the Fund's portfolio of securities at the same time. The Fund may not invest in certain stocks (numbering approximately 50) included in the EAFE Index because corporate charters have provisions prohibiting ownership by foreign investors.

         In addition to the investments discussed in the Prospectus, the Fund may invest up to 20% of total assets in stock index options, futures contracts and options on futures to maintain cash reserves while fully invested, to facilitate trading, or to reduce transaction costs. The Fund may also invest up to 10% of its total assets in index and currency exchange rate swap agreements. The Fund may engage in foreign currency exchange transactions using currencies, options, futures or options on futures, or forward contracts for any legally permissible purpose, including to protect against foreign currency exchange risks involving securities the Fund owns or plans to own.


         There are a variety of risks associated with using options and futures. For example, some options on foreign currencies could force the Manager to buy or sell foreign currencies at unfavorable exchange rates, creating losses. It is also possible that the Fund could forfeit the entire amount of the premium paid for the purchased options plus transaction costs. A lack of market activity may keep the Manager from closing out a futures contract or a futures option position when it wants to. The Fund would remain obligated to make margin deposits until it could close the position. Furthermore, there are no guarantees that hedging transactions or the use of options and futures will successfully protect investments, or lead to better Fund performance. In some instances, the Fund may lose money.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

         The Funds may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

        NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

         The loss of money is a risk of investing in the Funds. None of the Funds, individually or collectively, is intended to constitute a balanced or complete investment program and the net asset value of each Fund's shares will fluctuate based on the value of the securities held by each Fund. Each of the Funds is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.


DEPOSITARY RECEIPTS

         A Fund may invest in American Depositary Receipts (ADRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs), and International Depositary Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global

Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.


ARBITRAGE
          A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

BORROWING

         A Fund may borrow from a bank up to a limit of 15% of its total assets, but only for temporary or emergency purposes. This borrowing may be unsecured. The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company for Federal tax purposes. To avoid the potential leveraging effects of a Fund's borrowings, a Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on a Fund's net asset value ("NAV") of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a Fund's shares.


COMMERCIAL PAPER
          A Fund may invest in commercial paper if it is rated, at the time of investment, Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Fund's Manager or Subadvisor determines that the commercial paper is of comparable quality. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

         In times of unusual or adverse market conditions, for temporary defensive purposes, each Fund may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit (CDs"), bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or S&Ls if such obligations are federally insured.;

commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity.


         In addition, a portion of each Fund's assets will be maintained in money market instruments as described above in such amount as the Manager or the Subadvisor deems appropriate for cash reserves.

REPURCHASE AGREEMENTS

         The Funds may enter into domestic or foreign repurchase agreements with certain sellers determined by the Manager or the Subadvisor to be creditworthy.

         A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation"), and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

         No Fund will invest more than 10% of its net assets (taken at current market value) (15% in the case of the International Equity) in repurchase agreements maturing in more than seven days.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.
In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Board Members have delegated to each Fund's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, including identification of sellers whom they believe to be creditworthy, and have authorized the Funds to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisor seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.


         For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.


REVERSE REPURCHASE AGREEMENTS

         A Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price.


         Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities (obligations) held by a Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.


         Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets.

         While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodian account to cover their obligations under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadvisor.


         The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.


         If the buyer of the debt securities pursuant to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.


U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association ("SLMA") are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Related and Other Asset-Backed Securities."

         U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

STRIPPED CORPUS INTERESTS IN U.S. TREASURY SECURITIES

         A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

CORPORATE DEBT AND CORPORATE FIXED INCOME SECURITIES

         A Fund's (other than the Eclipse Mid Cap Value Fund and the Eclipse Small Cap Value Fund) investment in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

         The Funds will invest in investment grade securities (securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P), and in comparable non-rated securities. Non-rated securities will be considered for investment by the Funds when the Manager or the Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies.

         Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) Should any individual bond held by a Fund, other than the Eclipse International Equity Fund or the Eclipse Core Bond Plus Fund, fall below a rating of BBB by S&P or Baa by Moody's, the Fund's Manager or Subadvisor will dispose of such bond as soon as reasonably practicable in light of then-existing market and tax considerations.

         The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

LENDING OF PORTFOLIO SECURITIES
          A Fund may seek to increase its income by lending portfolio securities, in accordance with procedures adopted by the Board, to certain broker-dealers and institutions. Under present regulatory policies, such loans would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of securities loaned will not exceed 33% of the total assets of a Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Term Income Fund as set forth in the Prospectus). The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Company, on behalf of certain of the Funds, has entered into an agency agreement with Metropolitan West Securities, LLC which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or the Subadvisor, as the case may be.

         As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Manager or the Subadvisor to be creditworthy and approved by the Board, and when, in the judgment of the Manager or the Subadvisor, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Manager or the Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33% of the value of the total assets of the lending Fund (20% in the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Term Income Fund). Under the guidelines adopted by the Board, a Fund is prohibited from lending more than 5% of the Fund's total assets to any one counterparty.

         Subject to receipt of exemptive relief from the 1940 Act, the Funds, subject to certain conditions and limitations, may be permitted to investment uninvested cash and cash collateral in one or more series of New York Life Investment Management Institutional Funds, an affiliate of the Funds.

ILLIQUID SECURITIES
          A Fund (other than the Eclipse Ultra Short Term Income Fund and Eclipse Mid Cap Value Fund) may invest in illiquid securities, if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements of more than seven days' duration. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Manager determines the liquidity of a Fund's investments; in doing so, the Manager may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

RESTRICTED SECURITIES
          A Fund (other than the Eclipse Balanced Fund and Eclipse Small Cap Value Fund) may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

MUNICIPAL SECURITIES

         The Eclipse Bond Fund, Eclipse Short Term Bond Fund and Eclipse Tax Free Bond Fund may purchase municipal securities. The other Funds may purchase municipal securities for temporary defensive purposes. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including notes and bonds, are issued to obtain funds for various public purposes. Two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

         The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues.

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

         Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

         Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities which were not publicly offered initially.

         There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.


BANK OBLIGATIONS

         A Fund may invest in CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Fund (other than the Eclipse Money Market Fund), may invest in CDs, time deposits and other short-term obligations issued by savings and loan associations ("S&Ls").

         CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Each Fund may not invest in time deposits maturing in more than seven days which are subject to withdrawal penalties. Each Fund will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

         Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital, surplus, and undivided profits (as of the date of their most recently published financials) in excess of $100 million, or the equivalent in other currencies, or if, with respect to the obligations of other banks and S&Ls, such obligations are federally insured. Each Fund will invest accordingly. In the case of the Eclipse Balanced Fund, Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund and Eclipse Ultra Short Term Income Fund, each Fund will only invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) in excess of $1 billion, or the equivalent in other currencies. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FLOATING AND VARIABLE RATE SECURITIES

         Each Fund, other than the Eclipse EAFE Index Fund, Eclipse Growth Equity Fund, Eclipse Indexed Equity Fund and Eclipse Value Equity Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Eclipse Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

         The Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Short Term Bond Fund and Eclipse Tax Free Bond Fund may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities.

FOREIGN SECURITIES

         The Eclipse EAFE Index Fund and Eclipse International Equity Fund will, and the remaining Funds (other than the Eclipse Tax Free Bond Fund) may, invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. The Eclipse Ultra Short Term Income Fund may invest in fixed-income securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's. The Eclipse Money Market Fund may purchase U.S. dollar-denominated securities of foreign issuers. The Eclipse Indexed Equity Fund and Eclipse Indexed Bond Fund will invest in foreign securities to the extent such securities are included in the securities that comprise the S&P 500 and the BIG Index, respectively. The Eclipse Core Bond Plus Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar denominated foreign debt securities and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Manager or the Subadvisor, as the case may be. Securities of issuers within a given country may be denominated in the currency of another country.

         Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Foreign investments could be more difficult to sell than U.S. investments. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

         Some foreign securities are issued by companies organized outside the U.S. and are traded only or primarily in trading markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

         The Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse Indexed Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund, Eclipse Asset Manager Fund and Eclipse Value Equity Fund may invest in emerging market countries, which presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

         Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

EXCHANGE TRADED FUNDS

         A Funds may be invested in shares of Exchange Traded Funds ("ETFs"). ETFs are mutual funds that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and a Fund may not be able to recover the current value of its investment. Investments in ETFs will be limited to the percentage restrictions set forth for investments in investment company securities.

FOREIGN CURRENCY TRANSACTIONS

         Many of the foreign securities in which the Funds (other than the Eclipse Money Market Fund and the Eclipse Tax Free Bond Fund) invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, a Fund may seek to increase its return by trading in foreign currencies. In addition, to the extent a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

         A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

         A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when hedging, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

         While a Fund (other than the Eclipse Tax Free Bond Fund, Eclipse Ultra Short Term Income Fund) may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         A Fund will hold liquid assets in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

         Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and the Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

         Another example is when the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

         A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or the Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or the Subadvisor's currency assessment is incorrect.

         At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or the Subadvisor. A Fund generally will not enter into a forward contract with a term of greater than one year.

         In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

         It should be realized that the use of forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

         The Manager and the Subadvisor believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

         The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the Manager's or the Subadvisor's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadvisor anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

         A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

         To different degrees, the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse International Equity Fund, Eclipse Mid Cap Core Fund and Eclipse Short Term Bond Fund are permitted to invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Eclipse Ultra Short Term Income Fund may invest up to 10% of its total assets, and the Eclipse Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. The Funds' portfolios may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

         The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Eclipse Ultra Short Term Income Fund's and Eclipse Balanced Fund's portfolios may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and the Subadvisor intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

         As part of its investment program, and to maintain greater flexibility, the Eclipse Core Bond Plus Fund, Eclipse EAFE Index Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Mid Cap Core Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

FIRM OR STANDBY COMMITMENTS

         Each Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis.

         Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

         Each Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Subadvisor understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor have the Funds assumed that such commitments would continue to be available under all market conditions.

         A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

          Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         The Funds do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Company makes the commitment on behalf of a Fund to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a firm or standby commitment basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

WHEN-ISSUED SECURITIES

          Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Company's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, each Fund intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

         The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         At the time the Company makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date.

          When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on the securities subject to such transactions prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

         The Funds do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time the Company makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued, or firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Directors do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. The Eclipse Money Market Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

         A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Eclipse Money Market Fund observes the strict SEC mandated requirements of Rule 2a-7. In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these and other illiquid instruments to not more than 10% of its net assets (15% in the case of the Eclipse International Equity Fund).

         MORTGAGE PASS-THROUGH SECURITIES. The Funds (other than the Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may invest in mortgage pass-through securities, which are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

         Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

         GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

         If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

         Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadvisor determines that the securities meet the Fund's quality standards.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the opinion of the Fund's Manager or Subadvisor are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the International Equity Fund).

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

         The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.


         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.


         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


         The Funds' Manager or Subadvisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. Each of the Funds limits its investment in CMO residuals to less than 5% of its net assets.


         CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.


         CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.


         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As in the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-related securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or the Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-related securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.


         Investment in mortgage-related securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.


         Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.


         OTHER ASSET-BACKED SECURITIES. The Funds' Manager and Subadvisor expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.


         An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of

Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         If consistent with a Fund's investment objective and policies, and in the case of the Eclipse Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-related securities.

MORTGAGE DOLLAR ROLLS

         A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

BRADY BONDS

         Each of the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

LOAN PARTICIPATION INTERESTS

         The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan.

In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

         In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Company and the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

         A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

         When a Fund acts as co-lender in connection with a Participation Interest or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

         The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

         The Eclipse Asset Manager Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

         REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

RISK MANAGEMENT TECHNIQUES

         The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

         The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

         WRITING CALL OPTIONS. Each Fund may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.



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

         A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

         During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

         A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover he existing call option.

         A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

         Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of all options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the Eclipse International Equity Fund may, to the extent determined appropriate by such Fund's Subadvisor, engage without limitation in the writing of options on their portfolio securities.

         WRITING PUT OPTIONS. Each Fund may also write covered put options. A put option is a short term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

         The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

         A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

         The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

         If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

         In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Company's intention that each Fund qualify as such. Subject to the limitation that all put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisor, engage without limitation in the writing of options on U.S. government securities.

         PURCHASING OPTIONS. Each Fund, as specified for the Fund in the Prospectus, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or the Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks.

         The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

         The Funds may also purchase call options on securities, which the Funds intend to purchase, to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

         SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

         A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

         The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

         The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or the Subadvisor to forecast interest rates and other economic factors correctly.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

         To the extent that it invests in foreign securities, each Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its Custodian.

         Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the- counter. Exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

         A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-related options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

FUTURES TRANSACTIONS

         Each Fund, as specified for the Fund in the Prospectus, may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. Each Fund may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities.

         The Funds, as specified for each Fund in the Prospectus, may purchase and sell stock index futures to hedge the equity portion of those Funds' security portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. These Funds may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, to the extent that it invests in foreign securities, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

         A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indices.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

         FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or the Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Directors.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

         The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a fund's portfolio of securities or portion of a portfolio, perfect correlation between that fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a fund might wish to buy or sell a futures contract.

         SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

         Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

         CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Manager or the Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Subadvisor anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short term period. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Manager or the Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

         OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

         Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

         The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

         In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

         If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

         The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

         LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Funds will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

         When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

         RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

         The Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Tax Free Bond Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Eclipse EAFE Index Fund may enter into index and currency exchange rate swap agreements, the Eclipse Indexed Bond Fund may invest up to 10% of its total assets in interest rate and index swap agreements and the Eclipse Indexed Equity Fund may enter into index swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Funds would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. The Eclipse International Equity Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. The Eclipse EAFE Index Fund, Eclipse Indexed Bond Fund, Eclipse Indexed Equity Fund, Eclipse Asset Manager Fund and Eclipse Tax Free Bond Fund may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or the Subadvisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or the Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The swaps market is largely unregulated.

         Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

WARRANTS

         Each Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant. The Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of such Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of such Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

SHORT SALES AGAINST THE BOX

         Each Fund (other than the Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund) may engage in short sales, which are transactions in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Funds will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Fund's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's Custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. If a broker, with which a Fund has open short sales, were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales. A Fund will only enter into short sales against the box with brokers the Manager or the Subadvisor believes are creditworthy.

RISKS ASSOCIATED WITH DEBT SECURITIES

         To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

         Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

         Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


         When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

         Securities rated lower than Baa by Moody's or lower than BBB by S&P (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade". There is more price volatility, more risk of losing your principal interest, a greater possibility of the issuer going bankrupt, plus additional risks. These securities are considered speculative.

         The Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and the Eclipse Tax Free Bond Fund may invest up to 20% of their total assets in debt securities, including short term instruments, which are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or, if not rated, determined to be of equivalent quality by the Subadvisor. The lower the ratings of such securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment grade characteristics. The Funds may invest in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

         Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

         The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

         If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

         The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

         In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts which have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

ZERO COUPON BONDS

         The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from the face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

       SPECIAL CONSIDERATIONS FOR ECLIPSE EAFE INDEX FUND, ECLIPSE INDEXED EQUITY FUND, ECLIPSE ASSET MANAGER FUND AND ECLIPSE INDEXED BOND FUND

         Standard & Poor's(R), "S&P" 500(R), "S&P(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index" and "S&P SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by an affiliate of NYLIM. S&P does not sponsor, endorse, sell or promote the Eclipse Indexed Equity Fund or the Eclipse Asset Manager Fund or represent the advisability of investing in the Funds.

         The Eclipse Indexed Equity Fund and the Eclipse Asset Manager Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds, or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to NYLIM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to NYLIM or the Funds. S&P has no obligation to take the needs of NYLIM or the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by NYLIM, owners of the Funds, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

         The inclusion of a security in the MSCI EAFE Index, the S&P 500 Index or the BIG Index in no way implies an opinion by the Index sponsors, Morgan Stanley, Standard & Poor's or Salomon Smith Barney, as to the attractiveness of that security as an investment. The Eclipse Funds that are managed as index funds (Eclipse EAFE Index Fund, Eclipse Indexed Equity Fund and Eclipse Indexed Bond Fund) are not sponsored by or affiliated with the sponsors of their respective indices.

         The Eclipse Indexed Equity Fund and, in part, the Eclipse Asset Manager Fund are managed to parallel the S&P 500 Index. Because of the market-value weighting, as of December 31, 2001, the 10 largest companies in the S&P 500 Index accounted for approximately 24.2% of the market capitalization of the entire Index. As of that date, the six largest weightings in the S&P 500 Index as a percentage of net assets accounted for 17.1% of the market capitalization of the entire Index.

- The Eclipse Asset Manager Fund also invests in common stocks selected to replicate the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Morgan Stanley REIT Index, the MIB-30 Index, and the IBEX35 Index.

- The S&P MidCap 400 Index consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2001, the range of market capitalization of companies within the S&P MidCap 400 Index was $112 million to $10.5 billion.

- The S&P SmallCap 600 Index consists of 600 domestic common stocks chosen for market size, liquidity, and industry group representation (bid-asked spread, ownership, share turnover and number of no trade days). The S&P SmallCap 600 Index is an unmanaged market-value weighted index in which each stock's weight is proportionate to its market value. As of December 31, 2001 the range of market capitalization of companies in the S&P SmallCap 600 Index was $56 million to $3.8 billion.

- The Morgan Stanley REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT Index is calculated by Morgan Stanley and Co., Inc. and reflects reinvestment of all applicable dividends, capital gains and interest.

- The IBEX 35 is the official index for the market segment of continuously traded stocks. The index sample is composed of the 35 most actively traded stocks in cash pesetas among the securities quoted on the Joint Stock Exchange System of the four Spanish stock exchanges during the control period. The index is semi-annually revised with the supervision period for the stocks to be included in the IBEX 35 being represented by the interval of six months prior to the start of each calendar semester. Turnover resulting from special operations, however, is deducted from registered turnover. Special operations are those involving a shift in the stable shareholdings of a company.

- The MIB-30 Index is a capitalization-weighted index based on the 30 most liquid and most highly capitalized stocks listed on the Italian Stock Exchange. The sample of index stocks accounts for over 70% of the total market capitalization and about 75% of total trading volume. Moreover, the MIB-30 is highly correlated with the Mibtel Index, the general share index. Due to its high degree of representativeness, the MIB-30 has been selected as underlying for two stock index derivatives products traded on the Italian Derivatives Market IDEM.

         The stocks to be included in the index sample are selected according to the following procedures:

         o For each domestic stock the average market capitalization and the average trading volume are calculated for a six-month-period ending 15 days before the update of the index sample.

         o The same ratio is calculated for the entire market called "market alpha."

         o To reflect both market capitalization and turnover in a single summary measure called indicator of liquidity and capitalization, the ILC is computed.

         o From an ordering of stocks according to their ILC the top 30 stocks are selected for inclusion in the index. If a company has issued more than one class of stock, only the class with the highest ILC is allowed in the index.

         The composition of the index sample is regularly revised twice per year, usually in March and September. Extraordinary revisions are possible whenever they are considered necessary, in particular in the case of stock splits as well as new listings with a market capitalization exceeding 3% of the entire market capitalization including the new stock.

         Stocks may be withdrawn from the index sample between two consecutive revisions in the case of:

         o        de-listings of the stock,

         o suspensions from trading for more than 10 trading sessions, and

         o other events which make it reasonably certain that the stock has lost liquidity and/or market value.

         In these cases replacements are made drawing upon the stocks with the next highest ILC as calculated for the last regular revision, and the weights of the individual index stocks are adjusted accordingly.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The 13 Funds which constitute the Company have adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding voting shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this Statement of Additional Information, and the Funds objectives as described in the Prospectus, all other investment policies and practices described may be changed by the Board of Directors without the approval of shareholders.

         The four Funds which constitute the Trust have adopted as fundamental policies certain investment restrictions, set forth below, which may not be changed with respect to a Fund without a majority vote of the outstanding voting shares of that Fund, as defined in the 1940 Act.

         Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

EACH OF THE COMPANY'S FUNDS MAY NOT:

(1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

(2) invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities;

(4) borrow money or issue senior securities, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

(5) lend any funds or other assets, except that a Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Company's Directors;

(6) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(7) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this Statement of Additional Information, (i) a Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) a Fund may enter into spot or forward foreign currency contracts and foreign currency options; or

(8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws.

EACH OF THE TRUST'S FUNDS MAY NOT:

(1) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(2) Borrow money except for (i) the short term credits from banks referred to in paragraph 9 below and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

(3) Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the Eclipse Balanced Fund and the Eclipse Small Cap Value Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the Eclipse Ultra Short Term Income Fund and the Eclipse Mid Cap Value Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration;

(4) Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(5) Invest more than 25% of the value of its total assets in any one industry;

(6) Purchase or otherwise acquire interests in real estate (including, in the case of the Eclipse Ultra Short Term Income Fund and the Eclipse Mid Cap Value Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Eclipse Ultra Short Term Income Fund and the Eclipse Balanced Fund may acquire mortgage-backed securities;

(7)      Purchase or acquire commodities or commodity contracts;

(8) Make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed herein;

(9) Purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

(10) Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 2 above;

(11) Purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets;

(12) Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

(13) Participate on a joint, or a joint and several, basis in any securities trading account; or

(14)     Invest in companies for the purpose of exercising control.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Company's fundamental investment restrictions, the Directors have voluntarily adopted certain policies and restrictions, set forth below, which are observed in the conduct of the affairs of the Company's thirteen Funds. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         In addition to the Trust's fundamental investment restrictions, the Trustees have adopted certain additional investment restrictions, set forth below, which are observed in the conduct of the affairs of its four Funds. These additional investment restrictions may be changed by the Board without shareholder approval.

         Unless otherwise indicated, all percentage limitations apply to each of the Funds on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

UNDER THESE RESTRICTIONS, THE COMPANY'S FUNDS MAY NOT:

(1) (except for the Eclipse International Equity Fund) purchase puts, calls, straddles, spreads and any combination thereof if, as a result, the value of its aggregate investment in such classes of securities would exceed 5% of its total assets;

(2) purchase securities that may not be sold without first being registered under the Securities Act of 1933, as amended ("restricted securities") other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Company's Board of Directors; enter into repurchase agreements having a duration of more than seven days; purchase loan participation interests that are not subject to puts; purchase instruments lacking readily available market quotations ("illiquid instruments"); or purchase or sell over-the-counter options, if as a result of the purchase or sale, the Fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than seven days, loan participation interests that are not subject to puts, illiquid instruments, and over-the-counter options purchased by the Fund and the assets used as cover for over-the-counter options written by the Fund exceed 10% of the Fund's net assets (15% of net assets in the case of the Eclipse International Equity Fund);

(3)      invest in other companies for the purpose of exercising control;

(4) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin;

(6) sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

         The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

         The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

(i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

(ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

(iii)    dealer undertaking to make a market in the 144A security; and

(iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         To make the determination that an issue of 4(2) commercial paper is liquid, a Subadvisor must conclude that the following conditions have been met:

(a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

(b)      the 4(2) commercial paper is rated:

(i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

(ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

(iii) if the security is unrated, the Manager or the Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

(c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

UNDER THESE RESTRICTIONS, THE TRUST'S FUNDS MAY NOT:

(1) purchase or retain the securities of any issuer if the Trust's officers or Trustees or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities;

(2) neither the Eclipse Balanced Fund nor the Eclipse Small Cap Value Fund may invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable; and

(3) neither the Eclipse Mid Cap Value Fund nor the Eclipse Ultra Short Term Income Fund may (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or (ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

                           BOARD MEMBERS AND OFFICERS

         The Board Members oversee the Funds, the Manager and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York,
New York 10010.

     INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*

                                                                 LENGTH                            PRINCIPAL
      NAME, ADDRESS           POSITION(S)      POSITION(S)       OF TIME                         OCCUPATION(S)
    AND DATE OF BIRTH        WITH COMPANY       WITH TRUST       SERVED                       DURING PAST 5 YEARS
--------------------------- ---------------- ----------------- ------------ ------------------------------------------------------
Stephen C. Roussin          Chairman and     Chairman,           5 Years    President, Chief Operating Officer and Manager, New
Date of Birth: 7/12/63      Director         President and      (Company)   York Life Investment Management LLC (including
                                             Trustee                        predecessor advisory organizations) and New York Life
                                                                            Investment Management Holdings LLC; Senior Vice
                                                                 1 Year     President, New York Life Insurance Company; Director,
                                                                 (Trust)    NYLIFE Securities, Inc.; Chairman and Director, NYLIFE
                                                                            Distributors Inc.; Manager, McMorgan & Company LLC;
                                                                            President, Chief Executive Officer and Trustee, The
                                                                            MainStay Funds (24 portfolios); Chairman and Trustee,
                                                                            New York Life Investment Management Institutional
                                                                            Funds (3 portfolios); Senior Vice President, Smith
                                                                            Barney, 1994 to 1997.

Patrick G. Boyle            Director         Executive Vice     11 Years    Senior Managing Director, New York Life Investment
Date of Birth: 11/24/53                      President          (Company)   Management LLC, (including predecessor advisory
                                                                            organizations); Senior Vice President, Pension
                                                                            Department, New York Life Insurance Company; Executive
                                                                 1 Year     Vice President, New York Life Investment Management
                                                                 (Trust)    Institutional Funds.


                               NUMBER OF FUNDS         OTHER
                                   IN FUND         DIRECTORSHIPS
      NAME, ADDRESS           COMPLEX OVERSEEN        HELD BY
    AND DATE OF BIRTH            BY DIRECTOR          DIRECTOR
----------------------------- ------------------ -------------------
Stephen C. Roussin                                New York Life
Date of Birth: 7/12/63               44          Trust Company, FSB

Patrick G. Boyle                     20            New York Life
Date of Birth: 11/24/53                            Trust Company;
                                                  Madison Capital
                                                    Funding LLC

* These Board Members are considered to be "interested persons" of the Company and/or the Trust within the meaning of the 1940 Act because of their affiliation with the New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

            NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST

                                                                                      PRINCIPAL
       NAME, ADDRESS      POSITION(S)    POSITION(S)       LENGTH                   OCCUPATION(S)
     AND DATE OF BIRTH    WITH COMPANY   WITH TRUST    OF TIME SERVED            DURING PAST 5 YEARS
------------------------ ------------- -------------- ---------------- ------------------------------------------
Lawrence Glacken
Date of Birth: 10/22/27  Director      Trustee           11 Years      Retired; Trustee, New York Life
                                                         (Company)     Investment Management Institutional
                                                                       Funds (3 portfolios).

                                                          1 Year
                                                          (Trust)
------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn
Date of Birth: 3/11/47   Director      Trustee           11 Years      Trustee, New York Life Investment
                                                         (Company)     Management Institutional Funds (3
                                                                       portfolios).

                                                          1 Year
                                                          (Trust)
------------------------------------------------------------------------------------------------------------------
Susan B. Kerley
Date of Birth: 8/12/51   Director      Trustee           11 Years      Trustee, New York Life Investment
                                                         (Company)     Management Institutional Funds (3
                                                                       portfolios); President, Global Research
                                                                       Associates.
                                                          1 Year
                                                          (Trust)
------------------------------------------------------------------------------------------------------------------

                             NUMBER OF FUNDS          OTHER
                                 IN FUND           DIRECTORSHIPS
       NAME, ADDRESS        COMPLEX OVERSEEN         HELD BY
     AND DATE OF BIRTH      BY BOARD MEMBER        BOARD MEMBER
---------------------------------------------- -------------------
Lawrence Glacken
Date of Birth: 10/22/27          20                   None
------------------------------------------------------------------
Robert P. Mulhearn
Date of Birth: 3/11/47           20                   None
------------------------------------------------------------------
Susan B. Kerley
Date of Birth: 8/12/51           20            Director,
                                               SSB/Citi Mutual
                                               Funds.
------------------------------------------------------------------

     OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*


                             POSITION(S)                                                PRINCIPAL
       NAME, ADDRESS            WITH     POSITION(S)     LENGTH                       OCCUPATION(S)
     AND DATE OF BIRTH        COMPANY    WITH TRUST  OF TIME SERVED                  DURING PAST 5 YEARS
---------------------------- ----------- ----------- --------------- -----------------------------------------------------
Linda M. Livornese
Date of Birth: 7/15/51       President   None           11 Years     Vice President, Pension Department, New York Life
                                                       (Company)     Insurance Company; Vice President, NYLIFE
                                                                     Distributors Inc.; Vice President, NYLIFE
                                                                     Securities Inc.
--------------------------------------------------------------------------------------------------------------------------
Marc J. Brookman
Date of Birth: 11/21/63      Executive   Executive      3 Years      Vice President, New York Life Insurance Company;
                             Vice        Vice          (Company)     Senior Managing Director, New York Life Investment
                             President   President                   Management LLC (including predecessor advisory
                                                                     organizations); Senior Vice President, Product
                                                         1 Year      Development, MainStay Institutional Funds, Inc. and
                                                        (Trust)      Retirement Plans, 1998 to 2000; National Sales
                                                                     Director, Vice President, United Asset Management
                                                                     Retirement Plan Services, from 1996 to 1998.
--------------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce
Date of Birth: 9/17/57       Senior      Senior         6 Years      Senior Managing Director, New York Life Investment
                             Vice        Vice          (Company)     Management LLC (including predecessor advisory
                             President   President                   organizations); Senior Vice President, New York
                                                                     Life Insurance Company; Senior Vice President, The
                                                         1 Year      MainStay Funds; Director, NYLIFE Distributors, Inc.
                                                         (Trust)
--------------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell           Treasurer   Treasurer      6 Years      Managing Director, New York Life Investment
Date of Birth: 9/27/59       and Chief   and Chief     (Company)     Management, LLC (including predecessor advisory
                             Financial   Financial                   organizations); Treasurer, Chief Financial and
                             and         and                         Accounting Officer, The MainStay Funds, MainStay VP
                             Accounting  Accounting      1 Year      Series Fund and New York Life Investment Management
                             Officer     Officer        (Trust)      Institutional Funds; Assistant Treasurer, McMorgan
                                                                     Fund (formerly McM Funds).
--------------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi                                        1 Year      Senior Managing Director, General Counsel and
Date of Birth: 10/19/46      Secretary   Secretary     (Company)     Secretary, New York Life Investment Management LLC
                                                                     (including predecessor advisory organizations);
                                                                     Secretary, New York Life Investment Management
                                                         1 Year      Holdings LLC; Senior Vice President, New York Life
                                                        (Trust)      Insurance Company; Vice President and Secretary,
                                                                     McMorgan & Company LLC; Secretary, NYLIFE
                                                                     Distributors, Inc.; Secretary, MainStay VP Series
                                                                     Fund, Inc., The MainStay Funds and New York Life
                                                                     Investment Management Institutional Funds; Managing
                                                                     Director and Senior Counsel, Lehman Brothers Inc.
                                                                     (October 1998 to December 1999); General Counsel
                                                                     and Managing Director, JP Morgan Investment
                                                                     Management Inc. (1986 to 1998).

                              NUMBER OF FUNDS         OTHER
                                  IN FUND         DIRECTORSHIPS
        NAME, ADDRESS        COMPLEX OVERSEEN        HELD BY
      AND DATE OF BIRTH        BY OFFICER            OFFICER
 ------------------------  --------------------- -----------------
 Linda M. Livornese
 Date of Birth: 7/15/51             13                 None
------------------------------------------------------------------
 Marc J. Brookman
 Date of Birth: 11/21/63            17                 None
------------------------------------------------------------------
 Jefferson C. Boyce
 Date of Birth: 9/17/57             41                 None
------------------------------------------------------------------
 Patrick J. Farrell                 63
 Date of Birth: 9/27/59                                None
------------------------------------------------------------------
 Robert A. Anselmi                  63
 Date of Birth: 10/19/46                               None
------------------------------------------------------------------



                             POSITION(S)                                                PRINCIPAL
       NAME, ADDRESS            WITH     POSITION(S)     LENGTH                       OCCUPATION(S)
     AND DATE OF BIRTH        COMPANY    WITH TRUST  OF TIME SERVED                  DURING PAST 5 YEARS
---------------------------- ----------- ----------- --------------- -----------------------------------------------------
Richard W. Zuccaro           Tax Vice    Tax Vice       9 Years      Vice President, New York Life Insurance Company;
Date of Birth: 12/12/49      President   President     (Company)     Tax Vice President, NYLIFE Securities Inc.; Vice
                                                                     President, New York Life Insurance and Annuity
                                                                     Corporation, NYLIFE Insurance Company of Arizona,
                                                         1 Year      NYLIFE LLC, NYLIFE Securities, Inc., NYLIFE
                                                        (Trust)      Distributors Inc.; Tax Vice President, New York
                                                                     Life International, Inc.; Tax Vice President,
                                                                     MainStay VP Series Fund, Inc., The MainStay Funds
                                                                     and New York Life Investment Management
                                                                     Institutional Funds.
---------------------------------------------------------------------------------------------------------------------------

                               NUMBER OF FUNDS         OTHER
                                 IN FUND         DIRECTORSHIPS
       NAME, ADDRESS          COMPLEX OVERSEEN        HELD BY
     AND DATE OF BIRTH          BY OFFICER           OFFICER
------------------------------------------------- -----------------
Richard W. Zuccaro
Date of Birth: 12/12/49           63                 None
-------------------------------------------------------------------


* The officers listed are considered to be "interested persons" of the Company or the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund, Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

BOARD MEMBERS

         The Board Members oversee the Funds, the Manager and the Subadvisor. The Committees of the Boards include the Audit Committee, Nominating Committee, Valuation Committee, and the Valuation Subcommittee.

         The purpose of the Audit Committee, which meets on an as needed basis, is to (1) oversee the accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality and objectivity of the financial statements and the independent audit thereof; and (3) act as a liaison between the independent auditors and the full Boards. The members of the Audit Committee include all the independent Board Members: Lawrence Glacken, Robert P. Mulhearn, and Susan B. Kerley. There were 2 Audit Committee meetings held during 2001.


         The purpose of the Nominating Committee is to (1) evaluate the qualifications of candidates and make nominations for independent director or trustee membership on the Boards, (2) nominate members of committees of the Boards and periodically review committee assignments, and (3) make recommendations to the Boards concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee include all the independent Board Members: Lawrence Glacken, Robert P. Mulhearn, and Susan B. Kerley. There were no Nominating Committee meetings held during 2001.


         The purpose of the Valuation Committee is to oversee the implementation of the Funds' valuation procedures and to make fair value determinations on behalf of the Boards as specified in such valuation procedures. The members of the Valuation Committee, on which one or more Board Members may serve, include: Stephen C. Roussin, Robert A. Anselmi, Patrick J. Farrell, Derek D. Burke, Lawrence Glacken, Patrick Boyle and Susan Kerley. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during 2001.


         The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Board Members may serve, include: Stephen C. Roussin, Robert A. Anselmi, Derek D. Burke, Patrick J. Farrell, and Jill R Whitelaw. There were 3 Valuation Subcommittee meetings held during 2001.


         For the fiscal year ended October 31, 2001, the dollar range of equity securities owned by each Board Member in the Funds (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company and the Trust is as follows:


     INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                  DOLLAR RANGE OF EQUITY SECURITIES    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
 NAME OF DIRECTOR                          IN THE COMPANY             BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES.
-------------------------------- ----------------------------------- ------------------------------------------------
     Stephen C. Roussin           $10,001 - $50,000 (Money Market                    $10,001-$50,000
                                               Fund)
---------------------------------------------------------------------------------------------------------------------
     Patrick Boyle(1)            $10,001 - $50,000 (in each of the                    Over $100,000
                                 Value Equity Fund and International Equity
                                 Fund) (direct ownership); over $100,000 (in
                                 each of the Index Equity Fund, Growth Equity
                                 Fund, Value Equity Fund, and International
                                 Equity Fund) (indirect ownership)
---------------------------------------------------------------------------------------------------------------------

(1) As noted above, Mr. Boyle does not serve as a Trustee of the Trust.

     NON-INTERESTED DIRECTORS OF THE COMPANY

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                 DOLLAR RANGE OF EQUITY SECURITIES   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
       NAME OF DIRECTOR                   IN THE COMPANY               DIRECTOR IN FAMILY OF INVESTMENT COMPANIES.
------------------------------- ----------------------------------- -------------------------------------------------

     Lawrence Glacken           Over $100,000 (Growth Equity Fund)                   Over $100,000
---------------------------------------------------------------------------------------------------------------------
     Robert P. Mulhearn          $10,001 - $50,000 (Growth Equity
                                              Fund)                                  Over $100,000
                                  Over $100,000 (Indexed Equity
                                              Fund)
---------------------------------------------------------------------------------------------------------------------
     Susan B. Kerley            $50,000 - $100,000 (Asset Manager                  $50,000 - $100,000
                                              Fund)
---------------------------------------------------------------------------------------------------------------------

     NON-INTERESTED TRUSTEES OF THE TRUST

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                 DOLLAR RANGE OF EQUITY SECURITIES   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE                           IN THE TRUST                TRUSTEE IN FAMILY OF INVESTMENT COMPANIES.
------------------------------- ----------------------------------- -------------------------------------------------
     Lawrence Glacken                          None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
     Robert P. Mulhearn                        None                                  Over $100,000
---------------------------------------------------------------------------------------------------------------------
     Susan B. Kerley                           None                                $50,000 - $100,000
---------------------------------------------------------------------------------------------------------------------

         For the fiscal year ended October 31, 2001, each Board Member who is not an "interested person" as that term is defined in the 1940 Act of the Company or the Trust, and his or her immediate family members, beneficially or of record owned securities in (1) an investment adviser or principal underwriter of the Company or the Trust or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with and investment adviser or principal underwriter of the Company or the Trust as follows:


     NON-INTERESTED BOARD MEMBERS

                             NAME OF OWNERS AND
                              RELATIONSHIP TO                   TITLE OF                               PERCENT OF
  NAME OF BOARD MEMBER         BOARD MEMBER        COMPANY       CLASS        VALUE OF SECURITIES**       CLASS
--------------------------- -------------------- ------------- ------------ ------------------------ ----------------
   Lawrence Glacken                 N/A                                              None
---------------------------------------------------------------------------------------------------------------------
   Robert P. Mulhearn               N/A                                              None
---------------------------------------------------------------------------------------------------------------------
   Susan B. Kerley                  N/A                                              None
---------------------------------------------------------------------------------------------------------------------

         In connection with the approval or re-approval of the Funds' existing Management Agreements and Sub-Advisory Agreements (the "Agreements"), the Board Members, including those Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company or the Trust, requested and received from the Manager and Subadvisor, and reviewed a wide variety of information. In approving or re-approving the Agreements, and in evaluating the fairness of the compensation to be paid by a Fund, the Board Members took into account principally the nature, quality and extent of the services performed by the Manager and Subadvisor, where applicable, in relation to fees received under the Agreements. Thus, the Board Members considered the personnel, technical resources, operations, financial condition, investment management capabilities, methodologies and performance of the Manager and Subadvisor. The Board Members also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the Manager and Subadvisor of providing the services, and the profitability of their relationship with the Funds. In addition, the Board Members considered the brokerage services received by the Funds. These factors were considered by the Board Members at large, and also were considered by the Independent Board Members meeting separately. Based on this review, it was the judgment of the Board Members and the Independent Board Members that approval or re-approval of the Agreements was in the interest of the Funds and their shareholders. The terms of the existing Management Agreements and the Sub-Advisory

Agreements are discussed in more detail in the sections entitled "Management Agreements" and "Sub-Advisory Agreements."


COMPENSATION

         The following Compensation Table reflects the compensation received by certain Board Members for the fiscal year ended October 31, 2001, from the Company, the Trust and from certain other investment companies that have the same investment adviser as the Company and the Trust or an investment adviser that is an affiliated person of the Manager. The Independent Board Members are entitled to receive from the Company an annual retainer of $32,000, a fee of $1,350 for each Board meeting attended, a fee of $1,350 for each committee and subcommittee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Independent Board Members are also entitled to receive from the Trust an annual retainer of $32,000, a fee of $1,350 for each Board meeting attended and each Committee meeting attended and reimbursement for all out-of-pocket expenses related to attendance at such meetings. However, the Independent Board Members of the Trust each waived the annual retainer of $32,000 and the fee of $1,350 that was payable to them for each subcommittee meeting attended on behalf of the Trust during fiscal year 2001. Board Members who are affiliated with New York Life Insurance Company do not receive compensation from either the Company or the Trust.


     COMPENSATION TABLE FOR THE DIRECTORS OF THE COMPANY

                                                PENSION OR
                            AGGREGATE       RETIREMENT BENEFITS                                TOTAL COMPENSATION
                          COMPENSATION            ACCRUED                                     FROM COMPANY AND FUND
     NAME OF PERSON,       FROM THE            AS PART OF         ESTIMATED ANNUAL BENEFITS     COMPLEX PAID TO
       POSITION              COMPANY           FUND EXPENSES          UPON RETIREMENT              DIRECTORS
----------------------- ------------------ ---------------------- --------------------------- -----------------------
Lawrence Glacken             $43,617                 0                        0                      $50,900
---------------------------------------------------------------------------------------------------------------------
Susan B. Kerley              $40,917                 0                        0                      $48,200
---------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn           $39,567                 0                        0                      $46,850
---------------------------------------------------------------------------------------------------------------------



     COMPENSATION TABLE FOR TRUSTEES OF THE TRUST


                                                PENSION OR
                           AGGREGATE        RETIREMENT BENEFITS                                 TOTAL COMPENSATION
                          COMPENSATION            ACCRUED                                       FROM TRUST AND FUND
   NAME OF PERSON,          FROM THE            AS PART OF        ESTIMATED ANNUAL BENEFITS          COMPLEX
       POSITION               TRUST            FUND EXPENSES           UPON RETIREMENT          PAID TO TRUSTEES
----------------------- ------------------ ---------------------- --------------------------- -----------------------
Lawrence Glacken             $5,933                  0                        0                      $50,900
---------------------------------------------------------------------------------------------------------------------
Susan B. Kerley              $5,933                  0                        0                      $48,200
---------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn           $5,933                  0                        0                      $46,850
---------------------------------------------------------------------------------------------------------------------

         As of January 31, 2002, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of any class of common stock of each of the Funds of the Company.


         As of January 31, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds of the Trust.


CODE OF ETHICS

         The Company, Trust, Manager, Subadvisor, and the Distributor have adopted a single Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Company and/or the Trust. A copy of the Code of Ethics is on public file with, and is available from, the SEC.


                 THE MANAGER, THE SUBADVISOR AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

         Pursuant to Management Agreements entered into by the Company dated November 21, 1997 and December 5, 2000 and by the Trust dated December 12, 2000, NYLIM, subject to the supervision of the Board Members and in conformity with the stated policies of each Fund, administers each Fund's business affairs and investment advisory responsibilities. NYLIM is a subsidiary of New York Life.


         The Board Members, including the Independent Board Members, approved a Management Agreement for all series of the Company (except the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund, and Eclipse Tax Free Bond Fund) and each series of the Trust at in-person meetings held on September 9, 1997 and October 20, 2000, respectively. In addition, the Board of Directors of the Company approved a Management Agreement for Core Bond Plus Fund, Mid Cap Core Fund, and Tax Free Bond Fund at an in-person meeting held on December 5, 2000. Each Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board Members or by a vote of a majority of the outstanding voting securities of the Company and the Trust (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Board Members who are not "interested persons" (as the term is defined in the 1940 Act) of the Company, the Trust or the Manager.


         Prior to December 29, 2000, the Company was managed by MainStay Management LLC and sub-advised by New York Life Investment Management Operating Company LLC ("NYLIMOC"), each an indirect subsidiary of New York Life. On October 19, 2000, the Directors of the Company (i) approved a Substitution Agreement which substituted NYLIM for MainStay Management LLC as Manager to the Company's Funds, and (ii) terminated NYLIMOC as the Subadvisor to the Trust.


         Prior to December 12, 2000 and since the inception of the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund, Towneley Capital Management, Inc. ("Towneley") served as investment adviser for such Funds. On December 12, 2000, Towneley sold certain segments of its portfolio management businesses including the business, operations and activities of Towneley relating to the provision of investment advisory services to certain institutional and private accounts and to these Funds, to NYLIM Holdings (the "Transaction"). As a result of the Transaction, NYLIM replaced Towneley as the investment adviser to the Eclipse Mid Cap Value Fund, Eclipse Small Cap Value Fund, Eclipse Ultra Short Term Income Fund and Eclipse Balanced Fund beginning December 12, 2000. The Transaction did not result in any increase in advisory fees for any of these Funds.



         The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Directors, Trustees or officers of the Company and/or the Trust to serve in the capacities in which they have been elected or appointed.

         Each Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.


         In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Know With Whom You're Investing," the Manager bears the following expenses:

         (a) the salaries and expenses of all personnel of the Company, the Trust and the Manager, except the fees and expenses of the Directors not affiliated with the Manager or the Subadvisor;

         (b) the fees to be paid to the Subadvisor pursuant to the Sub-Advisory Agreement; and

         (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Company, or the Trust, as the case may be.

         For its services, each Fund pays the Manager a monthly fee. (See the Prospectus, "Know With Whom You're Investing".)

         For the fiscal years ended October 31, 2001, October 31, 2000 and the ten month fiscal period of January 1, 1999 through October 31, 1999, the amount of the management fee paid by the Company's Funds to the Manager was as follows:

                                                                                    TEN MONTH PERIOD
                                     FISCAL YEAR ENDED        FISCAL YEAR ENDED           ENDED
                                      OCTOBER 31, 2001        OCTOBER 31, 2000       OCTOBER 31, 1999
                                      ----------------        ----------------       ----------------
Eclipse Growth Equity Fund             $ 6,362,048              $10,407,231              $7,314,578
Eclipse Value Equity Fund              $ 3,225,430              $ 5,947,686              $5,585,920
Eclipse Indexed Equity Fund            $ 4,980,100              $ 8,065,707              $6,695,784
Eclipse Mid Cap Core Fund*             $   164,377                      N/A                     N/A
Eclipse International Equity           $   624,258              $ 1,386,422              $1,013,499
Fund
Eclipse Bond Fund                      $ 1,089,192              $ 1,404,681              $1,156,712
Eclipse Core Bond Plus Fund*           $   127,536                      N/A                     N/A
Eclipse Indexed Bond Fund              $   539,365              $   697,265              $  662,306
Eclipse Short Term Bond Fund           $   192,828              $   198,919              $  264,919
Eclipse Tax Free Bond Fund*            $   105,738                      N/A                     N/A
Eclipse Money Market Fund              $ 2,207,046              $ 2,043,547              $1,470,982
Eclipse Asset Manager Fund             $ 3,415,626              $ 3,772,959              $2,927,643
Eclipse EAFE Index                     $   447,053              $   732,510              $  561,256

         For the fiscal period January 1, 2000 through December 12, 2000, and the fiscal year ended December 31, 1999, the amount of the management fee paid by the Trust's Funds to Towneley was as follows:

                                                     PERIOD
                                                JANUARY 1, 2000
                                              THROUGH DECEMBER 12,     FISCAL YEAR ENDED
                                                     2000              DECEMBER 31, 1999
                                              --------------------     -----------------
Eclipse Mid Cap Value Fund                       $   559,054             $   918,205
Eclipse Small Cap Value Fund                     $ 1,942,472             $ 2,183,901
Eclipse Ultra Short Term Income Fund (1)                 N/A                     N/A
Eclipse Balanced Fund                            $   460,857             $   673,283

--------------------------

(1) During the ten month period January 1, 2000 through December 12, 2000, and the fiscal year ended December 31, 1999, Towneley voluntarily waived fees for the Eclipse Ultra Short Term Income Fund totaling $32,290 and $25,543 respectively, (in each case, its entire fee) .

For the fiscal periods January 1, 2001 through October 31, 2001, and December 12, 2000 through December 31, 2000, the amount of the management fee paid by the Trust's Funds to NYLIM, in its capacity as Towneley's successor, was as follows:

                                                 FISCAL PERIOD            FISCAL PERIOD
                                                JANUARY 1, 2001         DECEMBER 12, 2000
                                                    THROUGH            THROUGH DECEMBER 31,
                                                OCTOBER 31, 2001              2000
                                                ----------------       --------------------
Eclipse Mid Cap Value Fund                        $   472,267               $30,263
Eclipse Small Cap Value Fund                      $ 1,175,953               $81,611
Eclipse Ultra Short Term Income Fund              $    25,020               $ 1,377
Eclipse Balanced Fund                             $   397,478               $25,092

         As of November 21, 1997, the Manager has limited certain of the Company's Funds' expenses. In connection with these voluntary expense limitations, the Manager assumed the following expenses for the fiscal years ended October 31, 2001, October 31, 2000 and the ten month period January 1, 1999 through October 31, 1999.

                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED    TEN MONTHS ENDED
                                     OCTOBER 31, 2001     OCTOBER 31, 2000    OCTOBER 31, 1999
                                     ----------------     ----------------    ----------------
Eclipse Growth Equity Fund               $    344,495         $        0         $          0
Eclipse Value Equity Fund                $    215,965         $        0         $          0
Eclipse Mid Cap Core Fund                $     52,591         $      N/A         $        N/A
Eclipse Indexed Equity Fund              $  2,670,952         $3,878,398         $  3,292,206
Eclipse International Equity Fund        $    122,977         $        0         $          0
Eclipse Bond Fund                        $    188,926         $  152,913         $    159,149
Eclipse Indexed Bond Fund                $    230,959         $  176,961         $    164,813
Eclipse Short Term Bond Fund             $    138,114         $  124,606         $    109,252
Eclipse Money Market Fund                $    481,676         $  292,200         $    343,743
Eclipse EAFE Index Fund                  $    234,335         $  262,388         $    223,379
Eclipse Core Bond Plus Fund              $     67,864         $      N/A         $        N/A
Eclipse Tax Free Bond Fund               $     47,145         $      N/A         $        N/A
Eclipse Asset Manager Fund               $    222,258         $        0         $          0

--------------------------

* Because the Mid Cap Core Fund, Core Bond Plus Fund and Tax Free Bond Fund each commenced investment operations on January 2, 2001, no fees were paid under any Management Agreement, on behalf of these Funds, prior to that date.

         As of December 12, 2000, the Manager has undertaken to limit the total expenses of each series of the Trust to that of the twelve months ended December 31, 2000, to the extent that such caps on expenses do not limit increases in transfer agency expenses incurred by the Funds in accordance with the transfer agency arrangements in effect for these Funds prior to December 12, 2000. In connection with these voluntary expenses limitations, the Manager assumed the following expenses for the Trust's Funds for the tenth month period January 1, 2001 through October 31, 2001, and December 12, 2000 through December 31, 2000:

                                                 FISCAL PERIOD
                                                JANUARY 1, 2001      FISCAL PERIOD DECEMBER
                                                    THROUGH             12, 2000 THROUGH
                                                OCTOBER 31, 2001        DECEMBER 31, 2000
                                                ----------------     -----------------------
Eclipse Mid Cap Value Fund                        $    18,116             $         0
Eclipse Ultra Short Term Income Fund              $    70,221             $     3,333
Eclipse Balanced Fund                             $    13,108             $         0

SUB-ADVISORY AGREEMENT

         Pursuant to the Sub-Advisory Agreements between NYLIM, the Manager, and MacKay Shields, the Subadvisor, regarding the Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Growth Equity Fund, Eclipse International Equity Fund, Eclipse Short Term Bond Fund, Eclipse Tax Free Bond Fund and Eclipse Value Equity Fund, and subject to the supervision of the Board and the Manager in conformity with the stated policies of each of the Funds of the Company and the Trust, the Subadvisor manages such Funds' portfolios, including the purchase, retention, disposition and loan of

\
securities. As compensation for service, the Manager, not the Funds, pays the Subadvisor a monthly fee calculated on the basis of each of the following Fund's average daily net assets at the following annual rates:

                                     PERCENTAGE OF AVERAGE
            FUND                        DAILY NET ASSETS
-----------------------------        ---------------------
Eclipse Growth Equity Fund                    0.25%
Eclipse Value Equity Fund                     0.25%
Eclipse International Equity Fund             0.35%
Eclipse Bond Fund                             0.20%
Eclipse Core Bond Plus Fund                   0.30%
Eclipse Short Term Bond Fund                  0.15%
Eclipse Tax Free Bond Fund                    0.25%

         The Directors, including the Independent Directors, approved the Sub-Advisory Agreements at in-person meetings held September 9, 1997 and December 5, 2000. The Sub-Advisory Agreements remained in effect for two years following their respective effective dates, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case by a majority of the Directors who are not "interested persons" of the Company, the Manager, or the Subadvisor (as the term is defined in the 1940 Act). Prior to January 2, 2001, the Eclipse EAFE Index Fund, the Eclipse Indexed Bond Fund, the Eclipse Indexed Equity Fund and the Eclipse Asset Manager Fund were sub-advised by Monitor Capital Advisors ("Monitor") and the Eclipse Money Market Fund was sub-advised by New York Life Investment Management Operating Company ("NYLIMOC"). On January 2, 2001, NYLIM replaced Monitor and NYLIMOC pursuant to a substitution agreement and these Funds since that date have been advised by NYLIM directly, without a Subadvisor.

         The Subadvisor has authorized any of its directors, officers and employees who have been elected or appointed as Directors or officers of the Company or Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Subadvisor bears the salaries and expenses of all of its personnel.

         The Sub-Advisory Agreements provide that the Subadvisor shall not be liable to a Fund for any error of judgment by the Subadvisor or for any loss sustained by a Fund except in the case of the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

         For the fiscal years ended October 31, 2001, October 31, 2000 and the ten month period January 1, 1999 through October 31, 1999, the amount of the Sub-Advisory fees paid by the Manager to MacKay Shields, NYLIMOC, or Monitor, if applicable, was as follows:

                                        FISCAL YEAR           FISCAL YEAR           TEN MONTH
                                           ENDED                 ENDED                ENDED
            FUND                     OCTOBER 31, 2001     OCTOBER 31, 2000(4)   OCTOBER 31, 1999
-----------------------------        ----------------     -------------------   ----------------

Eclipse Growth Equity Fund             $ 1,871,191            $3,060,950           $ 2,151,346
Eclipse Value Equity Fund              $   948,656            $1,749,319           $ 1,642,918
Eclipse Indexed Equity Fund(1)(2)              N/A            $1,613,141           $ 1,339,157*
Eclipse International Equity Fund      $   257,047            $  570,880           $   417,323
Eclipse Bond Fund                      $   290,451            $  374,581           $   308,456
Eclipse Core Bond Plus Fund(3)         $    63,768                   N/A                   N/A
Eclipse Indexed Bond Fund(1)                   N/A            $  139,453           $   132,461
Eclipse Short Term Bond Fund           $    48,207            $   49,730           $    66,230
Eclipse Tax Free Bond Fund(3)          $    52,869                   N/A                   N/A
Eclipse Money Market Fund(1)                   N/A            $  408,709           $   294,196
Eclipse Asset Manager Fund(1)                  N/A            $  870,683           $   675,610
Eclipse EAFE Index Fund(1)                     N/A            $  115,660           $    88,619

---------

(1) This Fund was managed directly by NYLIM in its capacity as Manager during the fiscal year ended October 31, 2001, and paid no Sub-Advisory fees during that period.

(2) For the fiscal year October 31, 2000 and the ten month fiscal period of January 1, 1999 through October 31, 1999, the Subadvisor for the Eclipse Indexed Equity Fund waived or reimbursed fees in the amounts of $806,571 and $669,578, respectively.

(3) The Eclipse Core Bond Plus Fund and Eclipse Tax Free Bond Fund commenced investment operations on January 2, 2001.

(4) For the period November 1, 2000 through December 31, 2000, for the Eclipse Indexed Bond Fund, Eclipse Asset Manager Fund, Eclipse Indexed Equity Fund and Eclipse EAFE Index Fund, the Manager paid Sub-Advisory fees to Monitor in the amount of $23,857, $142,971, $124,337 and $17,100, respectively. During that period, the Manager paid Sub-Advisory fees to NYLIMOC in the amount of $64,677.

SUB-ADMINISTRATION AGREEMENT

         Prior to April 1, 2000 the Manager had delegated certain of its administrative responsibilities to New York Life pursuant to a Sub-Administration Agreement between the Manager and New York Life. Under the Sub-Administration Agreement, among other things, New York Life responded to shareholder inquiries and prepared shareholder reports. For these services, the Manager paid a percentage of its management fee to New York Life, calculated on the basis of each Fund's average daily net assets at the annual rates set forth below.

                                     PERCENTAGE OF AVERAGE
             FUND                       DAILY NET ASSETS
-----------------------------        ---------------------
Eclipse Growth Equity Fund                    0.50%
Eclipse Value Equity Fund                     0.50%
Eclipse Indexed Equity Fund                   0.30%
Eclipse International Equity Fund             0.40%
Eclipse Bond Fund                             0.45%
Eclipse Indexed Bond Fund                     0.30%
Eclipse Short Term Bond Fund                  0.35%
Eclipse Money Market Fund                     0.30%
Eclipse Asset Manager Fund                    0.40%
Eclipse EAFE Index Fund                       0.70%

         Until April 1, 2000, the Manager paid the sub-administration fee to New York Life. For the period November 1, 1999 through March 31, 2000 and the ten month period ended October 31, 1999, the amount of the administration fee paid directly to the Manager and waived and/or reimbursed for each Fund was as follows:

                                              NOVEMBER 1, 1999 THROUGH                                TEN MONTH
                                                   MARCH 31, 2000                           PERIOD ENDED OCTOBER 31, 1999
                                      ---------------------------------------          --------------------------------------
                                                             ADMINISTRATION                                   ADMINISTRATION
                                                               FEE WAIVED                                       FEE WAIVED
                                      ADMINISTRATION             AND/OR                ADMINISTRATION             AND/OR
           FUND(3)                       FEE PAID              REIMBURSED                 FEE PAID              REIMBURSED
----------------------------          --------------         ---------------           --------------         ---------------

Eclipse Growth Equity Fund              $2,473,089                    N/A(1)             $5,163,231                    N/A(1)
Eclipse Value Equity Fund               $1,468,276                    N/A(1)             $3,943,002                    N/A(1)
Eclipse Indexed Equity Fund             $2,904,805             $2,123,232(3)             $5,356,627             $3,292,206(2)
Eclipse International Equity Fund       $  386,375                    N/A(1)               $596,176                    N/A(1)
Eclipse Bond Fund                       $  338,633             $   79,665                  $848,255               $159,149
Eclipse Indexed Bond Fund               $  179,397             $   82,365                  $529,845               $164,813
Eclipse Short Term Bond Fund            $   48,117             $   57,385                  $198,689               $109,252
Eclipse Money Market Fund               $  508,293             $  107,548                $1,176,788               $343,743
Eclipse Asset Manager Fund              $  939,219                    N/A(1)             $2,252,033                    N/A(1)
Eclipse EAFE Index Fund                 $  219,875             $  132,238                  $472,637                $36,690


(1)      Fund had no expense limitation during period.

(2)      New York Life assumed $2,622,628.

(3)      Mainstay Management LLC (the predecessor to NYLIM) assumed $1,316,661.

DISTRIBUTION AGREEMENT

         NYLIFE Distributors, Inc., a corporation organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement, dated January 1, 1994. Prior to that time, NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliated company, had acted as principal underwriter. NYLIFE Securities sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company or the Trust under the Distribution Agreement.

         The shares of each Fund are offered continuously, although each Fund reserves the right to suspend or terminate such offering at any time. The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Board Members at meetings held on February 27, 2001.

         The Distribution Agreement is subject to annual approval by the Boards. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Board Members upon 60 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon 60 days' written notice to the Company and/or Trust. The Distribution Agreement will terminate in the event of its assignment.

SHAREHOLDER SERVICES PLAN; SERVICE FEES

         The Company has adopted a Shareholder Services Plan with respect to the Service Class of certain Funds (as set forth in the Prospectus). Under the terms of the Plan, each Fund that offers Service Class shares is authorized to pay to NYLIM, as compensation for services rendered by NYLIM, its affiliates or independent third-party service providers, for providing services to shareholders of the Service Class shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.25% on an annual basis of the average daily net assets.

         Under the terms of the Shareholder Services Plan, each covered Fund may pay to service agents "service fees" as that term is defined in the rules of the National Association of Securities Dealers for services provided to shareholders of the Service Class of these Fund. These fees are for personal services, including assistance in establishing and maintaining shareholder accounts and assisting shareholders that have questions or other needs relating to their accounts.

         The Plan provides that it may not be amended to materially increase the costs which holders of Service Class of a Fund may bear under the Plan without the approval of a majority of both (i) the Board and (ii) the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments, and by a majority of the outstanding voting securities as defined in the 1940 Act for the Service Class of each covered Fund.

         The Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Directors. The Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Directors and Independent Trustees. The Plan was last approved by the Directors, including the Independent Directors, at a meeting held February 27, 2001. The Plan was originally approved by the Directors, including the Independent Directors, at a meeting held on September 13, 1994 and amendments to the Plan were approved by the Directors at meetings held on March 4, 1997 and December 7, 1999.

         The Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

                            PURCHASES AND REDEMPTIONS

         Purchases and redemptions are discussed in the Prospectus under the heading "Shareholder Guide," and that information is incorporated herein by reference.

         Certain clients of the Manager and the Subadvisor may purchase shares of a Fund with liquid assets with a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on a bona fide domestic or foreign exchange and which would be eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions). These transactions will be effected only if the Fund's Manager or Subadvisor intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of the purchase. The Fund reserves the right to amend or terminate this practice at any time.

         The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading. (See "Net Asset Value" below.) Shares of each Fund are redeemable at net asset value, at the option of the Fund's shareholders.

         The Company reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of one or more of the Funds not reasonably practicable.

         For shares of the Company's Funds redeemed within any 90-day period, each Fund reserves the right to pay the shareholder a maximum of $250,000 in cash, or cash equal to 1% of the Fund's net assets, whichever is less. To protect the remaining shareholders in the Fund, anything redeemed above this amount may not be paid in cash, but could be paid entirely, or in part, in the same kinds of securities held by the Fund. These securities would be valued at the same value that was assigned to them in calculating the net asset value of the shares redeemed. Even though it is highly unlikely that shares would ever actually be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed to you, should such a distribution occur.

         The Trust has filed a formal election with the SEC pursuant to which the Trust will only effect a redemption in portfolio securities if the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities would be made. Payment of the redemption price for the shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the net asset value per share of the particular Fund), or partly in cash and partly in portfolio securities. Payments will be made in cash unless the Trustees determine that making cash payments would be detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable.

         Certain of the Funds have entered into a committed line of credit with The Bank of New York, as agent, and various other lenders, from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Manager or the Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Directors and Trustees may determine, the Manager and the Subadvisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

         NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or the Subadvisor may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Manager or the Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to Eclipse or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisor be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of Eclipse and the Manager's or the Subadvisor's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisor for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by Eclipse, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisor's clients and not solely or necessarily for the benefit of Eclipse. The Manager's or the Subadvisor's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.

         In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Manager or the Subadvisor. Investment decisions for a Fund and for the Manager's or the Subadvisor's other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Eclipse believes that over time its ability to participate in volume transactions will produce better executions for the Funds.


         The management fees paid by Eclipse Funds, on behalf of each Fund, to the Manager and the Sub-Advisory fee that the Manager pays, on behalf of certain Funds, to the Subadvisor will not be reduced as a consequence of the Manager's or the Subadvisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Manager and the Subadvisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisor in carrying out their obligations to the Funds.

         For the fiscal years ended October 31, 2001 and October 31, 2000 and the ten months fiscal period of January 1, 1999 through October 31, 1999, each of the Company's Funds* paid brokerage commissions as follows:

                                                 TOTAL BROKERAGE                              TOTAL BROKERAGE COMMISSIONS
                                                 COMMISSIONS PAID                              PAID TO AFFILIATED PERSONS
                              --------------------------------------------------      -------------------------------------------
                               FISCAL YEAR       FISCAL YEAR         TEN MONTHS         FISCAL           FISCAL        TEN MONTHS
                                  ENDED             ENDED               ENDED         YEAR ENDED       YEAR ENDED         ENDED
                               OCTOBER 31,       OCTOBER 31,         OCTOBER 31,        OCTOBER         OCTOBER        OCTOBER 31,
                                  2001              2000                1999           31, 2001         31, 2000          1999
                              -------------   ---------------      -------------      -----------      ----------      ----------
Eclipse Growth Equity         $   658,636     $     1,011,726      $     491,121           0                0(0%)(1)        0(0%)(1)
Fund.....................

Eclipse Value Equity              975,559           2,420,779          1,556,063           0                0(0%)(1)        0(0%)(1)
Fund.....................

Eclipse Indexed Equity             62,354             116,810            171,747           0                0(0%)(1)        0(0%)(1)
Fund.....................

Eclipse International             252,632             398,202            325,822           0                0(0%)(1)        0(0%)(1)
Equity Fund..............

Eclipse Asset Manager             109,224             340,504             10,104           0                0(0%)(1)        0(0%)(1)
Fund.....................

Eclipse EAFE Index Fund..           9,812              40,747             56,634           0                0(0%)(1)        0(0%)(1)

Eclipse Mid Cap Core Fund          83,105                 N/A                N/A           0                N/A             N/A

                                                                                           TOTAL BROKERAGE COMMISSIONS
                                       TOTAL AMOUNT OF TRANSACTIONS                              PAID TO BROKERS
                                          WHERE COMMISSIONS PAID                              WHO PROVIDED RESEARCH
                            --------------------------------------------------   -------------------------------------------------
                              FISCAL YEAR      FISCAL YEAR       TEN MONTHS       FISCAL YEAR      FISCAL YEAR       TEN MONTHS
                                 ENDED            ENDED            ENDED             ENDED            ENDED            ENDED
                              OCTOBER 31,      OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      OCTOBER 31,        OCTOBER
                                 2001             2000              1999             2001             2000            31, 1999
                            -------------      -------------    --------------   -------------    --------------    --------------
Eclipse Growth Equity       $548,673,330        $833,729,591      $440,538,560      $190,757            $821,758          $491,121
Fund...................

Eclipse Value Equity        665,795,256        1,292,075,860        10,608,991       368,892           2,363,672         1,556,063
Fund...................

Eclipse Indexed Equity       60,490,133          156,188,531       207,061,153        18,056              25,321               N/A
Fund...................

Eclipse Mid Cap Core                                     N/A               N/A        81,062                 N/A               N/A
Fund...................      74,176,789

Eclipse International        76,729,350          119,412,935        95,050,660        56,010             285,533           325,822
Equity Fund............

Eclipse Asset Manager        77,332,545          224,998,527        10,528,527        30,433              81,685               N/A
Fund...................

Eclipse EAFE Index Fund       7,466,024           18,913,527        32,365,794           N/A                 N/A               N/A

-------------------------

* The Eclipse Bond Fund, Eclipse Core Bond Plus Fund, Eclipse Indexed Bond Fund, Eclipse Money Market Fund, Eclipse Short Term Bond Fund, and Eclipse Tax Free Bond Fund paid no brokerage commissions during the reported periods. In addition, because the Eclipse Mid Cap Core Fund began operations on January 2, 2001, that Fund paid no brokerage commissions during the fiscal year ended October 31, 2000 or the ten month fiscal period of January 1, 1999 through October 31, 1999.

(1)      Percent of total commissions paid.

For the period January 1, 2000 through December 12, 2000, and the fiscal year ended December 31, 1999, each of the Trust's Funds paid brokerage commissions to Towneley as follows:

                                      TOTAL AMOUNT OF TRANSACTION WHERE                        TOTAL BROKERAGE
                                               COMMISSIONS PAID                                COMMISSIONS PAID
                                  -----------------------------------------       ----------------------------------------
                                       FISCAL                   FISCAL                 FISCAL                  FISCAL
                                       PERIOD                    YEAR                  PERIOD                   YEAR
                                        ENDED                   ENDED                   ENDED                  ENDED
                                  DECEMBER 12, 2000       DECEMBER 31, 1999       DECEMBER 12, 2000      DECEMBER 31, 1999
                                  -----------------       -----------------       -----------------      -----------------
Eclipse Mid Cap Value              137,641,665             $  126,202,558              $194,884              $190,381
Fund(1)...............

Eclipse Small Cap Value            251,174,313                193,773,912               665,167               494,637
Fund(2)...............

Eclipse Ultra Short Term                   N/A                        N/A                   N/A                   N/A
Income Fund(3)........

Eclipse Balanced Fund(4)            77,938,591                 71,514,631               112,578               109,621


(1) Of these amounts, $180,260 in brokerage commissions with respect to portfolio transactions aggregating $120,079,494 was placed with brokers or dealers who provide research and investment services.

(2) Of these amounts, $346,490 in brokerage commissions with respect to portfolio transactions aggregating $130,818,889 was placed with brokers or dealers who provide research and investment services.

(3) The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Term Income Fund for the fiscal period ended December 12, 2000 or for the fiscal year ended December 31, 1999.

(4) Of these amounts, $102,495 in brokerage commissions with respect to portfolio transactions aggregating $66,165,159 was placed with brokers or dealers who provide research and investment services.

For the period December 12, 2000 through December 31, 2000, none of the Funds paid any brokerage commissions to NYLIM. For the fiscal period January 1, 2001 through October 31, 2001, each of the Trust's Funds paid brokerage commissions to unaffiliated brokers as follows:

                                     TOTAL AMOUNT OF         TOTAL BROKERAGE
                                   TRANSACTION WHERE         COMMISSIONS PAID
                                  COMMISSIONS PAID FOR      FOR THE TEN MONTH
                                  THE TEN MONTH FISCAL         FISCAL PERIOD
                                 PERIOD JANUARY 1, 2001       JANUARY 1, 2001
                                     THROUGH                      THROUGH
                                   OCTOBER 31, 2001          OCTOBER 31, 2001
                                 ----------------------    -------------------
Eclipse Mid Cap Value              $75,387,227             $      121,783
Fund(1)...............

Eclipse Small Cap Value            193,201,990                    522,605
Fund(2)...............

Eclipse Ultra Short Term                   N/A                        N/A
Income Fund(3)........

Eclipse Balanced Fund(4)            50,529,901                     77,331

---------------------

(1) Of these amounts, $102,020 in brokerage commissions with respect to portfolio transactions aggregating $58,668,997 was placed with brokers or dealers who provide research and investment services.

(2) Of these amounts, $358,822 in brokerage commissions with respect to portfolio transactions aggregating $119,600,333 was placed with brokers or dealers who provide research and investment services.

(3) The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Term Income Fund ten month fiscal period ended October 31, 2001.

(4) Of these amounts, $66,048 in brokerage commissions with respect to portfolio transactions aggregating $40,903,678 was placed with brokers or dealers who provide research and investment services.

         As of year end 2001, the following Funds held securities in issuers with whose broker-dealer subsidiaries or affiliates the Funds regularly conduct business:

                 FUNDS                                BROKER-DEALER                MARKET VALUE
                 -----                                -------------                ------------
Eclipse Value Equity Fund                Goldman Sachs Group, Inc.                   $2,477,672
                                         Merrill Lynch & Co., Inc.                    1,359,381
Eclipse Indexed Equity Fund              Morgan Stanley Dean Witter & Co.             3,606,383
                                         Bear Stearns Cos., Inc.                        382,968
                                         Charles Schwab Corp.                         1,182,809
                                         Lehman Brothers Holdings Inc.                1,016,349
                                         Merrill Lynch & Co., Inc.                    2,431,500
Eclipse Mid Cap Core Fund                Bear Stearns Cos., Inc.                         50,382
Eclipse Mid Cap Value Fund               Bear Stearns Cos., Inc.                        534,438
                                         Lehman Brothers Holdings, Inc.                 243,594
Eclipse Small Cap Value Fund             Bear Stearns Cos., Inc.                        155,304
Eclipse Indexed Bond Fund                Salomon Smith Barney Holdings Inc.             544,814

Eclipse Ultra Short Term Income Fund     Merrill Lynch & Co., Inc.                      207,236
Eclipse Money Market Fund                Credit Suisse First Boston, Inc.             8,792,862
                                         Goldman Sachs Group, Inc.`                  11,982,593
                                         Salomon Smith Barney Holdings, Inc.         14,968,933
Eclipse Asset Manager Fund               Bear Stearns Cos., Inc.                        529,891
                                         Morgan Stanley Dean Witter & Co.             1,142,820
                                         Bear Stearns Cos., Inc.                        120,096
                                         Charles Schwab Corp.                           373,997
                                         Jefferies Group, Inc.                           31,843
                                         Lehman Brothers Holdings Inc.                  321,169
                                         Merrill Lynch & Co. Inc.                       770,476
                                         Raymond James Financial, Inc.                   52,059
Eclipse Balanced Fund                    Lehman Brothers Holdings Inc.                  386,627
                                         Merrill Lynch & Co., Inc.                      756,311
                                         Bear Stearns Cos, Inc.                        145, 908
                                         Lehman Brothers Holdings Inc.                  281,070


         A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

         The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

         Eclipse determines the net asset value per share ("NAV") of each class of each Fund on each day the New York Stock Exchange (the "NYSE") is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 p.m., Eastern time) for each class of shares of each Fund (except the Eclipse Money Market Fund, which is determined at noon, New York City time), by dividing the current market value (amortized cost, in the case of the Eclipse Money Market Fund) of the total assets attributable to a class, less liabilities attributable to that class, by the total number of shares of that class that are issued and outstanding.

         HOW PORTFOLIO SECURITIES ARE VALUED

         Portfolio securities of the Money Market Fund are valued at their amortized cost (in accordance with the Company's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

         Portfolio securities of each of the other Funds are valued:

                  (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the Exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);

                  (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

                  (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

                  (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the NYSE;

                  (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

                  (f) by appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

                  (g) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against US dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Company and the Trust recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Company and Trust are informed on or after the ex-dividend date.


         A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The Subadvisor, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in US or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company or Trust, as the case may be. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                                 TAX INFORMATION

         While it is anticipated that many shareholders of the Funds will be tax-exempt institutions, the following discussion may be of general interest to these shareholders as well as for those shareholders of the Funds who do not have tax-exempt status. Although the discussion below refers in certain instances to distributions and other transactions as being taxable to a shareholder, tax-exempt shareholders will, of course, not be taxed to the extent provided by applicable tax exemptions. The discussion herein relating to taxes is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult tax advisers regarding investment in a Fund.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and elects, it generally will not be subject to Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest, and the excess, if any, of net short term capital gains over net long-term capital losses) and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

         Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

         To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary taxable income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

         If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

         A Fund's deduction for interest expense may be restricted where the Fund invests in obligations the interest on which is exempt in whole or in part from Federal income tax.

         Distributions of investment company taxable income generally are characterized as ordinary income. If a Fund's income consists in whole or in part of dividends paid by U.S. corporations, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund or the underlying company paying dividends to a Fund are treated as debt-financed under the Code and is eliminated if applicable holding period requirements are not met. In addition, dividends (including the deducted portion) are includable in the corporate shareholder's alternative minimum taxable income. The alternative minimum tax and environmental tax applicable to corporations may reduce the value of the dividends-received deduction.

         Distributions of a Fund's net capital gains, if any, designated by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Net capital gains from assets held for one year or less will be taxed as ordinary income. Capital gain distributions will not be eligible for the dividends-received deduction. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

         Distributions by a Fund (other than the Eclipse Money Market Fund) reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending generally upon his basis in his shares. An exchange of shares of one Fund for shares of another is treated as a redemption of the shares of the first Fund and a purchase of the shares of the second Fund. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares.

         Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

         Income received by a Fund from sources within a foreign country may be subject to withholding and other income or similar taxes imposed by that country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to the Funds' current investment policies and practices, only the Eclipse EAFE Index Fund and the Eclipse International Equity Fund are expected to invest in foreign securities sufficient in amount to be eligible to permit this election to be made. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as United States source income.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). Pursuant to the Funds' current investment policies and practices, the Eclipse EAFE Index Fund, Eclipse International Equity Fund, Eclipse Asset Manager Fund and Eclipse Indexed Bond Fund may invest in shares of foreign corporations. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         A Fund may invest in municipal bonds or obligations issued or guaranteed by a state, the interest on which may be exempt from Federal income tax. It is expected that shareholders will be subject to tax on dividends distributed by a Fund (other than the Eclipse Tax Free Bond Fund) that are derived from tax-exempt interest income.

         Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security acquired after April 30, 1993 or any taxable debt security acquired prior to May 1, 1993 having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         If a Fund holds zero coupons bonds in its portfolio it will recognize income currently for Federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally will be required to distribute dividends representing such income to shareholders currently, even through funds representing such income have not been received by the Fund.

         Certain of the options, futures contracts, and forward contracts in which the Funds may invest may be "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss. These contracts also may be marked-to-market at other times during the year under rules prescribed pursuant to the Code.

         The transactions undertaken by the Funds involving options, futures and forward contracts may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of transactions involving options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service ("IRS") might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The Funds intend to monitor developments in this area.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts, and swaps.

         Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

         Each Fund is required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distribution and redemption proceeds generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

         Eclipse funds may, from time to time, include the yield and effective yield of the Eclipse Money Market Fund, the yield of the other Funds or Classes, and the total return of all Funds or Classes in advertisements, sales literature, or reports to shareholders or prospective investors. Due to the deduction of the shareholder service fee, performance of the Service Class of each Fund will be lower than the performance of the No-Load Class of the Funds.

         Certain Funds began offering Service Class shares on January 1, 1995. Thus, the performance figures for Service Class shares prior to that date have been calculated based on the historical performance of the Funds' No-Load Class shares from inception through December 31, 1994, except for the Eclipse International Equity Fund, which began offering both classes of shares on January 1, 1995. Performance data for the Eclipse International Equity Fund includes the historical performance of the Fund's predecessor separate account from its inception up to December 31, 1994.


         YIELD. Quotations of "yield" for the Funds (other than the Eclipse Money Market Fund) will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/cd + 1)6 - 1]

where a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 2001, the yield of each of the following Funds was:


                  FUND                 NO-LOAD CLASS            SERVICE CLASS
                  ----                 -------------            -------------
Bond Fund                                 4.49%                     4.24%
Core Bond Plus Fund                       5.25%                        N/A
Indexed Bond Fund                         4.50%                     4.26%
High Yield Corporate Bond Fund            8.12                      7.78
Short Tern Bond Fund                      2.63%                     2.38%
Tax Free Bond Fund                        4.35%                        N/A
Ultra Short Term Income Fund              3.29%                        N/A


         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Eclipse Ultra Short Term Income Fund or by the Eclipse Balanced Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Current yield for the Eclipse Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period

(the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Eclipse Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


             Effective Yield = [(Base Period Return + 1) (365/7) ] - 1

         The current and effective seven-day average yields as of October 31, 2001 for the Eclipse Money Market Fund were 2.41% and 2.44%, respectively, for the No-Load Class, and were 2.16% and 2.18%, respectively, for the Service Class. Had certain expenses not been assumed by the Manager, these yields would have been 2.16% and 2.19%, respectively, for the No-Load Class, and 1.91% and 1.93%, respectively, for the Service Class.

         AVERAGE ANNUAL TOTAL RETURN. The "average annual total return" figure for a Fund shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Quotations of average annual total return for a Fund are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or Class over certain periods calculated pursuant to the following formula:


                          P(1 + T) (n) = ERV

            where P      =  a hypothetical initial payment of $1,000,

            T            =  the total return for the period,

            (n)          =  the number of periods, and

            ERV          =  the ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the period assuming reinvestment of all dividends and distributions).

         Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Fund or Class expenses on an annual basis, reflect fee waivers or reimbursements in effect for each period and assume that all dividends and distributions are reinvested when paid.

         The average annual total return of the Company's Funds for the one-year, five-year, and ten-year periods ended October 31, 2001 and since inception were as follows:


                                      ONE YEAR      FIVE YEARS     TEN YEARS
                                        ENDED          ENDED         ENDED
                                       OCTOBER        OCTOBER       OCTOBER      SINCE
              FUND                    31, 2001       31, 2001      31, 2001    INCEPTION
              ----                    --------       --------      --------    ---------
Eclipse Growth Equity Fund
  No-Load Class (1).............       -38.34%         6.52%        10.39%        14.22%
  Service Class(2)..............       -38.49%         6.27%        10.20%        14.04%

Eclipse Value Equity Fund
  No-Load Class (1).............        -7.29%         6.06%        11.15%        13.14%
  Service Class(2)..............        -7.54%         5.78%        10.97%        12.97%

Eclipse Indexed Equity Fund
  No-Load Class (1).............       -24.90%         9.90%        12.42%        13.43%
  Service Class(2)..............       -25.10%         9.62%        12.24%        13.26%

Eclipse Mid Cap Core Fund(4)
  No-Load Class.................          N/A            N/A           N/A       -15.90%

Eclipse  International  Equity
Fund (5)
  No-Load Class (3).............       -16.49%         2.58%          N/A         5.71%
  Service Class(3)..............       -16.61%         2.29%          N/A         5.48%

Eclipse Bond Fund
  No-Load Class (1).............        14.06%         7.07%        7.04%         7.44%
  Service Class(2)..............        13.87%         6.81%        6.86%         7.28%

Eclipse Core Bond Plus Fund(4)
  No-Load Class.................          N/A            N/A          N/A         7.95%

Eclipse Indexed Bond Fund
  No-Load Class (1).............        13.44%         7.31%        7.26%         7.65%
  Service Class(2)..............        13.21%         7.04%        7.10%         7.50%

Eclipse Short Term Bond Fund
  No-Load Class (1).............        10.68%         6.39%        6.02%         6.36%
  Service Class(2)..............        10.46%         6.12%        5.84%         6.19%

Eclipse Tax Free Bond Fund(4)
  No-Load Class.................          N/A            N/A          N/A         6.45%

Eclipse Money Market Fund
  No-Load Class.................         4.67%         5.20%        4.71%         4.82%
  Service Class.................         4.41%         4.94%        4.54%         4.66%

Eclipse Asset Manager Fund                                                       11.26%
    No-Load Class (1)...........       -12.12%        10.62%       10.95%
  Service Class(2)..............       -12.36%        10.33%       10.77%        11.10%

Eclipse EAFE Index Fund
  No-Load Class (1).............       -25.84%        -0.28%        2.93%         3.72%
  Service Class (2).............       -26.20%        -0.53%        2.74%         3.54%

----------

(1)      The inception date of these No-Load Class shares is 1/2/91.

(2) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Funds' inception (1/2/91) up to 12/31/94.

(3)      The inception date of the International Equity Fund shares is 1/1/95.

(4) Because the Eclipse Core Bond Plus Fund, Eclipse Mid Cap Core Fund and Eclipse Tax Free Bond Fund did not commence operations until January 2, 2001, they do not have performance history for periods prior to that date.


(5) Performance figures include the historical performance of the Separate Account for the period prior to commencement of operations of the International Equity Fund on January 1, 1995. MacKay Shields LLC, the current Subadvisor to the International Equity Fund, served as investment adviser to the Separate Account, and the objectives, policies, restrictions, guidelines and management styles of the Separate Account were materially equivalent to those of the International Equity Fund. Performance figures for the period prior to January 1, 1995, have been calculated by measuring the change in value of a unit in the Separate Account from the time period indicated to January 1, 1995 using the expense structure of the Separate Account, which generally was higher than the expense structure of the Fund. The Separate Account was registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, its performance may have been adversely affected. The International Equity Fund's predecessor Separate Account commenced operations on July 31, 1992.

The following are average annual total return and principal only performance for the indicated time periods for the Trust's Funds.

                                     ONE YEAR               FIVE YEARS              INCEPTION
ECLIPSE ULTRA SHORT                   ENDED                   ENDED            (DECEMBER 27,1994)
TERM INCOME FUND:                OCTOBER 31, 2001        OCTOBER 31, 2001      TO OCTOBER 31, 2001
-----------------                ----------------        ----------------      -------------------
Average Annual
Compounded Total Return              8.05%                  6.10%                   6.26%

                                     ONE YEAR               FIVE YEARS             TEN YEARS
ECLIPSE BALANCED                      ENDED                   ENDED                 ENDED
FUND:                            OCTOBER 31, 2001        OCTOBER 31, 2001      TO OCTOBER 31, 2001
----------------                 ----------------        ----------------      -------------------
Average Annual
Compounded Total Return                5.52%                  9.28%                10.43%


                                    ONE YEAR               FIVE YEARS               INCEPTION
ECLIPSE MID CAP VALUE                ENDED                   ENDED             (DECEMBER 27, 1994)
FUND:                           OCTOBER 31, 2001        OCTOBER 31, 2001       TO OCTOBER 31, 2001
---------------------           ----------------        ----------------       -------------------
Average Annual
Compounded Total Return              -2.36%                 10.06%                 13.02%

                                   ONE YEAR               FIVE YEARS              TEN YEARS
ECLIPSE SMALL CAP                   ENDED                   ENDED                  ENDED
VALUE FUND:                     OCTOBER 31, 2001        OCTOBER 31, 2001       TO OCTOBER 31, 2001
-----------------               ----------------        ----------------       -------------------
Average Annual Compounded
Total Return                         0.00%                  7.67%                  9.79%


         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). Quotations of average annual total return (after taxes on distributions) are expressed in terms of the average annual compounded rates of return over the 1-, 5- and 10-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:

         P(1+T)(n) = ATV(D)

         Where:

         P   = a hypothetical initial payment of $1,000.

         T   = average annual total return (after taxes on distributions).

         (n) = number of years.

         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). Quotations of average annual total return (after taxes on distributions and redemption) are expressed in terms of the average annual compounded rates of return over the 1-, 5- and 10-year periods and since each Fund commenced its investment operations that would equate the initial $1,000 investment according to the following formula:


         P(1 + T)(n) = ATV(DR)

         Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n = number of years.

   ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         The average annual total returns (after taxes on distributions and after taxes on distributions and redemption of Fund shares) of the Funds for the one-, five- and ten-year periods ended October 31, 2001 and since inception were as follows:


                    As of 10/31/01                                   RETURN AFTER TAXES ON DISTRIBUTIONS
                                                        --------------------------------------------------------------
                                                                                                            SINCE
                      FUND NAME                             1 YEAR         5 YEARS         10 YEARS       INCEPTION
------------------------------------------------------- --------------- --------------- --------------- --------------
Eclipse Asset Manager                                       -15.28%           7.10%          7.80%            8.35%
Eclipse Asset Manager Service Class                         -15.44%           6.91%          7.68%            8.24%

Eclipse Balanced                                              4.41%           6.42%          8.14%            8.04%

Eclipse Bond                                                 10.79%           4.47%          4.08%            4.71%
Eclipse Bond Service Class                                   10.73%           4.32%          3.96%            4.59%

Eclipse Core Bond Plus                                        N/A              N/A            N/A             7.18%

Eclipse EAFE Index                                          -26.40%          -2.41%          1.59%            2.47%
Eclipse EAFE Index Service Class                            -26.78%          -2.62%          1.43%            2.32%

Eclipse Growth Equity                                       -40.05%           4.71%          8.42%           12.34%
Eclipse Growth Equity Service Class                         -40.22%           4.44%          8.22%           12.16%

Eclipse Indexed Bond                                          9.86%           4.42%          4.49%            5.09%
Eclipse Indexed Bond Service Class                            9.77%           4.26%          4.39%            5.00%

Eclipse Indexed Equity                                      -26.25%           8.50%         11.06%           12.17%
Eclipse Indexed Equity Service Class                        -26.37%           8.31%         10.93%           12.04%

Eclipse International Equity                                -18.07%           0.31%         N/A               2.65%
Eclipse International Equity Service Class                  -18.21%           0.08%         N/A               2.38%

Eclipse Mid Cap Core                                          N/A              N/A          N/A             -15.90%

Eclipse Mid Cap Value                                        -2.50%           8.27%         N/A              11.48%

Eclipse Short Term Bond                                       7.32%           3.46%          3.18%            3.73%
Eclipse Short Term Bond Service Class                         7.23%           3.29%          3.06%            3.62%

Eclipse Small Cap Value                                       0.00%           4.03%          8.06%            7.36%

Eclipse Tax Free Bond                                         N/A              N/A            N/A             6.45%

Eclipse Ultra Short Term Income                               5.66%           3.40%                           3.78%

Eclipse Value Equity                                         -8.10%           3.05%          7.67%            9.88%
Eclipse Value Equity Service Class                           -8.26%           2.88%          7.56%            9.77%


                       As of 10/31/01                           RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
                                                                                       SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                                            SINCE
                          FUND NAME                              1 YEAR       5 YEARS      10 YEARS       INCEPTION
-------------------------------------------------------------- ------------ ------------ -------------- --------------

Eclipse Asset Manager                                             -7.11%         7.62%        7.85%           8.28%
Eclipse Asset Manager Service Class                               -7.26%         7.44%        7.73%           8.17%

Eclipse Balanced                                                   3.35%         6.56%        7.88%           7.75%

Eclipse Bond                                                       8.37%         4.32%        4.13%           4.62%
Eclipse Bond Service Class                                         8.27%         4.17%        4.01%           4.52%

Eclipse Core Bond Plus                                               N/A           N/A          N/A           4.83%

Eclipse EAFE Index                                               -14.88%        -0.09%        2.36%           3.04%
Eclipse EAFE Index Service Class                                 -15.18%        -0.26%        2.22%           2.90%

Eclipse Growth Equity                                            -20.47%         5.88%        8.39%          11.98%
Eclipse Growth Equity Service Class                              -20.51%         5.69%        8.26%          11.83%

Eclipse Indexed Bond                                               7.99%         4.36%        4.43%           4.92%
Eclipse Indexed Bond Service Class                                 7.86%         4.20%        4.33%           4.82%

Eclipse Indexed Equity                                           -13.74%         7.95%       10.15%          11.18%
Eclipse Indexed Equity Service Class                             -13.86%         7.76%       10.02%          11.05%

Eclipse International Equity                                      -8.01%         1.45%          N/A           3.07%
Eclipse International Equity Service Class                        -8.06%         1.25%          N/A           2.84%

Eclipse Mid Cap Core                                                 N/A           N/A          N/A          -9.68%

Eclipse Mid Cap Value                                             -1.43%         7.73%          N/A          10.45%

Eclipse Short Term Bond                                            6.34%         3.60%        3.36%           3.78%
Eclipse Short Term Bond Service Class                              6.21%         3.43%        3.25%           3.68%

Eclipse Small Cap Value                                            0.00          5.38%        8.29%           7.43%

Eclipse Tax Free Bond                                                N/A            N/A          N/A           4.49%

Eclipse Ultra Short Term Income                                    4.84%         3.50%          N/A           3.76%

Eclipse Value Equity                                              -3.97%         4.01%        7.78%           9.74%
Eclipse Value Equity Service Class                                -4.12%         3.85%        7.67%           9.63%


         A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

         In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

         From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager or Subadvisor, and other pertinent facts relating to the management of the Fund by the Manager or the Subadvisor.

         From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, The Wall Street Journal and such other publications as the Manager deems appropriate.

         In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the S&P 500 Index, the BIG Index, the Morgan Stanley Capital International indices, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Smith Barney World Government Benchmark Bond Index, the Salomon Smith Barney non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index ("CPI")(measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

          From time to time, advertisements for the Funds may include general information about the services and products offered by Eclipse, The MainStay Funds, MainStay VP Series Fund, Inc. New York Life Investment Management Institutional Funds and/or New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

         It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance.

                                OTHER INFORMATION

CAPITALIZATION

         The Funds are separate portfolios of the Company and the Trust. In addition to the No-load Class and the Service Class, the Eclipse Money Market Fund offers another class of shares, the Sweep Shares. The Board may establish additional portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of Eclipse's shareholders. When issued, shares are fully paid, non-assessable, redeemable, and freely transferable.

EFFECTIVE MATURITY

         Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage prepayments, in addition to the maturity dates of the securities in the portfolio.

CONTROL PERSONS AND SHARE OWNERSHIP OF THE FUNDS

         On January 31, 2002, there were 4,652,534 shares of beneficial interest of the Eclipse Ultra Short Term Income Fund outstanding; 3,158,490 shares of beneficial interest of the Eclipse Balanced Fund outstanding; 3,577,016 shares of beneficial interest of the Eclipse Mid Cap Value Fund outstanding; and 9,676,285 shares of beneficial interest of the Eclipse Small Cap Value Fund outstanding.

         The number of shares of common stock outstanding for each Fund that is a series of the Company, as of January 31, 2002, is as follows:

             FUND                 NUMBER OF SHARES OUTSTANDING
------------------------------    ----------------------------
Eclipse Growth Equity Fund                 22,292,608
Eclipse Value Equity Fund                  12,966,277
Eclipse Indexed Equity Fund                29,937,156
Eclipse Mid Cap Core Fund                   2,791,273
Eclipse Bond Fund                          11,965,892
Eclipse Core Bond Plus Fund                 2,669,781
Eclipse Indexed Bond Fund                   8,459,879
Eclipse Short Term Bond Fund                3,478,347
Eclipse Tax Free Bond Fund                  3,271,966
Eclipse Money Market Fund                 467,788,772
Eclipse Asset Manager Fund                 40,502,996
Eclipse International Equity Fund           2,622,208
Eclipse EAFE Index Fund                     3,877,391

         The following table sets forth information concerning beneficial and record ownership as of January 31, 2002, of the shares of each Fund of the Company and the Trust by each person who beneficially or of record owned 5% or more of the voting securities of any such Fund:

                    FUND                                     SHAREHOLDER                   NUMBER OF SHARES/% OWNED
--------------------------------------------- ------------------------------------------- ---------------------------
Money Market Fund Sweep Shares                National Financial Services LLC for         288,263,753.180
                                              Exclusive BFT of our Customers              100%
---------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund                     New York Life Trust Company                 121,053,030.250
                                              Client Accounts                             67.69%
---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund                  New York Life Insurance Co Lifestyles       998,757.412
                                              SA#20                                       29.73%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund                  New York Life Trust Company                 203,420.458
                                              Client Accounts                             6.06%
---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund                  New York Life Progress-Sharing Investment   921,905.209
                                              Plan Program                                27.44%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                             New York Life Separate Accounts             2,988,094.305
                                                                                          25.97%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                             New York Life Ins. Co. Employees' Health    1,774,602.539
                                              and Life Benefits                           15.42%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                             New York Life Ins. Co. Agents' Health and   1,838,238.233
                                              Life Benefit Trust Life Benefits            15.98%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                             New York Life Trust Company                 1,670,692.650
                                              Client Accounts                             14.52%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund                             Voith Fabrics Inc Salaried Employees'       652,463.029
                                              Trust                                       5.67%
---------------------------------------------------------------------------------------------------------------------
Eclipse Index Bond Fund                       Northern Inyo County Local Hospital         548,017.889
                                              District                                    7.39%
---------------------------------------------------------------------------------------------------------------------
Eclipse Index Bond Fund                       New York Life Trust Company                 3,861,597.928
                                              Client Accounts                             52.06%
---------------------------------------------------------------------------------------------------------------------
Eclipse Index Bond Fund                       New York Life Progress-Sharing Investment   509,569.558
                                              Plan Program                                6.87%
---------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                    New York Life Insurance Co                  11,896,456.474
                                                                                          30.99%
---------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                    New York Life Trust Company                 12,902,459.187
                                              Client Accounts                             33.61%
---------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund                    New York Life Progress-Sharing Investment   4,179,134.285
                                              Plan Program                                10.89%
---------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                     New York Life Trust Company                 4,314,187.774
                                              Client Accounts                             34.50%
---------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                     New York Life Progress-Sharing Investment   2,251,028.433
                                              Plan Program                                18.00%
---------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund                     Vanguard Fiduciary Trust Co Eclipse Funds   897,782.628
                                                                                          7.18%
---------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund                    New York Life Trust Company                 6,372,875.480
                                              Client Accounts                             29.56%
---------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund                    New York Life Progress-Sharing Investment   11,117,498.562
                                              Plan Program                                51.57%
---------------------------------------------------------------------------------------------------------------------
Eclipse Index Equity Fund                     New York Life Trust Company                 15,458,666.972
                                              Client Accounts                             61.09%
---------------------------------------------------------------------------------------------------------------------
Eclipse Index Equity Fund                     New York Life Progress-Sharing Investment   3,625,373.936
                                              Plan Program                                14.33%
Eclipse EAFE Index Fund                       New York Life Insurance Co                  1,160,406.770
                                                                                          31.10%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund                       New York Life Ins. Co. Employees' Health    280,154.317
                                              and Life Benefit Trust Life Benefits        7.51%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund                       New York Life Ins. Co. Agents' Health and   212,300.596
                                              Life Benefit Trust Life Benefits            5.69%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund                       Frank G. and Frieda K. Brotz Family         395,794.066
                                              Foundation Inc                              10.61%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund                       Plastics Engineering Co                     545,402.513
                                                                                          14.62%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund                       New York Life Trust Company                 321,824.945
                                              Client Accounts                             8.63%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund                       Brotz Family International Mutual Fund      211,668.339
                                              Partnership                                 5.67%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund             New York Life Progress-Sharing Investment   880,666.493
                                              Plan Program                                34.91%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund             Voith Fabrics Inc Salaried Employees'       685,675.416
                                              Trust                                       27.18%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund             Voith Sulzer Paper Technology North         179,512.496
                                              American Inc Salaried Employees' Trust      7.12%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund             Cenco c/o Compass Bank                      177,111.327
                                                                                          7.02%
---------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class       New York Life Trust Company                 207,836.650
                                              Client Accounts                             9.67%
---------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class       New York Life Trust Company                 108,184.550
                                              Cust for the Rollover IRA of Kenneth        5.03%
                                              Landau
---------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class       New York Life Trust Company                 153,177.760
                                              Cust for the Rollover IRA of Rose L.        7.12%
                                              Storin
---------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class       Summership & Co W13E                        119,357.130
                                                                                          5.55%
---------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund-Service Class       NFSC FEBO # N27-001643                      381,389.550
                                              NFSC/FMTC IRA                               17.74%
---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service Class    New York Life Trust Company                 37,881.202
                                              Client Accounts                             33.76%
---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service Class    Bear Stearns Securities Corp                23,079.453
                                                                                          20.57%
---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service Class    Janet Carey TTEE                            16,005.264
                                              FBO Zachary Lake Landon                     14.26%
                                              U/W of Herbert D. Landon Deceased
---------------------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund-Service Class    Joan F. Thompson                            6,438.679
                                              Bruce Barry and Brian Thompson TOD          5.74%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund - Service Class             New York Life Trust Company                 387,318.863
                                              Client Accounts                             75.99%
---------------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund - Service Class             NFSC FEBO # N27-002518                      27,305.609
                                              Turner & Co                                 5.36%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Eclipse Index Bond Fund-Service Class         New York Life Trust Company                 967,000.168
                                              Client Accounts                             90.05%
---------------------------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund-Service Class      New York Life Trust Company                 1,627,020.805
                                              Client Accounts                             76.90%
---------------------------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund-Service Class       New York Life Trust Company                 207,770.236
                                              Client Accounts                             44.92%
---------------------------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund-Service Class      New York Life Trust Company                 459,194.632
                                              Client Accounts                             62.56%
---------------------------------------------------------------------------------------------------------------------
Eclipse Index Equity Fund-Service Class       New York Life Trust Company                 3,447,547.039
                                              Client Accounts                             74.51%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund-Service Class         New York Life Trust Company                 20,197.518
                                              Client Accounts                             40.58%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund-Service Class         New York Life Trust Company                 3,413.377
                                              Cust for the Rollover IRA of Dennis Weiner  6.86%
---------------------------------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund-Service Class         Security Trust Company Custodial            5,762.438
                                              Nominee FBO Promanage6                      11.58%
                                              Security Trust Company
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund-Service     Priority Systems Inc Profit Sharing Plan    6,404.704
Class                                                                                     17.18%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund-Service     James Tucker                                3,412.726
Class                                         Nancy D. Miller-Tucker Ten Ent              9.15%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund-Service     New York Life Trust Company                 3,310.410
Class                                         Cust for the IRA of Norma J. Murphy         8.88%
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund-Service     NFSC FEBO # N27-001015                      3,460.813
Class                                         NFS/FMTC Rollover IRA                       9.28%
                                              FBO John M. Ellis III
---------------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund-Service     NFSC FEBO # N24-013544                      2,290.099
Class                                         NFSC/FMTC IRA Rollover                      6.14%
                                              FBO Robert P. Keane
---------------------------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund                   New York Life Insurance Co                  2,500,000.000
                                                                                          93.36%
---------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund                     New York Life Insurance Co                  2,500,000.000
                                                                                          89.56%
---------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund                     Frank G. and Frieda K. Brotz Family         227,118.976
                                              Foundation Inc                              8.14%
---------------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund                    New York Life Insurance Co                  2,500,000.000
                                                                                          77.49%
---------------------------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund                    CNA Trust Corporation Ttee                  721,429.972
                                              FBO Omnibus Participants                    22.36%
                                              A/C # 1050000000
---------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund          New York Life Ins Co                        2,995,013.367
                                                                                          64.37%
---------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund          CNA Trust Corporation Ttee                  983,388.924
                                              FBO Omnibus Participants                    21.14%

                                              A/C # 1050000000
---------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                         FTC & CO                                    303,,275.080
                                                                                          9.60%
---------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund                         Mellon Bank as Trustee                      2,132,356.000
                                              Agent Omnibus                               67.51%
                                              AIM # 026-0027
---------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                    Charles Schwab & Company Inc                273,523.850
                                                                                          7.65%
---------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund                    American Express Trust Co                   2,694,047.855
                                              American Express Retirement Serv            75.32%
                                              FBO NIBCO 401K
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                  New York Life Progress-Sharing Investment   563,802.695
                                              Plan Program                                5.79%
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                  Charles Schwab & Company Inc                1,970,651.545
                                                                                          20.23%
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                  Masonic Charity Foundation                  534,945.749
                                              TCM Special Purpose                         5.49%
                                              c/o Bankers Trust NY
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                  National Financial Services Corp            2,595,500.648
                                                                                          26.65%
---------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund                  New York Life Trust Company                 695,236.154
                                                                                          7.14%
---------------------------------------------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Company and the Trust. The Annual Reports of the Company and the Trust, which are incorporated by reference in this SAI, have been incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Funds, and also acts as counsel to the Funds.

TRANSFER AGENT

         Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, and affiliate of New York Life Investment Management LLC, is the Funds' Transfer, Dividend, Disbursing and Shareholder Servicing Agent. ESS, whose address is NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. ESS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. ESS is paid a per account fee and out-of-pocket expenses by the Funds. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), whose address is 66 Drive, Braintree, MA 02184-3839. BFDS will perform certain of the services for which ESS is responsible. In addition, the Fund or ESS may contract with other service organizations, including affiliates of ESS and broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Fund. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive service fees for those services from the Fund.

CUSTODIAN

         The Bank of New York, 90 Washington Street, New York, NY 10286, is custodian of cash and securities of each Fund of the Company and Trust and has subcustodial agreements for holding such Funds' foreign assets.

REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the registration statements filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statements, each such statement being qualified in all respects by such reference.

         Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

         In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

         Moody's assigns rating to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         2) Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issues under a medium-term program.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates a ranking in the lower end of that generic rating category.

MUNICIPAL SHORT TERM LOAN RATINGS

         MIG 1/VMIG 1: This designation denotes best quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

         SG: This designation denotes speculative-grade credit. Debt instruments in this category may lack sufficient margins of protection.

CORPORATE SHORT TERM DEBT RATINGS

         Moody's short term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         In addition, in certain countries, the PRIME rating may be modified by the issuer's or guarantor's senior unsecured long-term debt ratings.

                                STANDARD & POOR'S

                     A DIVISION OF THE MCGRAW-HILL COMPANIES

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

         D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT TERM RATING DEFINITIONS

         A-1: A short term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.   Articles of Organization:

     (1)  Articles of Incorporation of Eclipse Funds Inc. (1)

     (2)  Agreement and Declaration of Trust of Eclipse Funds. (20)

     (3)  Amendment to Agreement and Declaration of Trust of Eclipse Funds. (18)

     (4) Second Amendment to Agreement and Declaration of Trust of Eclipse Funds. (21)

     (5) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (2)

     (6) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (4)

     (7)  Certificate of Designation for Eclipse Funds. (15)

     (8)  Certificate of Redesignation for Eclipse Funds. (16)

     (9) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (6)

     (10) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (7)

     (11) Form of Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (12)

     (12) Articles Supplementary to Articles of Incorporation of Eclipse Funds Inc. (22)

     (13) Articles of Amendment to Articles of Incorporation of Eclipse Funds Inc. (22)

b.   By-laws

     (1)  By-Laws of Eclipse Funds Inc. (1)

     (2)  By-Laws of Eclipse Funds. (20)

c.   Specimen Certificates for Common Stock (3)

d. (1) (a) Form of (composite) Management Agreement between MainStay Institutional Funds Inc., on behalf of the Bond Fund, EAFE Index Fund, Growth Equity Fund, Indexed Bond Fund, Indexed Equity Fund, International Bond Fund, International Equity Fund, Money Market Fund, Asset Manager Fund (formerly Multi-Asset Fund), Short Term Bond Fund and Value Equity Fund, and MainStay Management LLC. (11)

     (b) Form of Management Agreement between MainStay Institutional Funds Inc., on behalf of the Core Bond Plus Fund, Mid Cap Core Fund and Tax Free Bond Fund, and New York Life Investment Management LLC. (13)

     (c) Substitution Agreement between MainStay Institutional Funds Inc. and New York Life Investment Management LLC. (23)

     (d) Management Agreement between Eclipse Funds Inc., on behalf of Core Bond Plus Fund, and New York Life Investment Management LLC. (23)

     (e) Management Agreement between Eclipse Funds Inc. and New York Life Investment Management LLC related to Indexed Equity Fund, Mid Cap Core Fund, Indexed Bond Fund, Money Market Fund, Asset Manager Fund, and EAFE Index Fund.(23)

     (f) Management Agreement between Eclipse Funds and New York Life Investment Management LLC with respect to Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Term Income Fund, and Balanced Fund. (23)

     (2)(a) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Bond Fund, Growth Equity Fund, International Bond Fund, International Equity Fund, Short Term Bond Fund and Value Equity Fund, and MacKay Shields LLC. (11)

     (b) Form of (composite) Sub-Advisory Agreement between MainStay Management LLC, on behalf of the EAFE Index Fund, Indexed Bond Fund, Indexed Equity Fund and Asset Manager Fund (formerly Multi-Asset Fund), and Monitor Capital Advisors LLC. (11)

     (c) Form of Sub-Advisory Agreement between MainStay Management LLC, on behalf of the Money Market Fund and New York Life Insurance Company.
          (11)

     (d) Form of Sub-Advisory Agreement between New York Life Investment Management LLC, on behalf of the Core Bond Plus Fund and the Tax Free Bond Fund, and MacKay Shields LLC. (13)

e.   Distribution Agreements:

     (1) Distribution Agreement between Eclipse Funds Inc. and NYLIFE Distributors, Inc. (5)

     (2) Form of Distribution Agreement between Eclipse Funds and NYLIFE Distributors Inc. (22)

f.   Not Applicable.

g. (1) Form of Custody Agreement between Eclipse Funds Inc. and State Street Bank. (6)

     (2) Custody Agreement between Eclipse Funds and Investors Fiduciary Trust Company. (14)

     (3) Amended Appendix C to the Custody Agreement between Eclipse Funds Inc. and State Street Bank. (22)

     (4) Form of Custody Agreement between Eclipse Funds and The Bank of New York (23)


h. (1) (a) Form of Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services. (2)

          (b) Amended Fee Schedule to the Transfer Agency and Service Agreement between Mainstay Institutional Funds Inc. and Mainstay Shareholder Services LLC. (22)

          (c) Copy of Transfer Agency Agreement between Eclipse Funds and Investors Fiduciary Trust Company. (14)

          (d) Form of Transfer Agency and Service Agreement between Eclipse Funds and NYLIM Shareholder Services LLC (d/b/a Eclipse Shareholder Services LLC). (22)

(2) Form of License Agreement for the benefit of Mainstay Institutional Funds Inc. (2)

(3) Form of Service Agreement with New York Life Benefit Services LLC for the benefit of Mainstay Institutional Funds Inc. (10)

(4) Form of Service Agreement between Mainstay Institutional Funds Inc. and New York Life Insurance Company. (10)

(5) Copy of Administration Contract between Eclipse Funds and NYLIFE Securities Inc. (17)

(6) (a) Sub-Transfer Agency and Service Agreement between Mainstay Shareholder Services, Inc. and Boston Financial Data Services, Inc. (22)

     (b) Amended Fee Schedule to Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC (formerly Mainstay Shareholder Services, Inc.) and Boston Financial Data Services, Inc. (23)

i. Opinion of Counsel related to the offering of shares of common stock of the Core Bond Plus Fund, Mid Cap Core Fund and the Tax Free Bond Fund. (22)

j. Auditor's consent related to Eclipse Funds Inc. and Eclipse Funds as filed in PEA #29 to the Eclipse Funds Inc. Registration Statement and PEA #23 to the Eclipse Funds Registration Statement. *

k.   Not Applicable.

l. (1) Initial Subscription Agreement for shares of common stock of Eclipse Funds Inc. (3)

     (2) Investment representation letter of initial purchaser of shares of beneficial interest of Eclipse Funds. (18)

m.   (1) Form of Account Application for Eclipse Funds Inc.. (3)

     (2)  Shareholder Services Plan for Eclipse Funds Inc. (10)

     (3)  Amended and Restated Shareholder Services Plan for Eclipse Funds Inc.
          (12)

     (4) Shareholder Services Plan for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

     (5) Plan of Distribution Pursuant to Rule 12b-1 for Money Market Fund Sweep Shares, a series of Eclipse Funds Inc. (12)

n.   Not Applicable.

o.   (1) Multiple Class Plan of Eclipse Funds Inc. (11)

          (a)  Amendment to Multiple Class Plan of Eclipse Funds Inc. (22)

     (2) Form of Amended and Restated Multiple Class Plan of Eclipse Funds Inc.
          (12)

     (3) Amended and Restated Multiple Class Plan for Eclipse Funds Inc.*

     (4) Multiple Class Plan for Eclipse Funds*

p.   (1) Form of Code of Ethics for The MainStay Institutional Funds Inc. (13)

     (2)  Form of Code of Ethics for MainStay Management LLC. (13)

     (3)  Form of Code of Ethics for MacKay Shields LLC. (13)

     (4)  Form of Code of Ethics for Monitor Capital Advisors LLC. (13)

     (5)  Form of Code of Ethics for New York Life Investment Management LLC.
          (13)

     (6)  Form of Code of Ethics for NYLIFE Distributors, Inc. (13)

     (7)  Form of Code of Ethics for Eclipse Funds. (19)

--------------
*Filed herewith.

1.   Filed with Registration Statement No. 33-36962 on September 21, 1990.

2. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-36962 on November 19, 1990.

3. Filed with Pre-Effective Amendment No. 2 to Registration Statement No. 33-36962 on December 26, 1990.

4. Filed with Post-Effective Amendment No. 4 to Registration Statement No. 33-36962 on November 2, 1992.

5. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-36962 on April 29, 1994.

6. Filed with Post-Effective Amendment No. 7 to Registration Statement No. 33-36962 on October 14, 1994.

7. Filed with Post-Effective Amendment No. 8 to Registration Statement No. 33-36962 on December 29, 1994.

8. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-36962 on April 28, 1995.

9. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-36962 on February 28, 1996.

10. Filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-36962 on May 1, 1997.

11. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-36962 on May 1, 1997.

12. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-36962 on September 25, 1998.

13. Filed with Post-Effective Amendment No. 24 to Registration Statement No. 33-36962 on October 18, 2000.

14. Filed with Post-Effective Amendment No. 6 to Registration Statement No. 33-8865 on April 30, 1990.

15. Filed with Post-Effective Amendment No. 12 to Registration Statement No. 33-8865 on October 13, 1994.

16. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 33-8865 on April 30, 1999.

17. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 33-8865 on April 30, 1991.

18. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-8865 on January 9, 1987.

19. Filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-8865 on April 27, 2000.

20.  Filed with Initial Registration Statement No. 33-8865 on September 19,
     1986.

21. Filed with Post-Effective Amendment No. 17 to Registration Statement No. 33-8865 on February 27, 1998.

22. Filed with Post-Effective Amendment No. 25 to the Company's Registration Statement No. 33-36962 and Post-Effective Amendment No. 21 to the Trust's Registration Statement No. 33-33-8865 on December 29, 2000.

23.  Filed with Post-Effective Amendment No. 26 to the Company's
     Registration Statement and with Post-Effective Amendment No. 22 to the Trust's Registration Statement.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Name of Organizations (Jurisdiction)

Eclipse Funds Inc. (File Nos. 33-36962 / 811-6175) (Maryland)
Eclipse Funds (File Nos. 33-8865 and 811-4847) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
  MacKay Shields LLC (Delaware)
    MacKay Shields Domestic General Partner, L.L.C. (Delaware)
  Madison Square Advisors LLC (Delaware)
    NYLCAP Manager LLC (Delaware)
      New York Life Capital Partners, L.L.C. (Delaware)
  MainStay Management LLC (Delaware)
  NYLIM Service Company LLC (Delaware)
  Monitor Capital Advisors LLC (Delaware)
  New York Life Investment Management LLC (Delaware)
    New York Life Investment Management (U.K.) Limited
  New York Life Benefit Services LLC (Delaware)
  NYLIFE Distributors Inc. (Delaware)

New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)
  Docthos, S.A.2 (Argentina) (40%)
  GEO New York Life, S.A. (Mexico)
  HSBC New York Life Seguros de Vida (Argentina) S.A.2 (40%)
  HSBC New York Life Seguros de Retiro (Argentina) S.A.2 (40%)
  Maxima S.A. AFJP2 (Argentina) (40%)
  New York Life Insurance Ltd. (South Korea)
  New York Life Insurance Worldwide Ltd. (Bermuda)
  New York Life International Holdings Ltd. (Mauritius)
  Max New York Life Insurance Company Limited 2 (India) (26%)
  New York Life International India Fund (Mauritius) L.L.C. (Mauritius) (90%) New York Life Insurance (Philippines), Inc. (Philippines)
  New York Life Worldwide Capital, Inc. (Delaware)
    Fianzas Monterrey, S.A. (Mexico)
      Operada FMA (Mexico)
  Siam Commercial New York Life Insurance Public Company Limited (Thailand)

  (23.73%)
  NYLIFE Thailand, Inc. (Delaware)

    Siam Commercial New York Life Insurance Public Company Limited (Thailand) (42.89%)
  NYLI-VB Asset Management Co. (Mauritius) L.L.C. (Mauritius) (90%)
  P.T. Asuransi Jiwa Sewu-New York Life (Indonesia) (Indonesia) (50.03%) Seguros Monterrey New York Life, S.A. (Mexico)
    Corporativo Seguros (Mexico)
    Centro Nacional de Servicios y Operaciones (Mexico)
    Centro de Capacitacion Monterrey (Mexico)
  NYLIFE LLC (Delaware)
    Avanti Corporate Health Systems, Inc. (Delaware)
      Avanti of the District, Inc. (Maryland)
  Eagle Strategies Corp. (Arizona)
  Express Scripts, Inc. 3 (Delaware) (21.04%)
  New York Life Capital Corporation (Delaware)
  New York Life International Investment Inc. (Delaware)
    Monetary Research Ltd. (Bermuda)
    NYL Management Limited (United Kingdom)
  New York Life Trust Company (New York)
  New York Life Trust Company, FSB (United States)
  NYLCare NC Holdings, Inc. (Delaware)
  NYLIFE Administration Corp. (Texas)
  NYLIFE Structured Asset Management Company Ltd. (Texas)
  NYLIFE Refinery Inc. (Delaware)
  NYLIFE Securities Inc. (New York)
  New York Life International Investment Asia Ltd. (Mauritius)
  NYLINK Insurance Agency Incorporated (Delaware)
    NYLINK Insurance Agency of Alabama, Incorporated (Alabama)
    NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii)
    NYLINK Insurance Agency of Massachusetts, Incorporated
    (Massachusetts)
    NYLINK Insurance Agency of Montana, Incorporated (Montana)
    NYLINK Insurance Agency of Nevada, Incorporated (Nevada)
    NYLINK Insurance Agency of New Mexico, Incorporated (New Mexico)
    NYLINK Insurance Agency of Washington, Incorporated (Washington)
    NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)
  NYLTEMPS INC. (Delaware)
  NYLUK I Company (United Kingdom)
    New York Life (U.K.) Limited (United Kingdom)
      Life Assurance Holding Corporation Limited 2 (United Kingdom) (22.9%) Windsor Life Assurance Company Limited 2 (United Kingdom)
    W Financial Services (United Kingdom)
    W Home Loans (United Kingdom)
    W Trust Managers (United Kingdom)
    WFMI (United Kingdom)
    WIM(United Kingdom)
  NYLUK II Company (United Kingdom)

    W(UK)HC Limited (United Kingdom)
    Gresham Mortgage (United Kingdom)
    Gresham Unit Trust Managers (United Kingdom)
    W Construction Company (United Kingdom)
    WUT (United Kingdom)
    WIM (AIM) (United Kingdom)
    WLIC (United Kingdom)
  Prime Provider Corp. (New York)
    Prime Provider Corp. of Texas (Texas)
  WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

New York Life BioVenture Partners LLC (Delaware)
----------
(1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

(2) This entity is an unaffiliated registered investment company for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. It is not a subsidiary of New York Life but is included for informational purposes only.

(3) An unaffiliated trust formed solely for the purpose of holding shares of New York Life Settlement Corporation. It is not a subsidiary of New York Life but is included for informational purposes only.

(4)  One Share is held in the name of a Nominee as required by British law.

(5) These entities are unaffiliated insurance agencies for which New York Life and its subsidiaries perform administrative services. They are not subsidiaries of New York Life but are included for informational purposes only.


ITEM 25. INDEMNIFICATION

With respect to Eclipse Funds Inc., reference is made to Article VI of By-Laws (Exhibit 2), and Article VII, Section 2 of that Company's Articles of Incorporation (Exhibit 1), which are incorporated by reference herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a trustee, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Eclipse Funds incorporates herein by reference the response to Item 27 disclosed in the Registration Statement on Form N-1A of Eclipse Funds filed with the Commission on September 19, 1986.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of New York Life Investment Management LLC and MacKay Shields LLC is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of these Registration Statements, which summary is incorporated herein by reference.

The business or other connections of each manager and officer of New York Life Investment Management LLC is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (File No. 801-57396) and is hereby incorporated herein by reference.

The business or other connections of each manager and officer of MacKay Shields LLC is currently listed in the investment adviser registration on Form ADV for MacKay Shields LLC (File No. 801-5594) and is hereby incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

       a. NYLIFE Distributors Inc. also acts as the principal underwriter for:
           New York Life Investment Management Institutional Funds
           (File No. 333-56286)
           The MainStay Funds (File No. 33-2610)
           NYLIAC Variable Universal Life Separate Account I
           NYLIAC Multi-Funded Annuity Separate Account I
           NYLIAC Multi-Funded Annuity Separate Account II
           NYLIAC Variable Annuity Separate Account I
           NYLIAC Variable Annuity Separate Account II
           NYLIAC Variable Annuity Separate Account III
           NYLIAC Variable Life Insurance Separate Account
           NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account



b.

                                   POSITION(S) AND
                                    OFFICE(S) WITH       POSITION(S) AND      POSITION(S) AND
NAME AND PRINCIPAL                     NYLIFE            OFFICE(S) WITH       OFFICE(S) WITH
BUSINESS ADDRESS                   DISTRIBUTORS, INC.    ECLIPSE FUNDS        ECLIPSE FUNDS INC.
--------------------------------  ---------------------  ------------------   --------------------
Brady, Robert E.                    Director and Vice      None                None
169 Lackawanna Avenue               President
Parsippany, NJ 07054

Wendlandt, Gary E.                  Director               None                None
51 Madison Avenue
New York, NY 10010
                                                           Senior Vice         Senior Vice
Boyce, Jefferson C.                 Director               President           President
51 Madison Avenue
New York, NY 10010

Roussin, Stephen C.                 Director and           Trustee and         Director and
169 Lackawanna Avenue               Chairman               Chairman            Chairman
Parsippany, NJ  07054

Lee, Brian                          President              None                None
169 Lackawanna Ave.
Parsippany, NJ 07054

                                   POSITION(S) AND
                                    OFFICE(S) WITH       POSITION(S) AND      POSITION(S) AND
NAME AND PRINCIPAL                     NYLIFE            OFFICE(S) WITH       OFFICE(S) WITH
BUSINESS ADDRESS                   DISTRIBUTORS, INC.    ECLIPSE FUNDS        ECLIPSE FUNDS INC.
--------------------------------  ---------------------  ------------------   --------------------
Gallo, Michael G.                   Director               None                None
51 Madison Avenue
New York, NY 10010

Rock, Robert D.                     Director               None                None
51 Madison Avenue
New York, NY 10010

Boccio, Frank M.                    Director               None                None
51 Madison Avenue
New York, NY 10010

Hildebrand, Phillip J.              Director               None                None
51 Madison Avenue
New York, NY 10010

Levy, Richard D.                    Director               None                None
51 Madison Avenue
New York, NY 10010

Farrell, Patrick J.                 Senior Vice            Treasurer, Chief    Treasurer, Chief
169 Lackawanna Ave.                 President and Chief    Financial and       Financial and
Parsippany, NJ 07054                Financial Officer      Accounting          Accounting Officer
                                                           Officer and         and Assistant
                                                           Assistant           Secretary
                                                           Secretary

Burke, Derek                        Chief Compliance       Compliance Officer  Compliance Officer
169 Lackawanna Ave.                 Office
Parsippany, NJ 07054

Adasse, Louis H.                    Corporate              None                None
51 Madison Avenue                   Vice President
New York, NY 10010

Calhoun, Jay S.                     Senior Vice President  None                None
51 Madison Avenue                   and Treasurer
New York, NY 10010

Warga, Thomas J.                    Senior Vice President  None                None
51 Madison Avenue                   and General Auditor
New York, NY 10010

Fishler, Wendy                      Senior Vice President  None                None
169 Lackawanna Ave.
Parsippany, NJ 07054

Moeller, Peter                      Senior Vice President  None                None
169 Lackawanna Ave.
Parsippany, NJ 07054

Zuccaro, Richard W.                 Vice President         Tax Vice President  Tax Vice President
51 Madison Avenue
New York, NY 10010

Marsden-Cochran, Mary               Vice President         None                None
169 Lackawanna Ave.
Parisppany, NJ 07054

Harrington, Scott                   Corporate Vice         None                None
169 Lackawanna Ave.                 President
Parsippany, NJ 07054

Anselmi, Robert A.                  Secretary              Secretary           Secretary
51 Madison Avenue
New York, NY 10010

Somelofske, Thomas J.               Assistant Vice         None                None
169 Lackawanna Ave.                 President
Parsippany, NJ 07054

                                   POSITION(S) AND
                                    OFFICE(S) WITH       POSITION(S) AND      POSITION(S) AND
NAME AND PRINCIPAL                     NYLIFE            OFFICE(S) WITH       OFFICE(S) WITH
BUSINESS ADDRESS                   DISTRIBUTORS, INC.    ECLIPSE FUNDS        ECLIPSE FUNDS INC.
--------------------------------  ---------------------  ------------------   --------------------
Livornese, Linda M.                 Vice President         None                President
51 Madison Avenue
New York, NY 10010

Murray, Thomas J.                   Corporate Vice         None                None
51 Madison Avenue                   President
New York, NY 10010

Krystel, David J.                   Vice President                             None
51 Madison Avenue                                          None
New York, NY 10010

McInerney, Barbara                  Senior Vice President  None                None
51 Madison Avenue
New York, NY 10010

Leier, Albert W.                    Vice President         None                None
169 Lackawanna Avenue               of Financial
Parsippany, NJ 07054                Operations

Arizmendi, Arphiela                 Corporate              Assistant           Assistant Treasurer
169 Lackawanna Avenue               Vice President         Treasurer
Parsippany, NJ 07054

Cirillo, Antoinette B.              Corporate              Assistant           Assistant Treasurer
169 Lackawanna Avenue               Vice President         Treasurer
Parsippany, NJ 07054

Lorito, Geri                        Second                 Assistant           Assistant Treasurer
169 Lackawanna Avenue               Vice President         Treasurer
Parsippany, NJ 07054

Gomez, Mark A.                      Vice President         None                None
51 Madison Avenue
New York, NY 10010

Whittaker, Lori S.                  Assistant Secretary    Assistant           Assistant Treasurer
51 Madison Avenue                                          Treasurer
New York, NY 10010




     c. Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, at the offices of Eclipse Funds Inc., Eclipse Funds, New York Life Investment Management LLC, and NYLIFE Distributors Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany NJ 07054, and at the offices of MacKay Shields LLC, 9 West 57th Street, New York, NY 10019. Records relating to the duties of the custodian for each series of Eclipse Funds Inc. and Eclipse Funds are maintained, with respect to Eclipse Funds Inc. and Eclipse Funds by The Bank of New York, 90 Washington Street, New York, NY 10286. Records relating to the duties of the transfer agent of Eclipse Funds Inc. and Eclipse Funds are maintained by Boston Financial Data Services, 2 Heritage Drive, North Quincy, MA 02171.

ITEM 29  MANAGEMENT SERVICES.

Not Applicable.

ITEM 30  UNDERTAKINGS.

None.

                       SIGNATURES FOR ECLIPSE FUNDS INC.

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany in the State of New Jersey, on the 3rd day of May, 2002.

                                    ECLIPSE FUNDS INC.

                                    By:     Stephen C. Roussin*
                                            ------------------
                                            Stephen C. Roussin

                                    President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                                     TITLE                              DATE
  /s/ Stephen C. Roussin*                  Chairperson and Director                   May 3, 2002
  -----------------------
  Stephen C. Roussin

  /s/ Patrick G. Boyle*                    Director                                   May 3, 2002
  ---------------------
  Patrick G. Boyle

  /s/ Lawrence Glacken*                    Director                                   May 3, 2002
  ---------------------
  Lawrence Glacken

  /s/ Robert P. Mulhearn*                  Director                                   May 3, 2002
  -----------------------
  Robert P. Mulhearn

  /s/ Susan B. Kerley*                     Director                                   May 3, 2002
  --------------------
  Susan B. Kerley

  /s/ Peter Meenan**                       Director                                   May 3, 2002
  ------------------
  Peter Meenan

  /s/ Patrick J. Farrell                   Treasurer and Chief Financial              May 3, 2002
  -----------------------
  Patrick J. Farrell                       and Accounting Officer

  *By:  Patrick J. Farrell                                                            May 3, 2002
        -------------------------------
        Patrick J. Farrell
        as Attorney-in-Fact

* Pursuant to Powers of Attorney filed on March 1, 2001 as a part of Post-Effective Amendment No. 26 to the Company's Registration Statement

**        Filed herewith

                               ECLIPSE FUNDS INC.

                                  EXHIBIT INDEX

ITEM No.         ITEM
--------         ----
 1.              POWER OF ATTORNEY

0.(3)            AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR ECLIPSE FUNDS INC.